UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
(Rule 14a-101)
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☑	Definitive Proxy Statement
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WEX Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2023

NOTICE OF

ANNUAL MEETING AND

PROXY STATEMENT

WEX™

LETTER TO OUR STOCKHOLDERS
WEX INC.
1 Hancock Street
Portland, Maine 04101
April 24, 2023
Dear Fellow Stockholders,
You are cordially invited to attend the 2023 annual meeting of stockholders of WEX Inc. (the "Company"), which will be held on Thursday, May 11, 2023, at 8:00 a.m., Eastern Time. In order to allow a broad audience for the meeting, this year's annual meeting will be conducted exclusively via the Internet as a virtual audio web conference. Details for attending, and an overview of the matters expected to be acted upon at the meeting, are described in detail in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.
The Proxy Statement also includes important information about the Company’s financial performance in 2022, governance practices, and executive compensation program. As always, our management team and Board of Directors are focused on delivering long-term stockholder value, and we appreciate you taking the time to review these materials.
Stockholder Engagement
We value the input of our stockholders and our management team and Board of Directors are committed to ongoing engagement and dialogue. Throughout 2022, WEX management held multiple conversations with certain shareholders to discuss matters that interested them. In March 2022, we held an Investor Day to provide investors and shareholders an overview of our business and strategy. Furthermore, in the fall of 2022, WEX management reached out to shareholders representing approximately 59% of our shares outstanding to discuss corporate governance, ESG, our compensation programs, and other matters of interest to them.
Financial Performance
WEX had another impressive year in 2022. We ended the year with our tenth consecutive quarter of revenue growth and full year revenue increased 27% over 2021 to a record of approximately $2.4 billion. This outstanding performance was underpinned by the strength of our global commerce platform, competitiveness of our offerings, and power of our resilient business model. Against an uncertain macroeconomic backdrop, we remain steadfast on growing our business profitably, generating significant free cash, and allocating capital efficiently to deliver long term value to our shareholders.
Business Performance
Across the business, we continued to expand, grow, and scale. In 2022, we updated our purpose and values, launched the new global WEX brand, and executed on our integrated global marketing strategy. In addition to large contract wins and renewals, we added more than 100,000 new customers in 2022, the majority of which were small businesses. We successfully expanded partnerships with new sources of revenue while increasing the level of innovation across the organization, including the launch of an electric vehicle-focused solution in Europe and the U.S.
At the same time, we remained focused on initiatives to help WEX continue to scale and operate as an even more efficient and nimble organization. An example of this is our initiative aimed at reducing costs of acquiring and onboarding new customers. We also effectively managed our balance sheet, including a focus on returning capital to shareholders. In addition, we thoughtfully executed the Executive Leadership Team reorganization, which included the creation of the Chief Digital Officer, Chief Strategy Officer, and the Chief Operating Officer roles, geared to organize the Company for its next phase of growth.
Corporate Governance
We are committed to ensuring WEX maintains strong corporate governance practices that align with our stockholders' expectations. In line with this commitment, we have recently taken the following actions:
•Continued the process of declassifying the Board, with the phase-in of one-year terms, which commenced with the four directors that were nominated for election at the 2022 annual meeting of stockholders.
2023 Proxy Statement     1

LETTER TO OUR STOCKHOLDERS
•Refreshed the Board with six current members since 2018, adding a strong mix of diversity, skills, qualifications, backgrounds, and experiences to our Board.
•Re-named the Technology Committee to the Technology and Cybersecurity Committee to reflect their enhanced responsibilities providing oversight of the Company's cybersecurity program, which was further clarified in the committee's charter.
•Held a second straight fall shareholder engagement program with Board participation to ensure WEX's shareholders are able to provide feedback directly to our Board.
Environmental, Social, and Governance (ESG)
A focus on environmental, social, and governance (ESG) considerations is integral to our culture and long-term strategy, and is underpinned by our commitment to simplifying business for a sustainable future. Since the Company's 2022 annual meeting of stockholders, we have taken several important steps to advance our ESG strategy:
•Published our second annual ESG Report and accompanying Sustainability Accounting Standards Board (SASB) index.
•Established four key pillars around which to organize our ESG strategy – People & Culture; Environmental Innovation; Environmental Stewardship; and Social Impact – alongside our key governance practices.
•Measured and disclosed our Scopes 1 and 2 greenhouse gas (GHG) emissions data to determine baseline and help inform future climate strategies.
•Furthered our commitment to Diversity, Equity and Inclusion (DEI) by disclosing our aspirational 2025 gender and U.S. employee of color goals, and signing the Parity Pledge.
•Launched an EV-focused product in Europe and the U.S. as part of our mixed fleet strategy and served as title sponsor of the London EV Show in November.
Both our Board of Directors and Executive Leadership Team are actively engaged in WEX’s ESG strategy and focused on where our unique assets and capabilities position WEX to be a successful, responsible leader, considering all of our stakeholders, including the environment and community.
Gender Pay Parity
WEX strives to ensure that, regardless of gender, race or ethnicity, employees earn comparable pay for comparable work. Equal pay is a critical component of our diversity, equity, and inclusion journey and to dismantling barriers and eliminating disparities for all in the workplace. WEX is at global gender pay parity for comparable roles. Our equal pay analysis is based on fiscal year total compensation, which includes base salary and WEX incentive programs.
As we look ahead, WEX is well positioned to continue executing against our strategic objectives and investing in the long term future of the business. Our strategy remains focused on deepening our share of wallet, maintaining our market-leading position by driving customer-focused innovation, and further building out the scalability of our platform. We are grounded in our commitment to deliver strong stockholder value by harnessing our leading technology, cultivating customer relationships and people, and continuing to help our customers “simplify the business of running a business.”
We encourage you to review the enclosed proxy materials and to participate in the stockholder voting process. Your vote is valued. It is important that your shares are represented regardless of the size of your holdings. Please cast your vote as soon as possible, whether or not you plan on attending the virtual annual meeting.
I am confident in our path forward and the future of WEX. On behalf of the Board of Directors and our employees worldwide, thank you for your ongoing support.

Sincerely,

Melissa Smith Chair, Chief Executive Officer, and President
2     WEX Inc.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the board of directors of WEX Inc. for use at the Annual Meeting of Stockholders, to be held virtually at https://web.lumiagm.com/289188153, password wex2023, on May 11, 2023, at 8:00 a.m. EDT, and any postponement or adjournment thereof. In accordance with rules and regulations adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet. This proxy statement, the Notice and the accompanying proxy card, together with a copy of our Annual Report on Form 10-K filed for the year ended December 31, 2022 (the “Annual Report on Form 10-K”) with the SEC on February 28, 2023, are first being released to the Company’s stockholders on or about April 24, 2023. The company’s principal executive offices are located at 1 Hancock Street, Portland, Maine 04101
Company Overview
WEX Inc. ("WEX", "our(s)", "we" or "the Company") is the global commerce platform that simplifies the business of running a business. WEX owns and operates a B2B ecosystem that helps our customers overcome highly manual processes and reconciliations, navigate the complexity of consumer driven healthcare benefits, and solve their administrative challenges.
We believe that WEX offers the marketplace a unique combination of capabilities to simplify complexity, thereby setting WEX’s offerings apart from those of our competition, including:
•A global commerce platform. Our technology is engineered and operated with global scale and reliability. We have invested heavily, and expect to continue to invest, in technology. Using our technology, our customers have trusted us to conduct hundreds of billions worth of money movements in more than 20 currencies. We believe that our products and services play integral roles in the infrastructure of businesses.
•Personalized solutions, seamlessly embedded. We believe WEX is a leader in our end markets with solutions shaped by customer focused innovation and deep industry expertise. Both in our direct-to-corporate and partner channels, our solutions focus on simplifying the business of running a business by deeply embedding our solutions within our end customer workflows.
•Insights that power success. Customers look to WEX for a powerful combination of specialized expertise and rich data to assist them in driving better decisions, moving more quickly, and in dealing with risk. We put control in the hands of our customers.
Leveraging these unique capabilities, WEX offers solutions that organizations use to drive efficiencies and manage risk. These solutions, which share and benefit from our underlying capabilities such as payment processing, data analytics, and WEX Bank, are provided across three business segments.
2022 Performance Snapshot
With record revenue and adjusted net income, WEX finished 2022 in a strong position. We continued to win new customers and expand our relationships with existing partners across the WEX ecosystem, a testament to our compelling solutions, which are underpinned by global scale and reliability, customer-focused innovation, and specialized focus with rich data.
The Company’s 2022 GAAP total revenue increased 27% over the prior year. GAAP net income attributable to shareholders per diluted share rebounded to $4.50 compared to breakeven per diluted share in 2021. Adjusted net income attributable to shareholders per diluted share, a non-GAAP measure(1), increased 48% from 2021 to $13.53 per share, as shown in the charts below. Over the past five years, we have grown revenue at a compounded annual rate of 13%, net income attributable to shareholders per diluted share at a compound annual rate of 4%, and adjusted net income attributable to shareholders per diluted share at a compounded annual rate of 21%. In 2022, we saw revenue growth across all segments, which drove our strong financial performance. We continued to expand our solutions, strengthening and diversifying our cloud-based commerce platform, which positions WEX well for the future.
2023 Proxy Statement     3

PROXY STATEMENT SUMMARY

Total Revenue $ millions	Adjusted Net Income Attributable to Shareholders per Diluted Share(1)

+13% CAGR (2017-2022)
$2500
$2000
$1500
$1000
$500
$0
$1,249
$1,493
$1,724
$1,560
$1,851
$2,351
2017
2018
2019
2020
2021
2022

+21% CAGR (2017-2022)
$15.0
$12.0
$9.0
$6.0
$3.0
$0
$5.32
$8.28
$9.20
$6.06
$9.14
$13.53
2017
2018
2019
2020
2021
2022

(1)Non-GAAP adjusted net income attributable to shareholders per diluted share is not a financial measure prepared in accordance with generally accepted accounting principles ("GAAP"). For information on how we compute this non-GAAP financial measure and a reconciliation of the most directly comparable financial measure prepared in accordance with GAAP to adjusted net income attributable to shareholders per diluted share and the CAGR of such non-GAAP measurement, please refer to "Appendix A — Reconciliation of Non-GAAP Financial Measure" in this proxy statement.
We also continued to expand and diversify our already strong leadership base. During 2022, we added several new and dynamic leaders to our Executive Leadership Team ("ELT") and reorganized our ELT to better serve our customers and to enable better integration across our platform. As part of this reorganization, Carlos Carriedo joined WEX in the newly created role of Chief Operating Officer, International, to lead the Company’s international growth, and Karen Stroup joined WEX as our first Chief Digital Officer, to expand digital commerce and product development opportunities. Furthermore, in May 2022, Jagtar Narula, who has substantial public company financial officer experience, joined the Company as its new Chief Financial Officer. Also, in August, WEX created a new role of Chief Strategy Officer to drive the Company's strategy and operational planning across the organization, which was filled by WEX's then President, Corporate Payments, Jay Dearborn. These changes were designed to accelerate our business and unlock new growth opportunities by giving our customers an experience that puts them at the center of everything we do. Since 2018, we have also added a total of seven directors, six of whom still currently serve on our Board. This refreshment has strengthened the background, experiences, expertise, and diversity of our Board.
As shown and described below, actual pay outcomes for our NEOs were aligned with the financial performance results noted above, as well as with stock price performance. We have designed our performance-based annual and long-term incentive awards for executives to, among other things, align compensation with performance against pre-established goals for these metrics, in addition to stock price performance and other measures of operational success at the corporate, segment, and individual levels.
The following provides additional context to our overall performance in 2022:
•Total reported revenue grew across each of the three segments year-over-year, with Fleet Solutions up 30%, Travel and Corporate Solutions up 24%, and Health and Employee Benefit Solutions up 22%;
•Total purchase volume processed grew 57% year-over-year to $139 billion;
•Fleet segment payment processing transactions increased approximately 9% year-over-year;
•Our Health and Employee Benefit Solutions segment increased the average number of SaaS accounts by 11% over 2021;
•Travel and Corporate Solutions segment purchase volume increased 73%;
•We returned approximately $291 million to shareholders through share repurchases; and
•Leadership refreshed the Company's values, purpose, and strategy.
4     WEX Inc.

PROXY STATEMENT SUMMARY

Proposal 1
Election of Directors The Board recommends a vote FOR each director nominee. See page 13.

Our Board of Directors
As a result of our Board of Directors' adoption of our Amended and Restated Certificate of Incorporation, which was approved during the Company's 2021 annual meeting of stockholders, the Company is in the process of declassifying its Board of Directors, which was previously divided into three classes. We began the declassification at last year's annual meeting of stockholders at which the then Class II directors were elected to a one-year term. At this Annual Meeting, the Class III directors and the directors elected at last year's annual meeting are standing for re-election for a one-year term expiring at the 2024 annual meeting of stockholders and until their respective successors are elected and qualified.
The members of Class I are not up for re-election at this Annual Meeting. If renominated next year in accordance with our governance documents, the current Class I directors, along with the directors elected to the Board at this Annual Meeting, will be up for re-election at the 2024 annual meeting of stockholders. This will result in the classified Board being fully phased-out (and all Board members standing for annual nomination and election) commencing with the 2024 annual meeting of stockholders.
The following table provides summary information about each director nominee (current Class III directors and former Class II directors) and each continuing director (current Class I), including projected committee assignments following the Annual Meeting:
2023 Proxy Statement     5

PROXY STATEMENT SUMMARY

Name and Primary Occupation	Age	Director Since	Projected Committee Membership[1]
			AC	LDCC	CGC	FC	TC
Susan Sobbott	58	2018	M		M
Former President of Global Commercial Services, American Express Company
Stephen Smith	52	2019		PC		M
President and Chief Executive Officer, L.L.Bean
James Groch	61	2020	M			M
Former Global Group President and Chief Investment Officer, CBRE Group, Inc.
Regina Sommer	65	2005	M				M
Former Vice President and Chief Financial Officer, Netegrity, Inc.
Daniel Callahan	66	2019		M			PC
Former Global Head of Operations and Technology, Citigroup
Shikhar Ghosh	65	2005			M		M
Professor of Management Practice, Harvard Business School
James Neary	58	2016		M		C
Managing Director, Co-head of US Private Equity, and a member of the Executive Management Group of Warburg Pincus
Melissa Smith	54	2014
Chair, Chief Executive Officer and President, WEX Inc.
Jack VanWoerkom	69	2005		M	M
Vice Chairman and Lead Director, Former Executive Vice President, General Counsel, and Corporate Secretary, The Home Depot, Inc.
Derrick Roman	59	2021	PC			M
Former Partner, PricewaterhouseCoopers
Nancy Altobello	65	2021		M	PC
Former Partner, Ernst & Young

AC – Audit Committee	FC – Finance Committee	PC – Prospective Chair	- Independent
LDCC – Leadership Development and Compensation Committee	TC – Technology and Cybersecurity Committee	M – Member
CGC – Corporate Governance Committee	C – Chair	PM – Prospective Member
(1)For a discussion regarding our board's current committee assignments, please go to "Standing Committees of the Board" found on page 32. The information on this page depicts the projected composition of the Board's committees following the Annual Meeting.
6     WEX Inc.

PROXY STATEMENT SUMMARY
Projected Board Snapshot

Independence	Tenure	Age	Diversity
Independent	<3 years	50-60 years	Female

Not Independent	3-7 years	61-70 years	Ethnically Diverse

>7 years

Skills and Experiences

Susan Sobbott
Stephen Smith
James Groch
Regina Sommer
Daniel Callahan
Shikhar Ghosh
James Neary
Melissa Smith
Jack VanWoerkom
Derrick Roman
Nancy Altobello

Finance, Accounting or Reporting	Risk Management	Industry
Legal and Regulatory	Global or International Business	ESG (and HCM)
Business Development and M&A	Technology	Cybersecurity
2023 Proxy Statement     7

PROXY STATEMENT SUMMARY

Proposal 2
Advisory (Non-Binding) Vote on the Compensation of Our Named Executive Officers The Board recommends a vote FOR this proposal. See page 47.

Our Approach to Compensation
Our compensation programs are designed and administered to balance the achievement of near-term operational results and long-term growth goals with the ultimate objective of increasing long-term stockholder value. The principal elements of an executive’s total compensation consist of base salary, annual cash bonus (which we call our short term incentive program, or, STIP), and long-term incentives.
The majority of CEO compensation is variable (“at risk”). For 2022, 91% of target total direct compensation was variable for our CEO in her core compensation program. This directly ties pay to Company performance outcomes, including financial results, strategic initiatives, and stock price performance, which the Leadership Development and Compensation Committee of the Board believes directly aligns with the interests of our stockholders.

2022 CEO Target Total Compensation Mix	2022 CEO Long-term Incentive Mix

9%
Salary
14%
Annual Incentive
12%
RSUs
46%
PRSUs
19%
Stock Options
(91%)
Variable Compensation

15%
RSUs
60%
PRSUs
(85%)
Performance
Contingent
25%
Stock
Options

The majority of the compensation for the remaining Named Executive Officers is also variable and tied directly to Company performance outcomes, as described above.
8     WEX Inc.

PROXY STATEMENT SUMMARY

Proposal 3
Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation The Board recommends a vote FOR this proposal. See page 48.

Since 2011, we have held an annual advisory vote on the compensation of our named executive officers. The Board has determined that continuing to hold an advisory vote on executive compensation every year remains the most appropriate approach for the Company at this time. We are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future advisory votes on executive compensation. We believe an annual advisory vote would be the best governance practice for our Company at this time and in the best interests of the Company and its stockholders.

Proposal 4
Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm For Fiscal Year 2023 The Board recommends a vote FOR this proposal. See page 82.

The Audit Committee of the Board has selected Deloitte & Touche LLP (D&T) as the Company’s independent registered public accountant for the 2023 fiscal year. D&T has served as the Company’s independent registered public accountant since 2003. We are asking our stockholders to ratify this selection.
2023 Proxy Statement     9

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date and Time Thursday, May 11, 2023 8:00 a.m. Eastern Time	Virtual Audio Web Conference https://web.lumiagm.com/289188153 wex2023	Who Can Vote Stockholders who owned shares of our common stock at the close of business on March 22, 2023 are entitled to vote

Agenda	Board Recommendation	For Further Details
To elect eight directors, each to serve for a term of one year, until the 2024 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal	FOR each director nominee	Page 13
To conduct an advisory (non-binding) vote on the compensation of our Named Executive Officers	FOR	Page 47
To conduct an advisory vote on the frequency of future advisory votes on executive compensation	FOR every one year	Page 48
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023	FOR	Page 82
Stockholders will also consider and transact any other business properly coming before the Annual Meeting.
Our 2023 Annual Meeting of Stockholders ("Annual Meeting") will be conducted exclusively via the Internet as a virtual web conference to enable greater stockholder attendance and participation from any location around the world. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that stockholders can attend the Annual Meeting online, vote their shares electronically during the online meeting and submit questions during the online meeting by visiting https://web.lumiagm.com/289188153. The password for the meeting is wex2023. If you have any questions, please contact D.F. King & Co., Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call them toll free at (800) 283-9185. Banks and brokers may call them at (212) 269-5550.
We will begin mailing to our stockholders our annual report for the fiscal year ended December 31, 2022 and our proxy materials on or about April 24, 2023.
10     WEX Inc.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Stockholders who owned shares of our common stock at the close of business on March 22, 2023 are entitled to attend the Annual Meeting online and vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. Stockholders that owned stock in “street name” as of such date must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote electronically during the Annual Meeting. A list of our registered stockholders as of the close of business on the record date will be available for ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the Office of the General Counsel, WEX Inc., 1 Hancock Street, Portland, Maine 04074. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting. Further information about how to register to attend the Annual Meeting, attend the Annual Meeting online, vote your shares electronically during the meeting and submit questions online during the meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Hilary Rapkin
Chief Legal Officer and Corporate Secretary
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 11, 2023:
The proxy statement and 2022 Annual Report, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available for viewing, printing and downloading, free of charge, at https://ir.wexinc.com/financials/annual-reports-proxy-esg/.
How to Vote: If you are a stockholder of record, to vote prior to the Annual Meeting you may use the following voting methods:

Internet Go to www.voteproxy.com. You will need the control number included on your proxy card. Your vote must be received by 11:59 p.m. ET on May 10, 2023 to be counted.	Mail Complete, sign and date your enclosed proxy card and return it by mail in the enclosed prepaid and addressed envelope prior to the Annual Meeting.
Telephone
Dial 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries and follow the recorded instructions. You will need the control number on your proxy card. Your vote must be received by 11:59 p.m. ET on May 10, 2023 to be counted.

If you are a stockholder of record, you may also vote your shares electronically during the virtual Annual Meeting by visiting https://web.lumiagm.com/289188153. The password for the Annual Meeting is wex2023.
If you hold your stock in “street name,” that is, stock held for your account by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to vote prior to or during the Annual Meeting. If you hold your stock in “street name,” you must obtain a legal proxy from your bank, broker or other nominee in order to vote during the Annual Meeting.
2023 Proxy Statement     11

TABLE OF CONTENTS

Letter to Our Stockholders	1

Certain statements in this proxy statement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our business and future performance, as well as our targets, goals, and commitments, with respect to ESG and otherwise, outlined in this proxy statement or elsewhere. When used in this proxy statement, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future opportunity,” “intend,” “may,” “plan,” “project,” “should,” “strategy,” “target,” “would,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially, including, but not limited to ,the risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2022, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2023. In addition, descriptions of historic performance and performance targets may not be indicative of future performance in light of these risks and uncertainties. The proxy statement speaks only as to the date of mailing, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Notice of 2023 Annual Meeting of Stockholders	10
Proxy Statement Summary	3

Governance	13

Proposal 1: Election of Directors	13
The Board of Directors	14
Board Structure	29
The Board's Role and Responsibilities	33
Board Practices, Policies, and Processes	37
Director Compensation	42

Executive Officers	45

Executive Compensation	47

Proposal 2: Advisory (Non-Binding) Vote on the Compensation of Our Named Executive Officers	47
Proposal 3: Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation	48

Compensation Discussion & Analysis	49
Compensation Committee Report	67
Executive Compensation Tables	68
Pay Ratio Disclosure	79
Pay Versus Performance	80

Audit Matters	82

Proposal 4: Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2023	82
Auditor Selection and Fees	83
Audit Committee Report	84

Information About Stock Ownership	85

Principal Stockholders	85
Securities Authorized for Issuance under Equity Compensation Plans	87

General Information About the Annual Meeting and Voting Your Shares	88
Other Business	95
Appendix A	96
12     WEX Inc.

GOVERNANCE

Proposal 1
Election of Directors

As a result of our Board of Directors' adoption of our Amended and Restated Certificate of Incorporation, which was approved during the Company’s 2021 annual meeting of stockholders, the Company is in the process of declassifying its Board of Directors (the "Board"), which was previously divided into three classes. We began the declassification at last year's annual meeting of stockholders at which the then Class II directors were elected to a one-year term. At this Annual Meeting, the Class III directors and the directors elected at last year’s annual meeting are standing for re-election for a one-year term expiring at the 2024 annual meeting of stockholders and until their respective successors are elected and qualified.
The members of Class I are not up for re-election at this Annual Meeting. If renominated next year in accordance with our governance documents, the current Class I directors along with the directors elected to the Board at this Annual Meeting will be up for re-election at the 2024 annual meeting of stockholders. This will result in the classified Board being fully phased-out (and all Board members standing for annual nomination and election) commencing with the 2024 annual meeting of stockholders.
The following individuals are our director nominees for election to serve a one year term, until our 2024 annual meeting of stockholders and until their respective successors are elected and qualified:
•Daniel Callahan
•Shikhar Ghosh
•James Groch
•James Neary
•Melissa Smith
•Stephen Smith
•Susan Sobbott
•Regina Sommer
As part of the Board's continual effort to maintain a breadth of skills, qualifications, backgrounds, and experience on the Board, after considering the recommendation of the Corporate Governance Committee, the Board determined to nominate each of the foregoing directors for re-election.
In accordance with a 2020 private placement of common stock and convertible notes (the "Private Placement Transaction") completed with an affiliate of Warburg Pincus, LLC, such affiliate has the right to designate one person for election to the Company's Board of Directors (the "Warburg Designee") for so long as the purchaser of the securities continues to own at least 50% of the aggregate amount of (i) shares of common stock; and (ii) shares of common stock issuable upon conversion of the convertible notes, which were purchased in the Private Placement Transaction. The Warburg Designee is also entitled to be a member of the Leadership Development and Compensation Committee and the Finance Committee of the Board. The Warburg Designee is currently Mr. Neary. Pursuant to the terms of the Private Placement Transaction, the Warburg Designee must be qualified to serve as a Board member under applicable legal and regulatory requirements and must satisfy all director qualifications in effect from time to time that apply to all nominees for the Board. As part of Mr. Neary's nomination process, the Corporate Governance Committee and the Board determined that all required criteria, including the ownership threshold as described above, were satisfied. In addition, Mr. Neary has served on the Company's Board of Directors since 2016 and therefore has extensive knowledge of the Company and adds a diverse set of skills, qualifications, background, and experience to the Board. Accordingly, after considering the recommendation of the Corporate Governance Committee and the terms of the Private Placement Transaction, the Board nominated Mr. Neary for re-election. For further information on the convertible senior notes transaction, please see "Board Practices, Policies, and Processes - Certain Relationships and Related Transactions - Warburg Pincus Private Placement Transaction." All of our director nominees have consented to be named in the proxy statement and to serve if elected.

The Board recommends a vote FOR these nominees.

2023 Proxy Statement     13

GOVERNANCE
The Board of Directors
Overview
Our business is managed under the direction of our Board pursuant to the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws ("By-Laws"), and Corporate Governance Guidelines. The Board has responsibility for establishing broad corporate policies and for our overall company performance. The Board keeps itself informed of Company business through regular reports and analyses and discussions with our CEO and our senior leadership; by reviewing materials provided to the Board; by consulting with outside advisors as appropriate; and by participating in Board and committee meetings. For example, each year, the Board holds a two-day strategy session, which includes presentations from many senior executives across our lines of business. Additionally, at Board meetings, the Board routinely engages with senior management on critical business matters that tie to the Company’s overall strategy. The Board actively oversees our long-term business strategy and is actively engaged in ensuring that our culture reflects a commitment to integrity, compliance, and inclusion.

Melissa Smith	Nancy Altobello	Daniel Callahan	Shikhar Ghosh

James Groch	James Neary	Derrick Roman	Stephen Smith

Susan Sobbott	Regina Sommer	Jack VanWoerkom
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GOVERNANCE
Selection of Directors
The Corporate Governance Committee of the Board of Directors of WEX Inc. is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending to the Board the persons to be nominated for election as directors at an annual meeting of stockholders in accordance with the Corporate Governance Guidelines, the policies and principles in the Corporate Governance Committee charter and the applicable criteria adopted by the Board. The Board regularly evaluates the Board and its committees for the proper mix and breadth of skills, experience, and backgrounds to maintain a high-functioning and adept Board. Since 2018, we have refreshed the Board with six current members, with a strong mix of skills, qualifications, backgrounds, and experiences. The Corporate Governance Committee seeks individuals with the following types of experience:

FINANCE, ACCOUNTING, OR REPORTING EXPERIENCE — Individuals with an understanding of finance and financial reporting processes are valued on our Board because of the importance we place on accurate and transparent financial reporting and robust financial controls and compliance. We also seek to have a number of directors who qualify as audit committee financial experts.

LEGAL OR REGULATORY EXPERIENCE — Individuals who have had legal or regulatory experience provide insights into addressing significant legal and public policy issues, particularly in areas related to our Company’s business and operations. Because our Company’s business requires compliance with a variety of regulatory requirements across a number of countries, our Board values directors with relevant legal or regulatory experience.

BUSINESS DEVELOPMENT AND M&A EXPERIENCE — Individuals with a background in business development and in M&A provide insight into developing and implementing strategies for growing our business. Useful experience in this area includes skills in analyzing the “fit” of a proposed acquisition with a company’s strategy, the valuation of transactions, and assessing management’s plans for integration with existing operations.

RISK MANAGEMENT — Individuals with experience overseeing the management of operational and financial risks, including those presented by new, strategic opportunities, provide valuable stewardship.

GLOBAL OR INTERNATIONAL BUSINESS EXPERIENCE — Because our Company is a global organization, individuals with broad international exposure provide useful business and cultural perspectives. We seek directors who have had relevant experience with multinational companies or in international markets.

TECHNOLOGY EXPERIENCE — As a technology company and leading innovator, we seek individuals with backgrounds in technology because our success depends on developing, investing in and protecting new technologies and ideas. We also target directors who can help guide the Company in advancing our strategy into new payment industries.

INDUSTRY EXPERIENCE — We seek individuals with experience in the financial technology payments industry generally and fleet, travel and healthcare payments specifically.

ESG (AND HCM) EXPERIENCE — We seek individuals with experience broadly across Environmental, Social, Governance matters, which includes Human Capital Management ("HCM") considerations given their importance to the Company.

CYBERSECURITY EXPERIENCE — We seek individuals with cybersecurity experience from both a technical and governance perspective to ensure that our Board and Company provide appropriate oversight over the Company's cybersecurity program.

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GOVERNANCE
Director Nominations and Recommendations

Daniel Callahan
Former Global Head of Operations and Technology, Citigroup
Age: 66
Director Since: 2019
Independent: Yes
Current Board Committees:
•Leadership Development and Compensation Committee (Chair)
•Technology and Cybersecurity Committee
Projected Board Committees (post-Annual Meeting):
•Technology and Cybersecurity Committee (Chair)
•Leadership Development and Compensation Committee
Additional Public Company Boards:
•ScotiaBank
•Tata Consultancy Services

Prior to his retirement in December 2018, Mr. Callahan was an officer of Citigroup, an American multinational investment bank and financial services corporation. At Citigroup, Mr. Callahan served from October 2007 to December 2018 as the Global Head of Operations and Technology. Prior to joining Citigroup, Mr. Callahan held various leadership positions with Credit Suisse, Morgan Stanley, and IBM. In addition, Mr. Callahan has served as the Non-Executive Chair of Time, a news publication, since April 2019 and Executive Partner at Bridge Growth Partners, a technology investment firm, since October 2019. Mr. Callahan also currently serves as a director of Tata Consultancy Services, an Indian Multinational Technology Company listed on the National Stock Exchange of India, and sits on their Audit and Risk Management Committees, Scotiabank, a leading bank in the Americas listed on the New York Stock Exchange, and sits on their Corporate Governance and Risk Committees, and the Columbia University's Teachers College charity board as well as on the boards of several private companies.
Key Experience
Industry Experience Brings broad industry expertise through his more than 40 years of experience in multiple multinational corporations serving the financial services sector.
Global or International Business Provides global executive leadership experience through his time spent serving as the Global Head of Operations and Technology for Citigroup and his various leadership positions at Credit Suisse, Morgan Stanley, and IBM.
Technology In addition to his extensive experience as Citigroup's Global Head of Operations and Technology, Mr. Callahan brings further technology experience through his work with Bridge Growth Partners and his service on various boards, including on Tata Consultancy, an Indian multinational information services and consultancy company.
Business Development & M&A As Global Head of Operations and Technology for Citigroup, was deeply involved with all Citigroup's M&A and business development activities.
Risk Management Provides risk management experience as a result of his former career at Citigroup and his service on Scotiabank's Risk Committee and Tata Consultancy Services' Risk Management Committee.
ESG (and HCM) Experience with ESG, including a focus on the environment, while serving as the Non-Executive Chair of Time and additional investment experience in ESG-focused companies.
Cybersecurity While serving as Citigroup's Global Head of Operations and Technology, he was responsible for the Company's cybersecurity initiatives.

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GOVERNANCE

Shikhar Ghosh
Professor of Management Practice, Harvard Business School
Age: 65
Director Since: 2005
Independent: Yes
Current Board Committees:
•Technology and Cybersecurity Committee (Chair)
•Corporate Governance Committee
Projected Board Committees (post-Annual Meeting):
•Corporate Governance Committee
•Technology and Cybersecurity Committee

Mr. Ghosh is a Professor of Management Practice at the Harvard Business School, where he currently teaches a course on advanced technologies, including Artificial Intelligence, Blockchain, and Data. He has been on the faculty since August 2008 and is Co Chairman of the Rock Center for Entrepreneurship at Harvard University. Mr. Ghosh also currently serves on the boards of Evidence Action, Rescale Inc, and Flipside Crypto, Inc. Evidence Action is a non profit organization that provides health services to over 200 million children across multiple countries. Rescale is a provider of high performance cloud computing. Flipside Crypto is a blockchain analytics company. From 2010 to 2020, Mr. Ghosh was on the Board of Decision Resource Group, a data and analytics company serving the healthcare industry. From June 2006 until December 2007, Mr. Ghosh was the Chief Executive Officer of Risk Syndication for the Kessler Group, where he enabled bank clients and their endorsing partners to market credit cards. From June 1999 to June 2004, Mr. Ghosh was Chairman and Chief Executive Officer of Verilytics Technologies, LLC, an analytical software company focused on the financial services industry. In 1993, Mr. Ghosh founded Open Market, Inc., an Internet commerce and information publishing software firm. From 1988 to 1993, Mr. Ghosh was the Chief Executive Officer of Appex Corp., a technology company that was sold to Electronic Data Systems Corporation in 1990. From 1980 until 1988, Mr. Ghosh served in various positions with The Boston Consulting Group, and was elected as a worldwide partner and a director of the firm in 1988.
Key Experience
Business Development and M&A Is a professor of Management Practice at the Harvard Business School, in addition to the co-chairman of the Rock Center for Entrepreneurship at Harvard University.
Global or International Business Extensive experience in multiple international businesses, including Evidence Action, which is a nonprofit organization serving over 200 million children across multiple countries.
Industry Experience Brings experience in the digital payment industry since 1996 and in the Health Care information business for a decade.
Technology In addition to more than 30 years of experience in the Technology sector, and numerous board appointments, he currently teaches a course on advanced technologies at Harvard Business School, where he has been a member of the faculty since 2008.
Cybersecurity Teaches classes at Harvard Business School regarding cybersecurity and has authored case studies related to cybersecurity threats. Furthermore, is on the Board of Directors for Rescale, a company that provides cloud infrastructure for high performance computing, including security intensive applications.

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GOVERNANCE

James Groch
Former Global Group President and Chief Investment Officer, CBRE Group
Age: 61
Director Since: 2020
Independent: Yes
Current Board Committees:
•Audit Committee
•Finance Committee
Projected Board Committees (post-Annual Meeting):
•Audit Committee
•Finance Committee

Mr. Groch served as a C-Suite Executive at CBRE Group, Inc., a Fortune 150 multinational commercial real estate services and investment management firm with over 100,000 employees and $100 billion of assets under investment management, from 2009 to June 2020. In his roles as the Company’s Global Group President and Chief Investment Officer (from May 2019 to June 2020), Chief Financial Officer and Chief Investment Officer (from March 2014 to May 2019), and EVP Strategy and Corporate Finance & Chief Investment Officer (from January 2009 to March 2014), he was responsible for overseeing or directly executing the Company’s extensive balance sheet, M&A (over 90 acquisitions) and strategy activities, as well as investments via its Trammell Crow Company subsidiary. In addition to his Finance and Corporate Development activities, Mr. Groch has been active in technology, leading the development of two significant software platforms still core to CBRE today, and acquiring SaaS companies. Prior to CBRE, from 1991 to 2009, Mr. Groch held numerous senior executive roles at Trammell Crow Company, a NYSE company from 1997 until sold to CBRE in 2006. These roles included President of Funds and Investment Management, Head of Corporate Development, President of Development and Investments - Eastern U.S., and Managing Director of Trammell Crow Northeast. In 1988, Mr. Groch became a partner at Trammell Crow Company, three years after he joined the Company.
Key Experience
Risk Management Deep financial risk management experience through his time spent serving as CBRE Group, Inc.'s Chief Financial Officer, Chief Investment Officer, and other leadership roles.
Finance, Accounting, or Reporting Expertise in finance, accounting, and reporting through his time at CBRE Group, Inc.
Business Development & M&A Responsible for overseeing or directly executing CBRE's Group, Inc.'s extensive balance sheet, M&A (over 90 acquisitions) and strategy activities, as well as investments via its Trammell Crow Company subsidiary.
Technology Led the development of two significant software platforms, still core to CBRE Group, Inc. today, and the acquisition of two SaaS Companies.
Global or International Business Served in various leadership positions at CBRE Group, Inc., which is a Fortune 150 multinational firm.

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GOVERNANCE

James Neary
Managing Director, Co-head of US Private Equity, and a member of the Executive Management Group of Warburg Pincus
Age: 58
Director Since: 2016
Independent: Yes
Current Board Committees:
•Finance Committee (Chair)
•Leadership Development and Compensation Committee
Projected Board Committees (post-Annual Meeting):
•Finance Committee (Chair)
•Leadership Development and Compensation Committee
Additional Public Company Boards
•Sotera Health

Mr. Neary is a managing director of Warburg Pincus, a private equity firm, which he joined in 2000. Mr. Neary is a Managing Director, Co-head of U.S. Private Equity (since December 2020) and a member of the Executive Management Group. From 2013 to December 2020, Mr. Neary was head of the Industrials & Business Services team. From 2010 to June 2013, Mr. Neary led the firm’s late-stage efforts in the technology and business services sectors in the U.S. Prior to that, from 2004 to 2010, he was co-head of the technology, media and telecommunications investment efforts in the U.S. From 2000 to 2004, Mr. Neary led the firm’s Capital Markets activities. Prior to joining Warburg Pincus, he was a managing director at Chase Securities and prior to that, he was at Credit Suisse First Boston. Mr. Neary is a director of Sotera Health, a provider of sterilization solutions and lab testing and advisory services, and is the chair of their Leadership Development and Compensation Committee. Also, Mr. Neary is a director of several private companies and a trustee of the Mount Sinai Health System. Mr. Neary has previously served on the boards of Endurance International Group, a web-presence solutions company; Fidelity National Information Services Inc., a bank technology processing company; Coyote Logistics, a truck brokerage business now owned by UPS; and Interactive Data Corporation, a firm providing financial market data and analytics and now owned by Intercontinental Exchange.
Key Experience
Business Development & M&A Brings more than 20 years of business development and M&A experience through his work at Warburg Pincus, a private equity firm.
Technology Led Warburg Pincus' late stage efforts in the technology sector in the US.
Industry Experience Developed broad industry expertise while working at Warburg Pincus. This includes serving as a Board member currently at Sotera Health and previously at Endurance International Group, Fidelity National Information Services Inc., and Coyote Logistics.
Finance, Accounting, or Reporting Through his career at Warburg Pincus and broad board experience, he brings a strong finance and reporting acumen to our Board.
ESG (and HCM) Has broad ESG experience through his review of Warburg Pincus' ESG investing and service on Warburg Pincus' DE&I council and several philanthropic boards.
Global or International Business Brings deep global experience through his leadership position at Warburg Pincus.

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GOVERNANCE

Melissa Smith Chair, Chief Executive Officer, and President, WEX Age: 54 Director Since: 2014 Independent: No Additional Public Company Boards: •Equifax Inc.

Ms. Smith has served as the Chair of the Board since September 2019. Ms. Smith assumed the role of Chief Executive Officer of WEX and a seat on the Board in January 2014. She has served as the Company’s President since May 2013. Previously, Ms. Smith served as President, The Americas, from April 2011 to April 2013 and as the Company’s Chief Financial Officer and Executive Vice President, Finance and Operations from November 2007 to April 2011. From September 2001 through November 2007, Ms. Smith served as Senior Vice President, Finance and Chief Financial Officer. From May 1997 to August 2001, Ms. Smith held various positions of increasing responsibility with the Company. Ms. Smith began her career at Ernst & Young. Ms. Smith has also served on the Board of Directors of Equifax Inc., a global data, analytics, and technology company, since November 2020 and currently sits on their Compensation and Governance Committees. Ms. Smith has been designated an Executive Officer of the Company in accordance with Rule 3b-7 of the Securities Exchange Act of 1934.
Key Experience
Business Development & M&A Has several decades of leadership experience at WEX Inc., helping guide the businesses strategy and acquisitions.
Finance, Accounting, or Reporting Served as WEX Inc’s. Chief Financial Officer for more than 10 years.
Industry Experience In addition to more than 20 years of experience in various positions, Ms. Smith also serves on the Board of Directors of Equifax Inc.
Technology Has several decades of experience as part of WEX Inc.'s leadership team, which is a global fintech business and also currently serves on the Board of Directors of Equifax, a global data, analytics, and technology company.
Global or International Business CEO of a global fintech company and board member of Equifax.
Legal or Regulatory Experience Has deep expertise of relevant regulatory requirements pertaining to WEX Inc. given her decades of leadership experience at the company.

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GOVERNANCE

Stephen Smith
President and Chief Executive Officer, L.L.Bean
Age: 52
Director Since: 2019
Independent: Yes
Current Board Committees:
•Leadership Development and Compensation Committee
•Finance Committee
Projected Board Committees (post-Annual Meeting):
•Leadership Development and Compensation Committee (Chair)
•Finance Committee

Mr. Smith is the President and Chief Executive Officer of L.L.Bean, a privately held omni-channel consumer lifestyle brand and retail company, a role he has held since January 2016. Mr. Smith serves on the board of directors of L.L.Bean and is on the board of directors for RILA (Retail Industry Leaders Association), an industry organization that represents all major national retailers in Washington DC. In January 2022, after six years, Mr. Smith stepped off the board of directors of Appalachian Mountain Club, a not-for-profit environmental conservation and recreation organization. Mr. Smith also serves on the Board of Trustees for Dickinson College, a private liberal arts college, in Carlisle, PA. From July 2011 to November 2015, Mr. Smith held various international positions at subsidiaries of Walmart, a multinational retail corporation, including senior executive roles in marketing, merchandising and e-commerce, in China and the UK. Prior to joining Walmart, from 2003 to 2011 Mr. Smith held various leadership positions in the United States and Belgium, at Delhaize Group subsidiaries, a Belgium-based international food retailer.
Key Experience
Business Development & M&A Is the CEO and President of L.L.Bean, an international brand and retailer, where he is responsible for business operations and development through the latest challenges faced by all contemporary business leaders.
Global or International Business In addition to his experience at L.L.Bean, has held various senior leadership positions at subsidiaries of Walmart, a multinational retail corporation, and subsidiaries of Delhaize Group, a Belgium-based international food retailer. He has lived and worked in Belgium, China and the UK., providing him with eight years of managing and leading foreign offices operating in multiple languages and local cultures.
ESG (and HCM) Serves as CEO of L.L.Bean, which is an original and authentic stakeholder philosophy company, where the community, environment, and employees are three of the six stakeholders that the company serves. As such, his daily work is infused with sustainability, diversity, equity, and inclusion. Furthermore, Mr. Smith is co-leading an expansive racial equity and inclusion initiative for the business community of Greater Portland, Maine; and for that work in 2022 he received the Champion Award from the Chamber of Commerce. For governance topics, he has been a participant and a case study subject in several board governance programs at Northwestern's Kellogg School of Business. Also, he has served on the board of directors of Appalachian Mountain Club, a not-for-profit environmental conservation and recreation corporation. At ASDA (Walmart UK), he was the executive sponsor of their diversity efforts from 2012 to 2015.

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GOVERNANCE

Susan Sobbott
Former President of Global Commercial Services, American Express Company
Age: 58
Director Since: 2018
Independent: Yes
Current Board Committees:
•Audit Committee
•Corporate Governance Committee
Projected Board Committees (post-Annual Meeting):
•Audit Committee
•Corporate Governance Committee

Ms. Sobbott was an officer at the American Express Company, a globally integrated payments company, prior to her departure in February 2018. At the American Express Company, Ms. Sobbott served from December 2015 to February 2018 as the President of Global Commercial Services, the multibillion-dollar B2B issuing business of the company. Prior to that, she was President of Global Corporate Payments for 2014 and 2015, focused on serving global client's corporate payment needs. From 2004 to January 2014, she was President and General Manager of American Express OPEN, a multibillion-dollar business unit within American Express Company serving small businesses. Previously, Ms. Sobbott led product development, loyalty rewards, and partnerships for the Consumer Card business. Ms. Sobbott was a member of the Business Operating Committee which worked to develop strategic direction for the firm, and was a founding member of the Enterprise Risk Management Committee. Ms. Sobbott serves on the board of Bambee, a private HR software and services provider to small and medium size businesses, Ideas42, a nonprofit behavioral economic consultancy for social issues, and is a member of the Board of Trustees of the Darden School of Busines at the University of Virginia. Ms. Sobbott served on the board of directors of The Children’s Place, the largest publicly-traded specialty retailer of children’s apparel in North America from June 2014 through May 2019. She also served on the board of Red Ventures, a privately held digital marketing provider for many of the world’s biggest consumer brands, from 2012 to 2020 and served on the board of Lola.com, a private company provider of corporate travel and expense management software, from 2020 to 2022. Ms. Sobbott is also an advisor to the Women's Venture Capital Fund focused on diverse founders, Avid Ventures, a female founded fintech venture fund, and One Love, a nonprofit focused on educating the youth on the development of healthy relationships.
Key Experience
Industry Has several decades of experience in the payments industry, both in senior leadership roles, and board roles.
Business Development & M&A In addition to more than 20 years of experience supporting multibillion-dollar divisions, Ms. Sobbot was also a member of the Business Operating Committee, a group of senior leaders at American Express working with the CEO to develop corporate strategy including evaluating acquisitions, and sat on the board of Red Ventures through many significant strategic and scale acquisitions and integrations.
Global or International Business Managed a global business operating in 200 countries, serving global companies as well as domestic leaders across continents. She served on the board of directors for The Children’s Place, the largest publicly traded specialty retailer of children’s apparel in North America, with operations in Canada and several international licensing agreements and a global supply chain, while simultaneously serving on the board of Red Ventures, a privately held digital marketing provider for many of the world’s biggest consumer brands.
Risk Management In addition to her extensive experience on numerous boards for privately held companies, she served as a member of the Enterprise Risk management committee for American Express, and had a specific responsibility for both fraud and credit losses and opportunities.
ESG (and HCM) Serves as an advisor to multiple companies, including One Love, a nonprofit focused on education the youth on the development of healthy relationships and has taken courses related to ESG and the Board's role providing oversight. She has been a career long advocate and sponsor of female executives and entrepreneurs.

22     WEX Inc.

GOVERNANCE

Regina O. Sommer
Former Vice President and Chief Financial Officer, Netegrity, Inc.
Age: 65
Director Since: 2005
Independent: Yes
Current Board Committees:
•Audit Committee (Chair)
•Technology and Cybersecurity Committee
Projected Board Committees (post-Annual Meeting):
•Audit Committee
•Technology and Cybersecurity Committee

Since March 2005, Ms. Sommer has been a financial and business consultant. From January 2002 until March 2005, Ms. Sommer served as Vice President and Chief Financial Officer of Netegrity, Inc., a leading provider of security software solutions, which was acquired by Computer Associates International, Inc. in November 2004. From October 1999 to April 2001, Ms. Sommer was Vice President and Chief Financial Officer of Revenio, Inc., a privately-held customer relationship management software company. Ms. Sommer was Senior Vice President and Chief Financial Officer of Open Market, Inc., an Internet commerce and information publishing software firm, from 1997 to 1999 and Vice President and Chief Financial Officer from 1995 to 1997. From 1989 to 1994, Ms. Sommer was Vice President at The Olsten Corporation and Lifetime Corporation, providers of staffing and healthcare services. From 1980 to 1989, Ms. Sommer served in various positions from staff accountant to senior manager at PricewaterhouseCoopers. Ms. Sommer served on the Board of SoundBite Communications, Inc., from 2006 until May 2012, where she was the chair of the Audit Committee and a member of the Compensation Committee. In addition, she served on the Board of Insulet Corporation from January 2008 to August 2017, a publicly held provider of an insulin infusion system for people with insulin dependent diabetes. She also served on Insulet’s Audit Committee and Nominating and Governance Committee. Ms. Sommer also served on the Board of ING Direct from January 2008 until February 2012, and served as a member of the Audit, Risk Oversight and Investment and the Governance and Conduct Review Committees.
Key Experience
Business Development and M&A More than two decades of experience advising organizations on Business Development in various industries including software development, technology, e-commerce, and pharmaceutical development. In addition, served as Vice President and Chief Financial Officer of Netegrity, Inc. before its acquisition by Computer Associates International, Inc.
Finance Accounting, and Reporting Ten Years of experience as Chief Financial Officer, in addition to 9 years of accounting experience in various roles at PricewaterhouseCoopers.
Risk Management Served on numerous Audit and Risk management committees of various organizations for more than 15 years.
Technology Extensive history in leadership positions supporting Technology organizations including Netegrity, Inc., Revenio, Inc., and Open Market, Inc. In addition, she has been serving on boards for financial technology organizations since 2005, leaving her with exposure to the ever-changing world of the financial technology.

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GOVERNANCE
Class I Directors (Term Expires in 2024)

Nancy Altobello
Former Partner, Ernst & Young
Age: 65
Director Since: 2021
Independent: Yes
Current Board Committees:
•Audit Committee
•Leadership Development and Compensation Committee
Projected Board Committees (post-Annual Meeting):
•Corporate Governance (Chair)
•Leadership Development and Compensation Committee
Additional Public Company Boards:
•MarketAxess Holdings Inc.
•Amphenol Corporation

Ms. Altobello was most recently the Global Vice Chair, Talent of Ernst & Young (“EY”), where she was responsible for the firm’s global talent and people strategy from July 2014 to June 2018. Prior to that, she held a number of senior positions at EY, including the Americas Vice Chair, Talent, the Managing Partner, Northeast Region Audit and Advisory Practices, and the Managing Partner, North American Audit Practice. During this time, Ms. Altobello also served as an audit partner for a number of leading global organizations. Ms. Altobello is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Ms. Altobello currently serves as a board member of MarketAxess Holdings Inc., an international financial technology company, and sits on their Compensation and Talent and Nominating and Governance committees and serves as their Lead Director and Amphenol Corporation, a major producer of electronic and fiber optic connectors, cable, and interconnect systems such as coaxial cables, and sits on their Audit and Compensation Committees. She was previously on the boards of CA Technologies before it was acquired by Broadcom in 2018, MTS Systems before it was acquired by Amphenol in April 2021, and Cornerstone on Demand before it was acquired by Clearlake Capital Group.
Key Experience
Global or international Business Served as the Ernst & Young's Global Vice Chair from 2014 - 2018 in addition to numerous other senior positions at EY.
Business Development & M&A Has severed on multiple public company Boards participating in large M&A transactions.
Finance Accounting or Reporting More than 20 years of experience, in addition to being a Certified Public Accountant, and serving as an audit partner for a number of leading global organizations.
Risk Management Possesses deep risk management expertise through her multiple decades serving as an audit partner at EY and experience serving on public company audit committees.
ESG (and HCM) In addition to serving on multiple boards across multiple sectors of business, served as the Global Vice Chair, Talent for Ernst & Young from 2014 - 2018.

24     WEX Inc.

GOVERNANCE

Derrick Roman
Former Partner, PricewaterhouseCoopers LLP
Age: 59
Director Since: 2021
Independent: Yes
Current Board Committees:
•Audit Committee
•Finance Committee
Projected Board Committees (post-Annual Meeting):
•Audit Committee (Chair)
•Finance Committee
Additional Public Company Boards
•CommScope Holding Company, Inc.

Mr. Roman served as an audit, consulting and senior client relationship partner for the international accounting and consulting firm PricewaterhouseCoopers LLP (“PwC”) from 1997 until his retirement in September 2020. As an external audit partner/practitioner, Mr. Roman led independent financial statement audits of publicly traded and privately held enterprises. He has extensive experience in financial accounting, SEC reporting, internal controls, mergers and acquisitions, debt and equity offerings, initial public and secondary offerings, asset-backed financings, and the implementation of accounting and auditing standards. As an advisory partner, Mr. Roman focused on evaluating and improving internal controls, enterprise risk management, internal auditing, and compliance programs for a diverse group of publicly traded companies. Mr. Roman led his PwC teams and clients through digital transformation, automation, and shared delivery center initiatives. He also held several significant governance, line of business, diversity and inclusion and corporate responsibility leadership roles at PwC, including serving on its CEO Nominating Committee and its Foundation board. Mr. Roman is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Institute of Internal Auditors and the National Association of Black Accountants, Inc., where he is a member of its Corporate Advisory Board. Mr. Roman currently serves on the board of directors of CommScope Holding Company, Inc., a global provider of infrastructure solutions for communication and entertainment networks, and sits on their Audit Committee.
Key Experience
Business Development and M&A More than 20 years of experience as an audit, consulting, and senior client relationship partner for PwC.
Finance, Accounting, or Reporting Certified Public Accountant and a current member of a member of the American Institute of CPA, the Institute of Internal Auditors, the Central Audit Committee Network, and the National Association of Black Accountants, in addition to more than 20 years of experience at PwC.
Risk Management More than 20 years of experience with a focus on evaluating and improving internal controls, enterprise risk management, internal auditing, and compliance programs for a diverse group of publicly traded companies at PwC.
Technology Led PwC teams and clients through digital transformation, automation, and shared delivery center initiatives.
ESG (and HCM) Numerous significant governance, line of business, diversity and inclusion, and corporate responsibility leadership roles at PwC, including serving on its CEO Nominating Committee, and its Foundation board. Furthermore, earned the Diligent Climate Leadership Certificate.
Cybersecurity Led and participated in numerous cybersecurity projects and initiatives during his time at PwC. Participates in continuing education related to the Board's role in cybersecurity oversight.

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GOVERNANCE

Jack VanWoerkom
Vice Chairman and Lead Director. Former Executive Vice President, General Counsel, and Corporate Secretary, The Home Depot, Inc.
Age: 69
Director Since: 2005
Independent: Yes
Current Board Committees:
•Corporate Governance Committee (Chair)
•Leadership Development and Compensation Committee
Projected Board Committees (post-Annual Meeting):
•Corporate Governance Committee
•Leadership Development and Compensation Committee

Mr. VanWoerkom has served as Vice Chairman and Lead Director of the Board since September 2019. Mr. VanWoerkom served as the General Counsel and Chief Compliance Officer of Porchlight Equity (formerly Highland Consumer Fund), a private equity firm specializing in lower middle market companies, from January 2017 until his retirement in December 2018. Before serving as General Counsel and Chief Compliance Officer, Mr. VanWoerkom served as an Operating Partner at Porchlight Equity from June 2015 until January 2017. From June 2011 until June 2015, Mr. VanWoerkom was retired. From June 2007 until June 2011, Mr. VanWoerkom was employed by The Home Depot, Inc., a home improvement retailer, as Executive Vice President, General Counsel and Corporate Secretary. Mr. VanWoerkom served as Executive Vice President, General Counsel and Secretary of Staples, Inc., an office supply retailer, from March 2004 to June 2007. From March 1999 to March 2004, Mr. VanWoerkom was Senior Vice President, General Counsel and Secretary of Staples.
Key Experience
Risk Management Served as General Counsel for numerous organizations, in addition to serving as Chief Compliance Officer from 2017 - 2018 for Porchlight Equity, bringing more than 20 years of experience in risk management.
Business Development and M&A Served as an Operating Partner for Porchlight Equity, formerly Highland Consumer Fund, a private equity firm specializing in lower middle market business services and consumer companies to help them achieve their vision for continued success. Also served as General Counsel at large international publicly traded companies.
Legal or Regulatory Has several decades of legal experience, including serving as General Counsel of Staples, Inc., and General Counsel of Home Depot, Inc.
Global or International Business Extensive experience supporting global publicly traded corporations, including while serving as General Counsel at Home Depot, Inc. and Staples, Inc.

26     WEX Inc.

GOVERNANCE
Board Refreshment/Succession Planning
Number of Directors and Terms
Our Amended and Restated Certificate of Incorporation currently provides that our Board shall consist of such number of directors as is fixed by our By-Laws. Our By-Laws provide that our Board consist of such number of directors as from time to time is fixed exclusively by resolution of the Board. Currently, the Board has fixed the size of the Board at 11 seats. The declassification of the Board of Directors is continuing to be phased-in with this year's Annual Meeting, in that the directors who formerly belonged to Class II of the Board and those who belong to Class III are standing for re-election for a new one-year term expiring at the 2024 annual meeting of stockholders and until their respective successors are elected and qualified. The members of Class I are not up for re-election at this Annual Meeting. The current Class I directors will be up for re-election, if nominated, at the 2024 annual meeting of stockholders, along with all other directors, if renominated, all for a one year term and until their respective successors are elected and qualified. This will result in the classified Board being fully phased-out (and all Board members standing for annual nomination and election) commencing with the 2024 annual meeting of stockholders.
Director Nominations and Recommendations
The Corporate Governance Committee's responsibilities include recommending candidates for nomination to the Board. In identifying potential nominees, the Corporate Governance Committee may: retain a search firm; consider their professional networks; evaluate highly regarded leaders in industry and academia; or, entertain suggestions from stockholders or other business organizations, among other ways suitable for identifying potential nominees. The Corporate Governance Committee will also consider candidates pursuant to any contractual obligations, including Mr. Neary, who is the Warburg Designee. See "Governance - Proposal 1 - Election of Directors".
The Corporate Governance Committee will also consider candidates nominated or recommended by stockholders as potential director nominees in the same manner as candidates identified by the Corporate Governance Committee. Our stockholders also have the right under our By-Laws to directly nominate director candidates and should follow the procedures outlined in the “Information About Voting Procedures” section of this proxy statement in the answer to the question entitled “How do I submit a stockholder proposal or director nominee for next year’s annual meeting or suggest a candidate for nomination as a director to the Corporate Governance Committee?”, which summarizes the deadlines and delivery requirements provided under our Bylaws and applicable laws.
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Director Qualifications, Diversity and Board Refreshment
The qualifications for directors are described in our Corporate Governance Guidelines and the guidelines for evaluating director nominees are in the Corporate Governance Committee’s charter, each of which is available on our website. The Corporate Governance Committee believes that a nominee for the position of director must meet the following specific, minimum qualifications:
•Nominees should have a reputation for integrity, honesty and adherence to high ethical standards;
•Nominees should have an appropriate educational and professional background, demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;
•Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
•Nominees should have the interest and ability to understand the interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; and
•Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.
Since 2018 we have added six current directors to the Board, with a strong and diverse mix of skills, qualifications, backgrounds, and experience. Although the Corporate Governance Committee does not have a policy with respect to diversity, it believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. Our active Board refreshment process has resulted in a strong mix of diversity and independence on our Board, which contributes to effective oversight of management and the Company. Our Board currently is comprised of 11 directors and embodies the principles set forth above.
In addition, as presently constituted, 55 percent of our Board are women or from underrepresented ethnic groups. We believe that the diversity of our Board is representative of a broad-range of diverse viewpoints, experiences, and expertise. The Corporate Governance Committee intends to continue to be mindful of diversity with respect to gender, race, national origin, and age, in connection with future nominations of directors not presently serving on the Board. Our Corporate Governance Committee’s charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
Application of Criteria to Existing Directors
The renomination of existing directors is not viewed as automatic, but is based on continuing review and qualification under the criteria listed above. The Corporate Governance Committee uses its best judgment and discretion in applying the criteria to the existing directors keeping in mind the interest of the Company.
In addition, the Corporate Governance Committee considers the existing directors’ performance on the Board and any committee, including consideration of the extent to which the directors undertook continuing director education.
The backgrounds and qualifications of the directors considered as a group provide a significant breadth of experience, knowledge and abilities in order to assist the Board in fulfilling its responsibilities. The rationale for the Company’s determination that each director is well suited or qualified to serve on the Board is specified with his or her respective biographical entry under the “Director Nominations and Recommendations” section of this proxy statement.
Board Tenure and Retirement Policy
The Board does not believe it should establish term limits. Term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefits the entire membership of the Board as well as management. As an alternative to term limits, any director who reaches the age of 72 is subject to mandatory retirement at the end of his or her then-current term and the Corporate Governance Committee reviews each director’s continuation on the Board prior to nomination for re-election. This allows each director the opportunity to confirm his or her desire to continue as a member of the Board and allows the Company to replace directors who are no longer interested or effective.
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Board Structure
Board Leadership
Our Board is led by our Chair, Ms. Smith. As Chair she leads all meetings of the Board at which she is present, sets meeting schedules and agendas, and manages information flow to the Board to ensure appropriate understanding and discussion regarding matters of interest or concern to the Board. The Chair also has such additional powers and performs such additional duties consistent with organizing and leading the actions of the Board as may be prescribed by the Board.
In addition to our Chair, the Board has appointed Mr. VanWoerkom as our Vice Chairman and Lead Director. Mr. VanWoerkom chairs meetings of the independent directors in executive session and chairs any meetings at which the Chair is not present. In addition, he facilitates communications between other members of the Board and the Chair as needed. The Lead Director is authorized to call meetings of the independent directors and is available to consult with any of the Company’s senior executives regarding any concerns an executive may have. Mr. VanWoerkom aids in the preparation of meeting agendas and is authorized to meet with stockholders as a representative of the independent directors.
Our Board merged the roles of the Chair and Chief Executive Officer because it believes that leadership structure presently offers the following benefits:
•Our Board believes that having one person serve as Chair and Chief Executive Officer allows that individual to use his or her substantial knowledge gained from both roles to lead the Company most effectively, and to provide strong and consistent leadership, without risking overlap or conflict of roles.
•Our Chief Executive Officer is immersed with our business and strategy on a daily basis and is thus positioned to focus the Board’s agenda on the key issues facing the Company.
•Our Board further believes that with the appointment of Mr. VanWoerkom as our Vice Chairman and Lead Director, the Board has in place a leadership structure that provides an independent view of governance and business-related matters for both stockholders and other parties.
While our Board presently believes that the above-described leadership structure is the right approach to our board governance, the Board continuously monitors its composition and the skills of its members in order to maintain a flexible approach to determining leadership roles. The Board recognizes there may be circumstances in the future that would lead it to separate the offices of Chair and Chief Executive Officer. In fact in the past and as recently as 2019 the Company had separate Chair and Chief Executive Officer roles. However, at this time, the Board does not believe there is any reason to separate the roles and does not believe that such a separation should be mandated as a formal corporate governance policy.
Director Independence
We have considered the independence of each member of the Board. To assist us in our determination, we reviewed the New York Stock Exchange, or NYSE, independence requirements and our general guidelines for independence, which are part of our Corporate Governance Guidelines.
To be considered independent: (1) a director must be independent as determined under Section 303A.02(b) of the NYSE Listed Company Manual and (2) in the Board’s judgment, the director must not have a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).
The Board has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director will not be considered to have a material relationship with the Company if (1) he or she is independent as determined under Section 303A.02(b) of the NYSE Listed Company Manual and (2) he or she: (i) serves as an executive officer of another company which is indebted to the Company, or to which the Company is indebted, provided that the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of the company he or she serves as an executive officer; (ii) serves as an officer, director or trustee of a tax exempt organization, that receives contributions from the Company, provided that the Company’s discretionary contributions to such organization are less than the greater of $1 million or 2 percent of that organization’s
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consolidated gross revenues; or (iii) serves as a director of another company with which the Company engages in a business transaction or transactions, provided that the director owns less than 5 percent of the equity interests of such other company and recuses himself or herself from deliberations of the Board with respect to such transactions. In addition, ownership of a significant amount of the Company’s stock, by itself, does not constitute a material relationship. For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists shall be made by the other members of the Board of Directors who are independent as defined above.
Based on our guidelines and NYSE corporate governance standards, our Board has determined that the following directors are independent: Nancy Altobello, Daniel Callahan, Shikhar Ghosh, James Groch, James Neary, Derrick Roman, Susan Sobbott, Regina O. Sommer, Stephen Smith, and Jack VanWoerkom. Additionally, our board of directors also previously determined that Bhavana Bartholf, a former director who served on the Board until September 16, 2022, was independent. In assessing the independence of Mr. Neary, the Board considered that Mr. Neary is a Managing Director and a member of the Executive Management Group of Warburg Pincus LLC, and that an affiliate of funds managed by Warburg Pincus LLC is a current holder of certain securities issued by the Company. For further information on the convertible senior notes transaction, please see "Board Practices, Policies, and Processes - Certain Relationships and Related Transactions - Warburg Pincus Private Placement Transaction". Mr. Neary has recused, and will continue to recuse, himself from any Board or relevant committee decisions or decision making processes directly involving or affecting the interests of Warburg Pincus LLC in the convertible senior notes and other situations where such a recusal would otherwise be appropriate. Ms. Smith is not an independent director under these rules because she is our chief executive officer.
In addition, each of the members of the Corporate Governance Committee, Audit Committee, and Leadership Development and Compensation Committee are independent, as determined by the Board in accordance with its guidelines and the listing standards of the NYSE. We have also determined that the current members of the Audit Committee satisfy the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and that the current members of the Leadership Development and Compensation Committee satisfy the independence requirements contemplated by Rule 10C-1 under the Exchange Act. See "Compensation Discussion & Analysis - Process for Determining Executive Compensation - Leadership Development and Compensation Committee."
Executive Sessions
Our independent directors, as defined by the rules of the NYSE, meet at least semi-annually in regularly scheduled executive sessions, without members of management present and without Ms. Smith present to discuss, among other matters, the performance of the Chief Executive Officer. The independent directors may also meet in executive session at other times at the request of any independent director. Absent unusual circumstances, these executive sessions are held in conjunction with regular Board meetings. The director who presides at these meetings is typically the Lead Director, unless he is otherwise unable to attend, in which case the presiding director would be chosen by the remaining independent directors, and his or her name will be disclosed in accordance with NYSE rules. In addition, the committees of the Board typically meet in executive session in conjunction with their regular or other meetings.
Standing Committees of the Board
Committee Composition
Our Board has established the following committees. The composition of each committee is set forth below as of the date of the mailing of these proxy materials. The charters for each of the committees can be obtained at: https://ir.wexinc.com/governance/governance-documents/default.aspx.
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Audit Committee

Current Members: Regina O. Sommer (Chair) Nancy Altobello James Groch Derrick Roman Susan Sobbott No. of Meetings in 2022: 10
Pursuant to its charter, the Audit Committee must be comprised of at least three independent directors appointed by a majority of the Board. The Audit Committee oversees our accounting and financial reporting processes, the audits of our financial statements and internal control over financial reporting and monitors the Company’s enterprise risk management. The Board has determined that all members of the Audit Committee are independent under the applicable rules of the NYSE and the Securities and Exchange Commission, or the SEC. In addition, each member of the Audit Committee is required to have the ability to read and understand fundamental financial statements. Unless determined otherwise by the Board, the Audit Committee shall have at least one member who qualifies as an “audit committee financial expert” as defined by the rules of the SEC. Our Board has determined that Mr. Roman, Mr. Groch, Ms. Altobello and Ms. Sommer qualify as “audit committee financial experts.”

Leadership Development and Compensation Committee

Current Members: Daniel Callahan (Chair) Nancy Altobello James Neary Stephen Smith Jack VanWoerkom No. of Meetings in 2022: 5
Pursuant to its charter, the Leadership Development and Compensation Committee must be comprised of at least two independent directors appointed by a majority of the Board. The Leadership Development and Compensation Committee focuses its efforts on the Company's most important asset, its human capital. As such, it oversees the administration of our equity incentive plans and certain of our benefit plans, reviews and administers all compensation arrangements for executive officers and our Board and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Leadership Development and Compensation Committee also provides direction and perspective to management on strategies with significant human capital implications, including review of key diversity initiatives and human capital policies and practices, such as those related to organizational engagement and effectiveness and employee development programs. All members of the Leadership Development and Compensation Committee are independent under the applicable rules of the NYSE and the SEC. See "Compensation Discussion & Analysis - Process for Determining Executive Compensation - Leadership Development and Compensation Committee".

Corporate Governance Committee

Current Members: Jack VanWoerkom (Chair) Shikhar Ghosh Susan Sobbott No. of Meetings in 2022: 4
Pursuant to its charter, the Corporate Governance Committee is comprised of such number of independent directors as our Board shall determine. At present, there are three members, each of whom is independent under the applicable rules of the NYSE. The Corporate Governance Committee’s responsibilities include identifying and recommending to the Board appropriate director nominee candidates, overseeing succession planning for the CEO and other executive officers, approving the Company's policies and procedures for reviewing and approving related person transactions and providing advance approval for such proposed transactions, and providing oversight with respect to corporate governance matters and the Company's ESG Program.

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Finance Committee

Current Members: James Neary (Chair) James Groch Derrick Roman Stephen Smith No. of Meetings in 2022: 5
Pursuant to its charter, the Finance Committee is comprised of such number of independent directors as our Board shall determine. At present, there are four members, each of whom is independent. The Finance Committee’s responsibilities include advising the Board and the Company’s management regarding potential corporate transactions, including strategic investments, mergers, acquisitions and divestitures and the integration of completed transactions. The Finance Committee also advises the Board and the Company's management with respect to debt or equity financings, credit arrangements, investments, capital structure, and capital policies.

Technology and Cybersecurity Committee

Current Members: Shikhar Ghosh (Chair) Daniel Callahan Regina O. Sommer No. of Meetings in 2022: 5
Pursuant to its charter, the Technology and Cybersecurity Committee is comprised of such number of independent directors as our Board shall determine. At present, there are three members, each of whom is independent. The Technology and Cybersecurity Committee’s responsibilities include the oversight of the Company's management of risks regarding technology, data security, cybersecurity, disaster recovery and business continuity. In addition, the Technology and Cybersecurity Committee focuses on strategy relating to hardware, software, architecture, organizational structure, management, resource allocation, innovation, and research and development.

Expected Committee Composition After the Annual Meeting
As part of its Board succession planning process and to enable fresh perspectives on each of its committees, the Board has determined to change the composition of the standing committees effective immediately upon the conclusion of the Annual Meeting. Accordingly, assuming the successful election of our director nominees, immediately upon conclusion of the Annual Meeting, it is anticipated that the composition of the Board's committees will be reconstituted as follows:
•Audit Committee: Mr. Roman (Chair), Mr. Groch, Ms. Sobbott, and Ms. Sommer.
•Leadership Development and Compensation Committee: Mr. Smith (Chair), Ms. Altobello, Mr. Callahan, Mr. Neary, and Mr. VanWoerkom.
•Corporate Governance Committee: Ms. Altobello (Chair), Mr. Ghosh, Ms. Sobbott, and Mr. VanWoerkom.
•Finance Committee: Mr. Neary (Chair), Mr. Groch, Mr. Roman, and Mr. S. Smith.
•Technology and Cybersecurity Committee: Mr. Callahan (Chair), Mr. Ghosh, and Ms. Sommer.
Compensation Committee Interlocks and Insider Participation
The directors who served as members of our Leadership Development and Compensation Committee at any point during 2022 were Daniel Callahan, Nancy Altobello, James Neary, Stephen Smith, and Jack VanWoerkom. No member of our Leadership Development and Compensation Committee serving during the last completed fiscal year is or was one of our or our subsidiaries’ former officers or employees. During 2022, there were no Compensation Committee interlocks as required to be disclosed under SEC rules. For a discussion of related persons transactions involving Mr. Neary and Warburg Pincus, of which Mr. Neary is a Managing Director, please see "Board Practices, Policies, and Processes - Certain Relationships and Related Transactions - Warburg Pincus Private Placement Transactions."
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The Board’s Role and Responsibilities
Strategic Planning
The principal responsibility of our Board is to oversee the management of the Company in the furtherance of our best interests and the best interests of our stockholders. In furtherance of this responsibility, our Board sets our strategy and oversees our progress toward achieving our strategic goals. Each year, the Board holds a multi-day strategic planning session and discusses various scenarios and analysis prepared and reported to the Board by management with respect to the Company's overall strategy. Furthermore, throughout the year, the Board holds regular strategy focused sessions involving the Company's lines of business, market trends, and future industry developments and provides guidance and insight to support management’s ability to advance our progress.
Risk Oversight
Our Board recognizes the importance of effective risk oversight in running a successful business and fulfilling its fiduciary responsibilities to the Company and our stockholders. Our Board aims to promote an appropriate culture of risk management within the Company and to set the right “tone at the top,” overseeing our aggregate risk profile, and monitoring how the Company addresses specific risks, such as strategic and competitive risks, human capital risks, financial risks, brand and reputation risks, cybersecurity and technology risks, legal and compliance risks, regulatory and operational risks, and risks related to our subsidiary WEX Bank. While all of our executive officers and other senior leaders are responsible for the day-to-day management of risk, the Company's Risk and Compliance Organization and Chief Risk and Compliance Officer (“CRCO”), who reports to the CEO but has direct access to the Board as needed, centralize all risk management and compliance functions.
As part of its mandate, the Risk and Compliance Organization identifies and prioritizes specific risks. Regularly, the CRCO will present those risks to the CEO and the full Board along with the steps that management has taken or will be taking to mitigate such risks. Oversight of particular risks are delegated to committees of the Board, as appropriate and as described below, based upon the nature of any particular risk. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. In addition, each of the committees may meet in executive session with the CRCO and other members of senior management to discuss our risks and exposures. The Risk and Compliance Organization provides written reports as needed to the Board for their discussion regarding recent business, legal, regulatory, competitive, and other risks impacting the Company. Certain of the risk topics delegated for to the various committees for consideration and oversight are set forth below.
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AUDIT COMMITTEE	•Oversees the process by which various enterprise risks are managed and reported to the Board, as well as activities related to financial controls and legal and corporate compliance.

CORPORATE GOVERNANCE COMMITTEE
•Responsibilities include advising the Board regarding appropriate corporate governance practices, including the Chair providing appropriate oversight over outside Board directorships and conflicts of interest.
•Oversees risks related to Board composition, the Company's ESG program, related party transactions, and political contributions.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
•Oversees risks related to our compensation programs for employees, officers and directors.
•Oversees strategies having significant human capital implications, including diversity, equity, and inclusion initiatives.

TECHNOLOGY AND CYBERSECURITY COMMITTEE
•Oversees the Company’s management of risks regarding technology, data security, disaster recovery, and business continuity.
•In connection with the oversight of cybersecurity risk, our Technology and Cybersecurity Committee receives quarterly reports from our Chief Information Security Officer, who presents a threat matrix and overall analysis of our cyber-health, as well as any recent threat activity.

FINANCE COMMITTEE
•Responsibilities include advising the Board and the Company’s management with respect to risks associated with potential corporate transactions, including strategic investments, mergers, acquisitions and divestitures.
•Advises with respect to risk related to interest rates, fuel prices, and leverage.
•Evaluates and oversees policies governing the Company's capital structure.

Environmental, Social and Governance (ESG)
Our focus on environmental, social and governance (ESG) considerations is integral to our culture and long-term strategy, and is underpinned by our core values: put ingenuity to work; stick to it; team up; act with integrity; be a positive force; and, stay open. Our ESG Strategy is anchored in our four pillars:

People & Culture	Environmental Innovation	Environmental Stewardship	Social Impact
Since the Company's 2022 annual meeting of stockholders, we have taken several important steps to advance our ESG strategy:
•Published our second annual ESG Report and accompanying Sustainability Accounting Standards Board (SASB) index. Our report covered WEX’s detailed ESG assessment and covers key topics like environmental innovation & stewardship, social impact, and the people & culture. We believe that these are the ESG topics that will strategically drive our business forward;
•Appointed our first Chief Diversity & Inclusion Officer, to articulate and execute on WEX’s DEI strategy and to ensure that everyone can belong and thrive at WEX;
•Underscored our commitment to diversity, equity, and inclusion ("DEI") efforts by providing transparency into our EEO-1 reporting, and by publishing our first Diversity and Inclusion Report, which provides information and data on our performance and initiatives toward the continued creation of a diverse workforce and an inclusive culture. Please visit our DEI website (https://www.wexinc.com/about/careers/diversity-and-inclusion/) to review this report;
•Published the Company's Scope 1 and Scope 2 emissions for the first time; and
•Launched an EV-focused product in Europe and the U.S. as part of our mixed fleet strategy and served as title sponsor of the London EV Show in November.
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Leadership & Oversight
Both our Board and Executive Leadership Team are actively engaged in WEX’s ESG strategy. The Corporate Governance Committee has been charged with overseeing our program demonstrating the Company's commitment to ESG from the top down. In addition, our Leadership Development and Compensation Committee oversees all talent-related initiatives, including those relating to compensation equality, as well as DEI and talent development. The Board receives regular updates from both committees regarding ESG and talent related matters.
In 2022, we continued to formalize our internal ESG Committee. This committee consists of senior leaders across the organization representing key business areas, including strategy, human resources, finance, investor relations, legal, risk, and communications. The ESG Committee is responsible for developing and overseeing the implementation of WEX’s ESG strategy and related programs, and for providing regular updates to the Executive Leadership Team, the Corporate Governance Committee, and the Board.

Board of Directors

Audit Committee	Finance Committee	Technology and Cybersecurity Committee	Leadership Development and Compensation	Corporate Governance

Executive Leadership Team

ESG Committee
Process and Priorities
We know that an authentic and enduring ESG strategy reflects the issues that are most relevant for the Company. In 2021, we conducted our first ESG assessment to identify the topics that are most impactful to our business and to our stakeholders. This process took into consideration the priorities of our key stakeholders – our employees, our customers, our investors, and our communities – and integrated key long-term business initiatives. Through this process, we identified four ESG priorities:
•People & Culture: Creating an inclusive environment where all of our people can succeed and thrive.
•Environmental Innovation: Enabling our customers' sustainability efforts through fleet efficiency, better data, and electrification.
•Environmental Stewardship: Driving operational and energy efficiency to minimize our own corporate environmental impact.
•Social Impact: Enhancing the health and well-being of our communities, customers, and employees.
We believe that integrating relevant ESG considerations into our long-term business strategy is key to delivering on our commitments to our stakeholders. In 2022, we continued to enhance our approach to ESG strategy by engaging leaders across WEX to focus on specific pillar priorities and initiatives, and we have begun to map out areas where we will continue to evolve our programs and disclosure into the future. Along the way, we will continue to engage with our investors and other stakeholders to understand their ESG priorities, and we welcome stockholder perspectives and feedback on our ESG strategy.
For more information about our ESG strategy and priorities, please visit our ESG website (www.wexinc.com/about/wex-esg-report/) to view our second annual ESG report, published in July 2022, and our most recent EEO-1 Report. We plan to publish our third ESG report, which reflects our ESG priorities, later in 2023. Furthermore, our ESG website will be periodically updated with our most up-to-date EEO-1 reports as they are filed with the relevant agencies. The information contained on our website, or any information that may be accessed by links on our website, is not incorporated by reference into this Proxy Statement.
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Cybersecurity Risk Management
The Board is ultimately responsible for the oversight of the Company's cybersecurity risk. In addition, the Audit Committee engages in the governance of the Company's enterprise risk management program, which includes information technology risk at a high level. The Board has created the Technology and Cybersecurity Committee, which, pursuant to its charter, is responsible for the oversight of the Company's management of risks regarding technology, data security, cybersecurity, disaster recovery and business continuity. To perform this function, the Technology and Cybersecurity Committee receives quarterly reports from the Company's Chief Information Security Officer (CISO), who presents a threat matrix and overall analysis of our cyber health, as well as any recent threat activity. The Technology and Cybersecurity Committee then, in turn, regularly reports out to the Board and the Audit Committee as necessary during succeeding meetings to keep them informed. In addition, members of senior management, including the Chief Technology Officer, the CISO, and the Chief Legal Officer, among others, correspond directly with, or present to, the Board, the Audit Committee, and/or the Technology and Cybersecurity Committee, regarding issues or risks relating to cybersecurity matters as the case may be.
Management Succession Planning
The Board, with support from its committees as needed, regularly reviews short and long-term succession plans for the Chief Executive Officer and for other senior management positions. In assessing possible CEO candidates, the independent directors identify the skills, experience and attributes they believe are required to be an effective CEO in light of the Company’s global business strategies, opportunities and challenges. The Board also ensures that directors have substantial opportunities over the course of the year to engage with possible internal succession candidates.
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Board Practices, Policies, and Processes
Commitment to Good Governance Practices
WEX continually evaluates its governance practices and tailors its approach to the Company's individual circumstances. Below are some of the practices we observe to maintain our approach to corporate governance:

✓ Continued the process of declassifying the Board, with the phase-in of one year terms, which commenced with the four directors that were nominated for election at the 2022 annual meeting of stockholders.
✓ The Corporate Governance Committee of the Board is charged with overseeing our ESG program to demonstrate the Company's commitment to ESG.
✓ Robust stockholder engagement program under which we engaged with stockholders representing approximately 59% of our shares outstanding in 2022.
✓ Implemented robust orientation programs for the three directors newly elected to the Board in 2021, for which programs were also made available to and attended by existing Board members as desired.
✓ Uses majority voting standard for uncontested director elections.
✓ Resignation policy requires directors who do not receive a majority of votes their election will tender their resignation to the Board.
✓ Proxy access bylaw (3%/3 years) which allows large, long-term stockholders (or a group of stockholders) to nominate director candidates on the Company’s proxy card.
✓ Robust independent Lead Director.
✓ Since 2018, we have refreshed the Board with six current members, each with a strong mix of diversity, skills, qualifications, backgrounds, and experiences.

Board and Committee Meetings
The Board held 7 meetings in 2022. Each of our directors attended at least 75 percent of the aggregate number of meetings of the Board and meetings of the Board committees held during the period for which he or she was a director or served on such committees in 2022. Our independent directors meet in executive session at least semi-annually during regularly scheduled Board meetings. As provided in our Corporate Governance Guidelines, we expect directors to attend the annual meeting of stockholders. In 2022, all of our directors, then in office, attended the annual meeting of stockholders virtually.
Board Performance Evaluations
The Corporate Governance Committee oversees an annual self-evaluation of the Board to determine whether the Board, the Board's committees and the individual directors are functioning effectively. The Corporate Governance Committee determines the nature of the evaluation and oversees the conduct of the evaluation and conducts an assessment of the Board’s performance, which is to be discussed with the Board. The purpose of this process is to improve the effectiveness of the Board, its committees, and the individual directors. This evaluation process is led by a director and is executed through individual interviews with each director on the Board. In conducting the self-evaluation process, the Board annually identifies areas for additional focus and seeks to learn what the Board, its committees, and individual directors can do to improve strategic and operational execution. The responsibility for conducting these interviews is rotated amongst directors so as to increase transparency and provide a varying perspective from year-to-year. Furthermore, our committees conduct their own separate self-evaluation processes during dedicated executive sessions.
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Director Orientation and Continuing Education
The Board and the Company’s management conduct a robust orientation program for new directors. The orientation program is designed to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management matters, its compliance programs, its code of business conduct and ethics, its principal officers, its internal and independent auditors, and its Chief Legal Officer and outside legal advisors. In addition, the orientation program includes a review of the Company’s expectations of its directors in terms of time and effort and a review of the directors’ fiduciary duties. All other directors are also invited to attend the orientation program and are encouraged to actively engage with the Company's management for a personally tailored process that emphasizes those areas that will address each director's particular knowledge of the areas in which we operate. In 2021, with the addition of three new directors, the Company continued to enhance its program to fit the constantly changing environment in which business is conducted today and provide relevant and thorough information to the new and existing Board members. This enhanced onboarding program will be leveraged for future onboarding processes.
Directors are expected, at their discretion, to be involved in continuing director education on an ongoing basis to enable them to perform their duties and to recognize and deal appropriately with issues that arise. The Company reimburses reasonable expenses related to continuing director education. Furthermore, in 2022, the Board held several education sessions to learn more about electric vehicles and their potential impact on the business.
Governance Disclosures on Our Website
Complete copies of our corporate governance guidelines, committee charters and code of conduct and ethics are available on the Governance section of our website, at www.wexinc.com. In accordance with NYSE rules, we may also make disclosure of the following on our website:
•the identity of the Lead Director at meetings of independent directors;
•the method for interested parties to communicate directly with the Lead Director or with the non-management directors as a group;
•the identity of any member of our Audit Committee who also serves on the audit committees of more than three public companies and a determination by our Board that such simultaneous service will not impair the ability of such member to effectively serve on our Audit Committee; and
•contributions by us to a tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues.
The information contained on our website, or any information that may be accessed by links on our website, is not incorporated by reference into this Proxy Statement.
Certain Relationships and Related Transactions
Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which WEX was or is to be a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees, or 5 percent stockholders (or any immediate family members of the aforementioned groups), each of whom we refer to as a “related person,” had or will have a direct or indirect material interest, which we refer to as a "related person transaction".
A related person transaction proposed to be entered into by WEX must be reported to our Chief Legal Officer. The policy calls for the proposed related person transaction to be reviewed prior to effectiveness or consummation of the transaction by our Board’s Corporate Governance Committee. If the Chief Legal Officer becomes aware of a related person transaction that was not previously reviewed under the policy, the Corporate Governance Committee shall review and, in its discretion, may ratify such transaction. Any related person transactions that are ongoing in nature are reviewed annually to evaluate whether or not such transaction should be permitted to continue. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Leadership Development and Compensation Committee in the manner specified in its charter.
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A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Corporate Governance Committee after full disclosure of the related person’s interest in the transaction. The Corporate Governance Committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances.
The Corporate Governance Committee may approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent, with the best interests of the Company and its stockholders. As required by applicable NYSE rules, the Corporate Governance Committee will prohibit any related person transaction that is determines to be inconsistent with the interests of the Company and our stockholders. The Corporate Governance Committee may impose any conditions on WEX or a related person that it deems appropriate in connection with the approval or ratification of the related person transaction.
No member of the Corporate Governance Committee is allowed to participate in any review or approval or ratification of any related person transaction in which such member is the related person, any immediate family member of such member is the related person, or any significant stockholder with which such member is affiliated is the related person.
In addition to the transactions that are not considered to be related party transactions pursuant to SEC rules, including transactions involving a related person's interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of our policy:
•interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10 percent equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1,000,000 or 2 percent of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2 percent of the Company’s annual consolidated gross revenues; and
•a transaction that is specifically contemplated by provisions of the Company’s charter or By-Laws.
Other than as set forth below, there were no relationships or related person transactions since January 1, 2022 which required review under the policy.
Warburg Pincus Private Placement Transaction
In July 2020, the Company completed a private placement transaction with an affiliate of funds managed by Warburg Pincus. James Neary, who served as a member of the Board at the time of the transaction and is a director nominee standing for re-election at the Annual Meeting, is a Managing Director and a member of the Executive Management Group of Warburg Pincus. The private placement was intended to strengthen WEX’s financial profile and enabled the Company to remain focused on its strategic initiatives as it navigated the global COVID-19 pandemic. The private placement transaction was approved pursuant to the Company’s related person transaction policy by the Corporate Governance Committee of the Board, after it had reviewed and considered all relevant facts and circumstances, including, but not limited to, whether the transaction was entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party and the indirect interest of Mr. Neary in the transaction, which was estimated to have a value of approximately $414,000. Following approval by the Corporate Governance Committee of the Board, the private placement transaction was approved by the disinterested members of the Board.
Purchase Agreement
On June 29, 2020, the Company entered into a purchase agreement with an affiliate of Warburg Pincus providing for the issuance and sale of (i) $310,000,000 aggregate original principal amount of 6.50% Convertible Senior Notes due 2027 and (ii) 577,254 shares of the Company’s common stock. The aggregate purchase price for the convertible notes and shares was $389,150,000, of which $299,150,000 constituted the purchase price for the convertible notes and $90,000,000 constituted the purchase price for the shares. The closing of the sale occurred on July 1, 2020.
The purchase agreement contains certain customary representations, warranties and covenants with respect to each of the Company and purchaser, including preemptive rights allowing the purchaser to maintain its proportionate equity interest on an as-converted basis, subject to certain exceptions. The purchase agreement further provided that the purchaser was restricted from transferring the convertible notes or shares until July 1, 2021, subject to certain exceptions, including transfers pursuant to pledge arrangements that may be entered into by the purchaser in connection with certain
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GOVERNANCE
financing arrangements. Subsequent to July 1, 2021, transfers generally were not restricted, subject to certain limitations on transfers to certain categories of transferees. The purchase agreement also provided for restrictions on certain hedging activities by the purchaser.
Additionally, pursuant to the terms of the purchase agreement, for so long as the purchaser continues to own at least 50% of the aggregate amount of the shares and the shares of common stock issuable upon conversion of the convertible notes, the purchaser is entitled to nominate an individual to the Board, which nominee is entitled to be a member of the Leadership Development and Compensation Committee and the Finance Committee of the Board. The designee is currently Mr. Neary, who is a director nominee standing for re-election at the Annual Meeting. The purchaser is also subject to customary standstill restrictions until 90 days after the first day on which the purchaser no longer has a designee on the Board and no longer has a right to such a designee.
Indenture
The convertible notes were issued pursuant to an indenture, dated as of July 1, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The convertible notes will mature on July 15, 2027, unless earlier redeemed, repurchased or converted. Interest on the convertible notes is calculated at a fixed rate of 6.5% per annum, payable semi-annually in arrears on January 15 and July 15 of each year. At the Company’s option, interest is payable in cash, through accretion to the principal amount of the convertible notes, or a combination of cash and accretion. As of March 31, 2023, the Company has made all interest payments on the convertible notes in cash, totaling $51,158,611, and has made no payments of principal. The principal amount outstanding under the convertible notes continues to be $310 million as of March 31, 2023.
The convertible notes may be converted at the option of the holders at any time prior to maturity, or earlier redemption or repurchase of the convertible notes, based upon an initial conversion price of $200 per share of common stock. The Company may settle conversions of convertible notes, at its election, in cash, shares of the Company’s common stock, or a combination thereof. The initial conversion price is subject to adjustments customary for convertible debt securities and a weighted average adjustment in the event of issuances of equity and equity linked securities by the Company at prices below the then applicable conversion price for the convertible notes or the then market price of the Company’s common stock, subject to certain exceptions.
Registration Rights Agreement
In connection with the private placement transaction, the Company entered into a registration rights agreement with the purchaser. Pursuant to the registration rights agreement, and subject to the terms and conditions thereof, the Company is required upon a demand by the purchaser, or certain permitted transferees of securities issued in connection with the private placement, to file and cause to be declared effective a shelf registration statement registering the public resale of the convertible notes, the shares and the shares of common stock issuable upon conversion of the convertible notes. In addition, the registration rights agreement provides holders of the convertible notes with customary demand underwriting and piggyback registration rights. In accordance with the above described registration rights agreement, on August 10, 2020, the Company filed a Registration Statement on Form S-3 with the SEC with respect to the Convertible Senior Notes and the common stock issued and sold to Warburg Pincus
Agreement with Affiliate of Wellington Management Group, LLP
In October 2021, WEX Bank and Wellington Management Company LLP ("WMC") entered into an Investment Management Agreement (the "Management Agreement"), whereby WMC was appointed as the investment manager to manage, supervise and direct WEX Bank's investment accounts. These accounts consist primarily of custodial cash assets from health savings accounts, of which WEX Inc. is the custodian or sub-custodian. Under the Management Agreement, WEX Bank pays WMC a fee based on a percentage of the assets under management. The term of the Management Agreement continues until terminated upon 30 days' prior written notice by WEX Bank, 60 days' prior written notice by WMC or upon withdrawal of all managed assets by WEX Bank. As of December 31, 2022, the market value of depository assets totaled $1,432.3 million. WMC is affiliated with Wellington Management Group, LLP (“Wellington”). Wellington beneficially owned approximately 7.9 percent of the Company’s outstanding common stock as of December 31, 2022 based on information reported on a Schedule 13G/A filed by Wellington with the SEC on February 6, 2023. From January 1, 2022 through March 22, 2023, the Company has paid $1.0 million in investment management fees to Wellington.
The Company's Corporate Governance Committee reviewed and approved the Management Agreement prior to execution pursuant to the Company’s Related Person Transaction Policy because Wellington beneficially owned greater than 5% of the Company's outstanding common stock at that time. In approving the Management Agreement, the Corporate Governance Committee reviewed and considered all relevant facts and circumstances, including, but not limited to, whether the transaction was entered into on market and arm's length terms no less favorable to the Company than terms
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that could have been reached with an unrelated third party, as well as the fact that WEX Bank engaged an independent consultant to source and perform diligence on prospective investment managers and recommended WMC.
Communications with the Board of Directors
The Board believes that the Chief Executive Officer and Chair of the Board and his or her designees, as well as the Vice Chairman and Lead Director, speak for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies who are involved with the Company. It is, however, expected that Board members would do so with the knowledge of and, absent unusual circumstances or as contemplated by the committee charters, only at the request of the Company’s senior executives or the Board.
The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Vice Chairman and Lead Director shall, subject to advice and assistance from the Chief Legal Officer, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he considers appropriate.
If you wish to communicate with the Board or the independent members of the Board, you may send your communication in writing to:

Independent Director Communication WEX Inc. Attention: Corporate Secretary 1 Hancock Street Portland, Maine 04101
You should include your name and address in the written communication and indicate whether you are a stockholder.
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GOVERNANCE
Director Compensation
The Company’s Non-Employee Directors Compensation Plan is designed to achieve the following objectives:
•Attract and engage a diverse group of qualified directors;
•Compensate our directors for the investment of time they make to support the Company;
•Align director compensation with stockholder interests; and
•Have a compensation structure that is simple, transparent and easy for stockholders to understand.
Our Corporate Governance Guidelines note that the Company’s policy is to compensate directors competitively relative to comparable companies, and that the Leadership Development and Compensation Committee will periodically review the compensation of the Company’s directors. In line with this, the Leadership Development and Compensation Committee generally reviews our director compensation program against peer group market data every two years, with reference to the same peer companies used to benchmark executive compensation, as well as survey information analyzing director compensation across industries at U.S. public companies. The assessment of director compensation is conducted by the Leadership Development and Compensation Committee with the assistance of Compensation Advisory Partners (CAP), the Leadership Development and Compensation Committee’s independent compensation consultant.
The Leadership Development and Compensation Committee reviewed the compensation of the Company's non-employee directors in 2022, and made changes to the director compensation program, effective January 1, 2023, in order to maintain the competitiveness of our non-employee director compensation program with median payments at peer group companies.
Annual Cash Retainers
The Company pays each non-employee director the following annual cash retainer(s) based upon his or her service on the Board and/or a Board committee. Such payments are made in four equal quarterly amounts.

	Annual Fees for 2022	Annual Fees for 2023
Annual Lead Director Cash Retainer	$115,000	$125,000
Annual Non-Employee Director Cash Retainer (other than the Lead Director)	$85,000	$85,000
Audit Committee Chair Cash Retainer	$30,000	$30,000
Leadership Development and Compensation Committee Chair Cash Retainer	$20,000	$25,000
Finance Committee Chair Cash Retainer	$20,000	$20,000
Corporate Governance Committee Chair Cash Retainer	$15,000	$15,000
Technology and Cybersecurity Committee Chair Cash Retainer	$20,000	$20,000
To the extent a non-employee director is appointed at a time other than the annual stockholders’ meeting, any annual cash retainer is prorated. Employees who serve as directors are not separately compensated for their service on our Board.
Annual Equity Retainers
Effective immediately upon the conclusion of the annual stockholders' meeting in 2022, all then-serving non-employee directors were granted a number of restricted stock units, or RSUs, worth the equivalent of approximately $155,000 based on the closing price of our common stock as reported by the NYSE on the day that the award was granted. These RSUs vest on the first anniversary of the date of grant. Effective immediately upon the conclusion of the 2023 Annual Meeting, all then serving non-employee directors will be granted a number of RSUs having a value equal to approximately $200,000 based on the closing price of our common stock on that date.
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Our directors are subject to anti-hedging and anti-pledging requirements. We maintain a policy that prohibits directors from purchasing any financial instrument, or entering into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars or exchange funds) or from pledging, hypothecating, or otherwise encumbering shares of Company stock as collateral for indebtedness.
New Director Equity Grants
New non-employee directors - those directors appointed or elected for the first time to our Board - are granted a number of RSUs worth the equivalent of approximately $100,000 based on the closing price of our common stock as reported by the NYSE on the day that the award is granted. Such RSUs are granted either (i) at the next annual stockholders’ meeting after a new non-employee director's appointment by the Board or (ii) upon initial election to the Board by our stockholders, whichever comes first, and vest on the first anniversary of the date of grant. The Board believes that new director equity grants further support alignment of the interests of our new directors with our stockholders.
2022 Director Compensation
Our non-employee directors received the following aggregate amounts of compensation in the year ended December 31, 2022:

Name	Cash Fees Earned	Stock Awards(1)	Total
Bhavana Bartholf (2)	$60,516	$155,036	$215,552
Derrick Roman	$85,000	$155,036	$240,036
Nancy Altobello	$85,000	$155,036	$240,036
Daniel Callahan	$105,000	$155,036	$260,036
Shikhar Ghosh	$105,000	$155,036	$260,036
James Neary	$105,000	$155,036	$260,036
James Groch	$85,000	$155,036	$240,036
Stephen Smith	$85,000	$155,036	$240,036
Susan Sobbott	$85,000	$155,036	$240,036
Regina O. Sommer	$115,000	$155,036	$270,036
Jack VanWoerkom	$130,000	$155,036	$285,036
(1)This column includes the aggregate grant date fair value of stock awards granted on May 12, 2022, the date of the Company's 2022 annual meeting of stockholders. The fair value of these awards is determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the closing price of our common stock as reported by the NYSE on the day that the award was granted. The aggregate number of unvested RSUs outstanding for each non-employee director as of December 31, 2022 was as follows: Mr. Roman — 1,030; Ms. Altobello — 1,030; Mr. Callahan — 1,030; Mr. Ghosh — 1,030; Mr. Neary — 1,030; Mr. Groch — 1,030; Mr. Smith — 1,030; Ms. Sobbott — 1,030; Ms. Sommer — 1,030; and Mr. VanWoerkom — 1,030. These RSUs vest on the first anniversary of the 2022 annual meeting of stockholders, which is May 12, 2023.
(2)On September 16, 2022, Ms. Bartholf resigned from the Board, effective immediately. Ms. Bartholf's 2022 stock award of 1,030 shares was forfeited upon her resignation. The cash fees paid to Ms. Bartholf were pro-rated to reflect her period of service during 2022.
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Fee Deferral
Directors may defer all or part of their cash fees and equity retainers into deferred stock units, which will be payable in Company shares to the director 200 days following cessation of Board service.
Expense Reimbursement
Directors are reimbursed by the Company for their out-of-pocket travel and related expenses incurred in attending all Board and committee meetings.
Non-Employee Director Equity Ownership Guidelines
The Leadership Development and Compensation Committee maintains equity ownership guidelines for all non-employee directors. “Equity” for the purpose of these guidelines is defined to include shares of the Company’s common stock, vested restricted stock units, 50% of the value of unvested restricted stock units, and deferred stock units. Under the guidelines of the equity ownership program, all non-employee directors are expected to own equity equal in value to at least five times the annual non-employee director cash retainer. Each non-employee director, while serving as a director of WEX, is expected to attain the prescribed ownership threshold by the later of (i) five years from their initial appointment or election to the Board or (ii) five years following October 1, 2019, the date on which the current equity ownership guideline became effective.
The non-employee directors’ compliance with these guidelines was assessed during 2022 by the Leadership Development and Compensation Committee, as of July 31, which is the “Determination Date” for purposes of these guidelines. As of July 31, 2022, all of our non-employee directors (which in this instance also includes Mr. Neary) then serving were in compliance with the equity ownership guidelines as described above.
44     WEX Inc.

EXECUTIVE OFFICERS
The following are the current non-director members of the executive team who have been designated Executive Officers in accordance with Rule 3b-7 of the Securities Exchange Act of 1934 (the "Executive Officers"):
CARLOS CARRIEDO 48, Chief Operating Officer, International
Carlos Carriedo joined WEX in January 2022 as our Chief Operating Officer, International. In this role, Mr. Carriedo oversees WEX's Fleet, Travel and Corporate Payments businesses outside of the Americas. Prior to joining WEX, Mr. Carriedo held several senior management positions at American Express, a multinational corporation specialized in payment card services, including General Manager and Senior Vice President, for Commercial Services, Europe from April 2018 to December 2021, General Manager Commercial Services Canada and Latin America from September 2016 to April 2018, General Manager Commercial Services Latin America from February 2015 to September 2016, Head of SME Segment Commercial Services Mexico from January 2012 to February 2015, and Business Intelligence and Business Development Director from August 2010 to January 2012.
DAVID COOPER 56, Chief Technology Officer
David Cooper joined WEX in December 2016 as our Senior Vice President and Chief Technology Officer. Prior to joining WEX, he held several senior technology positions, including head of global operations at GlobeOne, a financial services company, from June 2016 to December 2016, Chief Technology Officer at Advisor Software, an advisory and wealth management software company from November 2015 to June 2016, SVP of technology at Green Dot, a retail banking company, from March 2014 to November 2015, Chief Technology Officer and SVP of product development at both Fiserv, an information technology and services company, from September 2011 to February 2014 and CashEdge, a leading provider of Intelligent Money Movement from June 2005 to September 2011.
JOEL (JAY) A. DEARBORN 44, Chief Strategy Officer
Jay Dearborn has served as our Chief Strategy Officer since August 2022. In this role, Mr. Dearborn is responsible for driving both strategy and operational planning across the organization, and is responsible for end-to-end M&A activities, including deal origination, execution, and integration, as well as government affairs and external communications. Prior to serving as the Chief Strategy Officer, he served as WEX's President, Corporate Payments from December 2017 to July 2022 and served as Vice President, Strategy from January 2016 to December 2017. Prior to joining WEX, he served in a variety of roles of increasing responsibility, ultimately serving as a principal his last few years, at McKinsey & Company, a management consulting firm, from September 2008 to January 2016, where he helped private and public organizations set their strategic direction, including technology deployment and process redesign to support long-term growth.
ROBERT DESHAIES 57, Chief Operating Officer, Americas
Robert Deshaies has served as our Chief Operating Officer, Americas since January 2022. In this role, Mr. Deshaies oversees WEX’s Fleet, Benefits, Corporate Payments, and Travel businesses in the Americas, as well as the company’s Global Marketing organization. Prior to serving as our Chief Operating Officer, Americas he served as our President, Health from September 2019 to December 2021 and Senior Vice President, Health from July 2014 to September 2019, when WEX acquired Evolution1. Before joining Evolution1 in 2012, Robert served as global executive vice president and general manager at Sage, where he led multi-hundred million-dollar business units.
ANN (ANNIE) DREW 52, Chief Risk and Compliance Officer
Ann Drew has served as the Chief Risk and Compliance Officer since December 2020. Ms. Drew also currently serves as the Chair of WEX Bank. Prior to that she served as the Senior Vice President, Chief Ethics and Compliance Officer from August 2020 to December 2020, the Chief Ethics and Compliance Officer from December 2019 to August 2020, the Vice President, Compliance and Enterprise Risk Management, from December 2016 to December 2019, and the Director, Corporate Compliance and Enterprise Risk Management from December 2014 to December 2016. Prior to joining WEX, Ms. Drew served as the Associate General Counsel and Chief Compliance Officer of SIG Sauer, Inc., a designer and manufacturer of firearms, from 2013 to 2014, and from 2006 to 2013 she served in various legal leadership roles at IDEXX Laboratories, Inc., a global leader in veterinary diagnostics, software, and water microbiology testing.
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EXECUTIVE OFFICERS
JENNIFER KIMBALL 48, Chief Accounting Officer
Jennifer Kimball has served as our Chief Accounting Officer since August of 2020. Also, Ms. Kimball served in numerous leadership positions for WEX Inc., including Interim Chief Financial Officer from January 2022 until May 2022, and Vice President of Finance from April 2019 until August 2020. Prior to joining WEX, Ms. Kimball served as Senior Vice President and Chief Accounting Officer for Syneos Health Inc., a global biopharmaceutical solutions organization from August 2017 until March 2019. Prior to the merger of inVentiv Health, a professional services organization (“inVentiv”), and INC Research, which resulted in the formation of Syneos Health, Ms. Kimball served as the Chief Accounting Officer of inVentiv from November 2016 to August 2017 and as the Vice President, Accounting of inVentiv from July 2011 to November 2016. Prior to that, Ms. Kimball also held finance leadership positions of increasing responsibility at The Timberland Company, Thermo Fisher Scientific and PricewaterhouseCoopers LLP.
JAGTAR NARULA 52, Chief Financial Officer
Jagtar Narula joined WEX as its Chief Financial Officer in May of 2022. Prior to that, Mr. Narula served as the Executive Vice President and Chief Financial Officer of 3D Systems Corporation, a provider of comprehensive 3D printing and digital manufacturing solutions, a position he was appointed to in September 2020. In this role he led global financial functions including accounting, treasury, and investor relations, among others. Prior to that, Mr. Narula served as Senior Vice President, Corporate Strategy and Business Development of Blackbaud, Inc., a provider of cloud software solutions, from April 2017 to September 2020, as Vice President, Corporate Strategy and Business Development from March 2016 to April 2017, as Vice President, Investor Relations and Financial Planning from January 2015 to March 2016, and as Vice President, Financial Planning and Investment Strategy from January 2014 to January 2015. Prior to that, Mr. Narula also held finance leadership positions of increasing responsibility at Xerox Corporation, General Electric Company and Core Capital Partners.
HILARY RAPKIN 56, Chief Legal Officer and Corporate Secretary
Hilary Rapkin has served as our Chief Legal Officer and Corporate Secretary since December 2017. Prior to that she served as the Senior Vice President, General Counsel and Corporate Secretary from February 2005 to November 2017. She also served as the Head of Human Resources from February 2013 until February 2018. From January 1996 to February 2005, Ms. Rapkin held various positions of increasing responsibilities with the Company. Ms. Rapkin is a member of the American Bar Association, the Maine State Bar Association, the Association of Corporate Counsel, the Society of Corporate Secretaries and Governance Professionals and the New England Legal Foundation.
KAREN STROUP 47, Chief Digital Officer
Karen Stroup joined WEX in January 2022 as our Chief Digital Officer. Prior to joining WEX, Ms. Stroup held numerous leadership positions, including as Chief Digital Officer for Thomson Reuters, a media company, from November 2019 until December 2021, and as Chief Digital Officer for Treehouse, Inc., a home upgrade company specializing in home renovations and energy-saving performance projects, from June 2018 until January 2019. From August 2016 until June 2018, Ms. Stroup served as the Senior Vice President of Product and Innovation for Capital One Financial Corporation, a bank holding company. Prior to that, Ms. Stroup served as Vice President, Product Management for Intuit, a financial software company, from August 2013 until August 2016 and various other positions from July 2008 until July 2013. Currently, Ms. Stroup also serves on the board and Audit Committee for Driven Brands Holdings, Inc., a publicly traded automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash services.
MELANIE J. TINTO 51, Chief Human Resources Officer
Melanie Tinto joined WEX as the Chief Human Resources Officer in February 2018. Previously, Ms. Tinto served as the Vice President, Talent Management and Chief Learning Officer at Medtronic, a global leader in medical technology, services and solutions, from April 2015 to February 2018. Prior to joining Medtronic, Ms. Tinto served as the Vice President, Executive Development and Organizational Development of Hewlett Packard, an information technology company, from April 2013 to March 2015.
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Proposal 2
Advisory (Non-Binding) Vote on the Compensation of Our Named Executive Officers

We are providing you with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table under “Executive Compensation,” whom we refer to as our “Named Executive Officers”, or “NEOs,” as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, is commonly referred to as “say-on-pay.”
Our executive compensation programs are designed to attract, motivate, and retain individuals who are critical to our success.
WEX’s “pay-for-performance” philosophy regarding executive compensation is straightforward: reward our executives for their contributions to the Company’s annual and long-term performance by tying a significant portion of their total compensation to key business drivers and stockholder value. Reflecting our pay-for-performance philosophy, a significant portion of our executives' compensation could be paid out above target when results exceed performance goals, be paid out below target when results fall below performance goals, or not be paid at all if results do not achieve a threshold level of performance. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, including the section entitled “Compensation Discussion & Analysis,” which describes our executive compensation philosophy and programs in greater detail, as well as compensation decisions made by our Board's Leadership Development and Compensation Committee with respect to the fiscal year ended December 31, 2022.
Our Board is asking stockholders to approve, on a non-binding advisory basis, the following resolution:
RESOLVED, that the compensation paid to WEX Inc.’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is non-binding on the Board and does not create or imply any duty of or require any action to be taken by the Company or the Board (or any committee of the Board), as applicable. However, the Leadership Development and Compensation Committee and our Board value the opinions expressed by our stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers. For additional detail on the related process and actions during the past year, please see the "Compensation Discussion & Analysis - Say on Pay Support and Stockholder Engagement" section below.
The Board has decided that the Company will hold an annual advisory vote on the compensation of our Named Executive Officers. After this Annual Meeting, subject to the Board's consideration of the results of Proposal 3 and its subsequent determination about the frequency of such advisory votes, we expect that the next advisory vote on the compensation of our Named Executive Officers will be at our next annual meeting of stockholders, which shall be held in 2024.

The Board recommends a vote FOR approval of the compensation of our Named Executive Officers.

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EXECUTIVE COMPENSATION

Proposal 3
Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

In Proposal 2, we are providing you with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal 3, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future advisory votes on executive compensation. You may vote for a frequency of every one, two, or three years, or you may abstain on the proposal.
The Board will take into consideration the outcome of this vote in making a determination about the frequency of future advisory votes on executive compensation. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently. We will continue to propose an advisory vote on the frequency of the advisory vote on executive compensation at least once every six calendar years.
Since 2011, we have held an annual advisory vote on the compensation of our named executive officers. The Board has determined that continuing to hold an advisory vote on executive compensation every year remains the most appropriate approach for the Company at this time, and therefore our Board recommends that you vote for a frequency of every ONE YEAR for future executive compensation advisory votes.
The Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as being accountable to our stockholders on corporate governance and executive compensation matters. We believe an annual vote would be the best governance practice for our Company at this time and in the best interests of the Company and its stockholders.

The Board recommends a vote FOR a frequency of every "ONE YEAR" for future executive compensation advisory votes.

48     WEX Inc.

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
This Compensation Discussion & Analysis, or CD&A, describes our compensation objectives and programs for our “Named Executive Officers” or “NEOs.” This CD&A also describes the specific decisions, and the processes supporting those decisions and recommendations, which were made by the Leadership Development and Compensation Committee with respect to 2022 for the NEOs.
For 2022, our NEOs were:

Melissa Smith Chair, Chief Executive Officer (“CEO”) and President	Jagtar Narula Chief Financial Officer ("CFO")	Jennifer Kimball Interim Chief Financial Officer and Chief Accounting Officer	Karen Stroup Chief Digital Officer	Robert Deshaies Chief Operating Officer, Americas	Jay Dearborn Chief Strategy Officer
During 2022, we effectuated several changes to our Executive Leadership Team, including with respect to our NEOs. Mr. Narula was appointed CFO of the Company, effective May 25, 2022. Ms. Kimball is an NEO for 2022 because she served as the Company’s Interim CFO from January 1, 2022 through Mr. Narula’s appointment on May 25, 2022. Ms. Kimball also served as Chief Accounting Officer for the entirety of 2022. Mr. Deshaies was appointed to the newly created position of the Company's Chief Operating Officer, Americas as of January 1, 2022. Prior to this appointment, Mr. Deshaies served as the Company's President, Health. Mr. Dearborn assumed the role of the Company's Chief Strategy Officer in July 2022. Prior to this, Mr. Dearborn served as the Company's President, Corporate Payments.
To assist in finding important information, we call your attention to the following sections of our CD&A:

Executive Summary	Page 49
Process for Determining Executive Compensation	Page 54
Other Compensation Program and Governance Features	Page 64
Executive Summary
Summary of WEX's Business
WEX Inc. ("WEX", "our(s)", "we" or "the Company") is the global commerce platform that simplifies the business of running a business. WEX owns and operates a B2B ecosystem that helps our customers overcome highly manual processes and reconciliations, navigate the complexity of consumer driven healthcare benefits, and solve their administrative challenges.
We believe that WEX offers the marketplace a unique combination of capabilities to simplify complexity, thereby setting WEX’s offerings apart from those of our competition, including:
•A global commerce platform. Our technology is engineered and operated with global scale and reliability. We have invested heavily, and expect to continue to invest, in technology. Using our technology, our customers have trusted us to conduct hundreds of billions worth of money movements in more than 20 currencies. We believe that our products and services play integral roles in the infrastructure of businesses.
•Personalized solutions, seamlessly embedded. We believe WEX is a leader in our end markets with solutions shaped by customer focused innovation and deep industry expertise. Both in our direct-to-corporate and partner channels, our solutions focus on simplifying the business of running a business by deeply embedding our solutions within our end customer workflows.
•Insights that power success. Customers look to WEX for a powerful combination of specialized expertise and rich data to assist them in driving better decisions, moving more quickly, and in dealing with risk. We put control in the hands of our customers.
Leveraging these unique capabilities, WEX offers solutions that organizations use to drive efficiencies and manage risk. These solutions, which share and benefit from our underlying capabilities such as payment processing, data analytics, and WEX Bank, are provided across three business segments.
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EXECUTIVE COMPENSATION
2022 Company Performance Snapshot
With record revenue and adjusted net income, WEX finished 2022 in a strong position. We continued to win new customers and expand our relationships with existing partners across the WEX ecosystem, a testament to our compelling solutions, which are underpinned by global scale and reliability, customer-focused innovation, and specialized focus with rich data.
The Company’s 2022 GAAP total revenue increased 27% over the prior year. GAAP net income attributable to shareholders per diluted share rebounded to $4.50 compared to breakeven per diluted share in 2021. Adjusted net income attributable to shareholders per diluted share, a non-GAAP measure(1), increased 48% from 2021 to $13.53 per share, as shown in the charts below. Over the past five years, we have grown revenue at a compounded annual rate of 13%, net income attributable to shareholders per diluted share at a compound annual rate of 4%, and adjusted net income attributable to shareholders per diluted share at a compounded annual rate of 21%. In 2022, we saw revenue growth across all segments, which drove our strong financial performance. We continued to expand our solutions, strengthening and diversifying our cloud-based commerce platform, which positions WEX well for the future.

Total Revenue $ millions	Adjusted Net Income Attributable to Shareholders per Diluted Share(1)

(1)Non GAAP adjusted net Income attributable to shareholders per diluted share is not a financial measure prepared in accordance with generally accepted accounting principles ("GAAP"). For information on how we compute this non-GAAP financial measure and a reconciliation of the most directly comparable financial measure prepared in accordance with GAAP to adjusted net income attributable to shareholders per diluted share and the CAGR of such non-GAAP measurement, please refer to "Appendix A — Reconciliation of Non-GAAP Financial Measure" in this proxy statement.
We also continued to expand and diversify our already strong leadership base. During 2022, we added several new and dynamic leaders to our Executive Leadership Team ("ELT") and reorganized our ELT to better serve our customers and to enable better integration across our platform. As part of this reorganization, Carlos Carriedo joined WEX in the newly created role of Chief Operating Officer, International, to lead the Company’s international growth, and Ms. Stroup joined WEX as our first Chief Digital Officer, to expand digital commerce and product development opportunities. Furthermore, in May 2022, Mr. Narula, who has substantial public company financial officer experience, joined the Company as its new Chief Financial Officer. Also, in August WEX created a new role of Chief Strategy Officer to drive the Company's strategy and operational planning across the organization, which was filled by WEX's then President, Corporate Payments, Mr. Dearborn. These changes were designed to accelerate our business and unlock new growth opportunities by giving our customers an experience that puts them at the center of everything we do. Since 2018, we have also added a total of seven directors, six of whom still currently serve on our Board. This refreshment has strengthened the background, experiences, expertise, and diversity of our Board.
As shown and described below, actual pay outcomes for our NEOs were aligned with the financial performance results noted above, as well as with stock price performance. We have designed our performance-based annual and long-term incentive awards for executives to, among other things, align compensation with performance against pre-established goals for these metrics, in addition to stock price performance and other measures of success at the corporate, segment, and individual levels.
50     WEX Inc.

EXECUTIVE COMPENSATION
The following provide additional context to our overall performance in 2022:
•Total reported revenue grew across each of the three segments year-over-year, with Fleet Solutions up 30%, Travel and Corporate Solutions up 24%, and Health and Employee Benefit Solutions up 22%;
•Total purchase volume processed grew 57% year-over-year to $139 billion;
•Fleet segment payment processing transactions increased approximately 9% year-over-year;
•Our Health and Employee Benefit Solutions segment increased the average number of SaaS accounts by 11% over 2021;
•Travel and Corporate Solutions segment purchase volume increased 73%;
•We returned approximately $291 million to shareholders through share repurchases; and
•Leadership refreshed the Company's values, purpose, and strategy.
Say on Pay Support and Stockholder Engagement
Say on Pay Vote Results. We currently hold an advisory vote on executive compensation annually at each annual meeting of stockholders ("Say on Pay Vote"). While this vote is not binding, our Board and the Leadership Development and Compensation Committee, which we refer to as the "Committee" for purposes of this CD&A, values the opinions of our stockholders. The Committee strives to ensure our executive compensation program aligns with the interests of our stockholders and adheres to our pay for performance philosophy.
Generally, our executive compensation program has historically received strong stockholder support. We were disappointed with the results of our 2021 Say on Pay Vote, but were pleased with the result of the vote at our 2022 Annual Meeting of Stockholders, when approximately 87% of votes cast supported WEX’s executive compensation program. Management and the Committee reviewed our stockholders’ affirmative 2022 Say on Pay vote and believe that it indicates strong support for WEX’s 2022 and current executive compensation program and practices.
We are committed to ongoing engagement with our stockholders. Our engagement efforts take place throughout the year through meetings, telephone calls, and correspondence involving our senior management and representatives of our stockholders. During the fall of 2022, at the direction of the Lead Director and Committee Chair, WEX management reached out to fifteen shareholders representing approximately 59% of our shares outstanding, to discuss our executive compensation program, ESG, corporate governance, and other matters of interest to them. Five investors representing approximately 15% of our shares outstanding accepted our invitation to share feedback and we engaged at length with them on these topics. The feedback from our investors has generally been supportive of our executive compensation program and our alignment of pay and performance.
Independent members of our Board participated in and led each of these meetings. Each meeting included some combination of the Committee Chair, the Lead Director, and other members of the Board. They were joined in these meetings by the Company’s Chief Legal Officer and Senior Vice President of Global Investor Relations. Our investors generally expressed support for our overall pay-for-performance compensation philosophy and cautioned us against making major changes to the structure of our compensation program.
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EXECUTIVE COMPENSATION
2022 Key Compensation Practices
Our executive compensation program is targeted to align with our business strategy and features many leading practices, which we believe promote alignment with the interests of our stockholders.

What We Do	What We Don’t Do
•Link incentive plan performance measures to short- and
mid-term operating objectives and delivery of long-term value to stockholders
•Target total direct compensation (base/cash bonus/long-term incentives) within a competitive range of the market median
•Maintain a cap on CEO and other NEO incentive compensation payouts for short-term incentive plan (STIP) and performance restricted stock units (PRSU) awards
•Have stock ownership guidelines for NEOs, including a retention requirement until stock ownership guidelines are achieved (CEO guideline recently increased - see below for detail)
•Provide double-trigger change-in-control severance benefits
•Review share utilization at least annually
•Plan for management succession and leadership development
•Engage an independent compensation consultant
•Maintain an anti-hedging policy
•Maintain an anti-pledging policy
•Maintain a clawback policy
•Design the majority of compensation to be variable
•Provide a multi-year vesting period for long-term awards
•Incorporate relevant ESG goals into our executive compensation program

•No payment of dividends or dividend equivalents on unearned RSUs or PRSUs
•No excise tax gross-ups upon a change-in-control
•No re-pricing of underwater stock options without stockholder approval
•No excessive severance or change-in-control benefits

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EXECUTIVE COMPENSATION
Summary of WEX’s 2022 Executive Compensation Program
A summary of our executive compensation program during 2022 is provided below:
•Generally, we target total direct compensation (salary/cash bonus/long-term incentives) within a competitive range of the market median.
•Pay will vary above or below target based primarily on corporate and business unit and quantitative performance outcomes, and to a lesser degree, individual performance outcomes, which are often quantitative.

Compensation Element	2022 Outcome
Base Salary- Fixed rate of pay	Selected increases were made to position the NEOs within a competitive range of market median; also, when appropriate, considering changes in role.
Short-Term Incentive Plan (“STIP”)
Payout can range from 0-200% of an individual's respective target based on financial goals:
1.Adjusted Operating Income (60%); and
2.Adjusted Revenue (40%)
For NEOs leading a business unit, corporate goals are weighted 40% and business unit goals are weighted 60%.
The funded payout may be adjusted for each NEO through an individual performance modifier, down to 75% or up to 125%, with no payout greater than 200% of target. The adjustment is made based on an assessment of performance versus pre-defined, often quantitative individual goals as reviewed by the CEO (other than in the case of the CEO's compensation) and recommended to, and subsequently approved by, the Committee. The Committee has further discretion to eliminate any funded bonus payout at its discretion, should circumstances warrant.

STIP funding was 158.9% of target on an overall corporate basis, based on objective performance against predefined enterprise-wide quantitative goals.
An individual modifier of +10.9% was applied to one NEO STIP payment for 2022 based on success versus pre-defined individual goals; across the leadership team, such individual performance modifiers were applied on approximately a zero-sum game basis.

Long-Term Incentive Plan (“LTIP”)
Our target long-term incentive mix during 2022 for our CEO was 60% PRSUs, 25% stock options, and 15% RSUs; target long-term incentive mix for our other NEOs was 60% PRSUs, 20% stock options, and 20% RSUs.
PRSUs:
•Payout can range from 0-200% of target with cliff vesting on third anniversary of grant
•3-year performance period based on cumulative corporate financial goals Compensation Adjusted Net Income Earnings per Share (60%) and Adjusted Net Revenue (40%)
a.Reward long-term stockholder value creation and encourage retention
b.The Adjusted Net Revenue metric recognizes the importance of revenue diversification for our business, given the impact that volatile fuel prices may have on our business results
Stock Options:
•3-year ratable vesting requirement
•Reward long-term stockholder value creation
RSUs:
•3-year ratable vesting requirement
•Reward long-term stockholder value creation and encourage retention

PRSUs granted in 2020 with a multi-year performance period through December 31, 2022 paid out at 12% of target, based on TSR performance relative to the S&P MidCap 400 Index over the performance period.

2023 Proxy Statement     53

EXECUTIVE COMPENSATION
Pay Mix
The majority of CEO compensation is variable (“at risk”). For 2022, 91% of target total direct compensation was variable for our CEO in her core compensation program. This directly ties pay to Company performance outcomes, including financial results, strategic initiatives, and stock price performance, which the Committee believes directly aligns with the interests of our stockholders.

2022 CEO Target Total Compensation Mix	2022 CEO Long-term Incentive Mix

9%
Salary
14%
Annual
Incentive
12%
RSUs
46%
PRSUs
19%
Stock
Options
(91%)
Variable
Compensation

15%
RSUs
60%
PRSUs
(85%)
Performance
Contingent
25%
Stock
Options

The majority of the compensation for the remaining NEOs is also variable and tied directly to Company performance outcomes, as described in this CD&A.
Process for Determining Executive Compensation
Leadership Development and Compensation Committee
The Committee, composed solely of independent directors, is responsible for our executive officer compensation, which includes the compensation of our NEOs. The Committee works closely with its independent compensation consultant and management to examine pay and performance matters throughout the year. The Committee held five meetings over the course of 2022. The Committee's charter may be accessed under "Governance Documents" through the “Governance” section found on our website at: https://ir.wexinc.com/governance/governance-documents/default.aspx
In the first quarter of each fiscal year, either of the Chair of the Committee or the Vice Chairman and Lead Director reviews the Board’s assessment of the CEO’s performance with the CEO. In addition, the Committee approves the following, as explained below:
•Changes to executive officer base salaries and incentive targets, if any, for the current year;
•STIP payout, if any, for the previous fiscal year;
•STIP design and targets for the current fiscal year;
•Determination of performance-scoring payout of PRSUs granted under the LTIP, if any, for previous years; and
•LTIP metrics, targets and grants for the current fiscal year.
Agenda items for the second quarter vary each year but always include a review of the Company's performance and progress toward the achievement of incentive plan targets. Typically, this also includes a retrospective assessment of the senior executive pay versus performance relationship.
Agenda items for the third and fourth quarters also vary each year, but always include a review of the Company's performance and progress toward the achievement of incentive plan targets. The Committee also conducts its annual review of executive compensation, considering a report from its independent compensation consultant comparing the compensation of Company executive officers to peer group data. Management also discusses with the Committee recommended executive compensation changes for each element of compensation for the next fiscal year.
54     WEX Inc.

EXECUTIVE COMPENSATION
The design of the STIP and LTIP is typically discussed over multiple meetings prior to the approval of the plans in the first quarter of each year. The discussions generally focus on the metrics to be utilized, the difficulty of the performance goals and the weightings for each metric. Other items that are addressed on an annual basis include a review of the Committee’s charter, compliance with stock ownership guidelines and, an update on market trends related to executive compensation. Director compensation is addressed on a biennial basis.
The Leadership Development and Compensation Committee has delegated to a subcommittee its responsibility under the Company's Amended and Restated 2019 Equity and Incentive Plan with respect to the approval of acquisitions and dispositions of Company securities by officers and directors of the Company for purposes of Section 16(b) of the Exchange Act. The members of the subcommittee are Mr. Callahan, Mr. VanWoerkom, Ms. Altobello and Mr. Smith, each of whom satisfies the requirements of a “non-employee director” for purposes of Section 16 of the Exchange Act. At present, Mr. Neary does not qualify as a "non-employee director" and therefore does not participate in the subcommittee.
Executive Management
Our Human Resources department, working with our Legal and Finance departments, was responsible for coordinating and overseeing the implementation of executive compensation, and discussing significant proposals or topics impacting executive compensation at WEX with the Committee. This included development of compensation recommendations in accordance with the compensation philosophy and policies more fully described elsewhere in this CD&A. The following members of executive management were generally invited to and attended Committee meetings: the CEO; CFO; Chief Human Resources Officer; and Chief Legal Officer/Corporate Secretary. None of the members of executive management participated in Committee discussions about their compensation.
The Committee has authority to approve the compensation of the CEO and the other NEOs. The CEO meets with the Committee and the independent compensation consultant to discuss Company and individual performance objectives and outcomes, and review compensation recommendations for executive officers directly reporting to her, including the other NEOs. Thereafter, the Committee meets privately with its independent compensation consultant to review and determine compensation of our CEO. In addition, each year the Committee sets compensation plan performance targets for our executive officers, and management provides input and recommendations with respect to such targets, as well as information and analyses, as requested by the Committee.
Independent Compensation Consultant
The Committee has the authority to retain and terminate an independent compensation consultant, and to approve the consultant’s fees and all other terms of such engagement. In determining 2022 compensation, the Committee continued to directly retain Compensation Advisory Partners LLC (“CAP”) as its independent compensation consultant, as it had in previous years. The scope of the work done by CAP for the Committee included:
•Preparing analyses, recommendations, and other support to inform the Committee’s decisions related to executive and director compensation;
•Providing updates on market trends and the regulatory environment as they relate to executive and director compensation;
•Reviewing and commenting on all management proposals presented to the Committee;
•Reviewing the composition of the compensation benchmarking and performance benchmarking peer groups, and providing recommendations and other support to inform the Committee's related discussions and decisions;
•Comparing the compensation of Company executives to a peer group of companies and survey data; and
•Working with the Committee to validate the pay-for-performance relationship, in support of alignment with stockholders.
The Committee, after taking into consideration NYSE independence standards for compensation consultants and SEC rules, concluded that no conflict of interest exists that would prevent CAP from providing independent advice to the Committee. CAP will not perform other services for WEX without the consent of the Chair of the Committee. CAP meets with the Committee Chair and the Committee outside the presence of management on a regular basis. In addition, CAP participated in all of the Committee’s meetings determining 2022 compensation and, when requested by the Committee Chair, participates in preparatory meetings and executive sessions.
2023 Proxy Statement     55

EXECUTIVE COMPENSATION
Total Compensation — Objectives and Compensation Philosophy
Objectives
Our compensation programs are designed and administered to balance the achievement of near-term operational results and long-term growth goals with the ultimate objective of increasing long-term stockholder value and retaining talent viewed as critical to our ongoing growth and success. The principal elements of an executive’s total compensation consist of: base salary, the STIP payment, and long-term incentives.
Compensation Philosophy
Generally, we target total direct compensation (salary, annual incentive and long-term incentives) within a competitive range of the market median. Pay may vary above or below target based on actual performance outcomes. Variations in total direct compensation among the NEOs reflect differences in competitive pay for their respective positions as well as the size and complexity of the business units or functions they oversee, the performance of those business units or functions, key competencies and individual performance.
2022 Total Direct Compensation
We structure NEO target total direct compensation so that the majority of such compensation is delivered in the form of equity awards. Equity awards provide incentives for NEOs to work towards long-term top and bottom-line growth that will enhance stockholder returns and align our NEOs’ compensation directly with our stockholders’ interests. We also structure our NEOs’ cash compensation so that a significant portion is at risk under the Company’s short-term incentive plan, payable primarily based on enterprise and business unit results, and to a lesser degree payable based on individual performance. We further detail each component of total direct compensation below.
Base Salary
We review base salaries annually, but we do not necessarily award salary increases each year. In determining base salary levels for NEOs, the Committee considers the following qualitative and quantitative factors: job level and responsibilities, including any increase in responsibilities, relevant experience, individual performance, recent corporate and business unit performance, internal equity, and our objective of paying competitive total direct compensation if performance expectations are met. From time to time, base salaries may be adjusted other than as a result of an annual review, for example, in order to address competitive pressures or in connection with a promotion. Annual NEO salaries, with any increases effective during the first quarter of the given year, were as follows:

	NEOs Base Salary
Name	2021	2022	% Increase (2021-2022)	Rationale for Increase
Melissa Smith Chair, CEO and President	$800,000	$875,000	9%	Market-based adjustment
Jagtar Narula(1) Chief Financial Officer	$—	$500,000	—%	Joined WEX in May 2022
Jennifer Kimball(2) Interim Chief Financial Officer and Chief Accounting Officer	$—	$400,000	—%	Not a NEO in 2021
Karen Stroup Chief Digital Officer	$—	$475,000	—%	Joined WEX in January 2022
Robert Deshaies Chief Operating Officer, Americas	$550,000	$600,000	9%	Market-based adjustment
Jay Dearborn Chief Strategy Officer	$—	$475,000	—%	Not a NEO in 2021
(1)Mr. Narula was appointed as the Chief Financial Officer of the Company effective May 25, 2022.
(2)Ms. Kimball served as the Company's Interim Chief Financial Officer from January 1, 2022 through the appointment of Mr. Narula, on May 25, 2022. Ms. Kimball served as the Company's Chief Accounting Officer for the entirety of 2022.
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EXECUTIVE COMPENSATION
Short-Term Incentive Plan
Our Short-Term Incentive Plan (STIP) is designed to motivate our NEOs to drive profitable Company growth, while diversifying Company revenues, by measuring NEO performance against our plans at the corporate and business unit level, with the potential for individual adjustment as described below. For NEOs leading a business unit, corporate goals are typically weighted 40% and business unit goals are typically weighted 60%. This framework holds the NEO group accountable for the same corporate metrics and goals, while also emphasizing and holding business unit leaders accountable for the results they can most influence.
We establish a cash incentive payment target for each NEO based upon their position within the Company, responsibility and competitive cash incentive payment opportunities for similar positions at other companies. Actual STIP payouts may range from 0% to 200% of the target bonus opportunity and are based on actual performance outcomes.
The following table summarizes the corporate and business unit performance components used for the 2022 STIP and the weighting of each component of the 2022 STIP for each NEO.

	Weighting Used in Determination of 2022 STIP Payout(1)(2)
Corporate Goals	M. Smith	J. Narula	J. Kimball	K. Stroup	R. Deshaies	J. Dearborn
Adjusted Revenue	40%	40%	40%	16%	16%	40%
Adjusted Operating Income	60%	60%	60%	24%	24%	60%
Business Unit Financial Goals
Total Americas Adjusted Revenue	—%	—%	—%	12%	24%	—%
Total Americas Adjusted Operating Income	—%	—%	—%	18%	36%	—%
Total International Adjusted Revenue	—%	—%	—%	12%	—%	—%
Total International Adjusted Operating Income	—%	—%	—%	18%	—%	—%
(1)The percentages for each NEO represent the weight that the corporate goals are applied to each NEO in determining their actual 2022 STIP payout.
(2)See the table on page 61 for the actual STIP percentages and payouts as a percentage of target for each NEO.
2023 Proxy Statement     57

EXECUTIVE COMPENSATION
The following table presents the targets of our corporate STIP goals at threshold, target, and maximum payout associated with those goals. Furthermore, the table presents the actual performance for the 2022 corporate STIP goals and the initial payout factor associated with those goals based on the actual 2022 performance, that may be further adjusted based on the IPF (see below). See various STIP related tables below for additional detail.

2022 Corporate Short-Term Incentive Plan
		Performance Goals ($000s)			2022 Actual
Corporate Goals	Weight (%)	Threshold (50% payout)	Target Performance Goal (100% payout)	Maximum (200% payout)	Actual Performance	Actual % Performance	Payout based on Actual 2022 Performance
Adjusted Revenue(1)	40%	$1,964.5	$2,035.7	$2,137.5	$2,219.6	200.0%	80.0%
Adjusted Operating Income(2)	60%	$761.3	$797.2	$845.0	$812.3	131.5%	78.9%
Weighted Average Payout							158.9%
(1)Adjusted Revenue means 2022 total revenue as reported in the Company's Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023 ("Form 10-K") adjusted for: the difference between 2022 reported fuel prices and foreign exchange rates and Board-approved, budgeted 2022 fuel price and foreign exchange rate assumptions (which potential variance was capped for fuel prices). For the purposes of our STIP, we further adjust this measure, as shown in Appendix A.
(2)Adjusted Operating Income means 2022 operating income as reported in the Form 10-K adjusted for: foreign exchange rate impacts compared to the Board approved 2022 Budget, fuel price differences compared to the Board approved 2022 Budget (which potential variance was capped), acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, and debt restructuring costs. For the purposes of our STIP, we further adjust this measure, as shown in Appendix A.
As noted previously, the Company’s 2022 reported revenue increased 27% from 2021 and other financial results increased substantially year over year as well. As shown above, actual 2022 STIP pay outcomes for our NEOs were aligned with these financial results. We have a history of setting appropriately rigorous STIP performance goals, and with our STIP payouts varying from year-to-year based on results. For example, during the past 5 years the corporate goals payout factor for our STIP payouts has ranged from 86% of target to 182% of target, as shown in the table below:

Year	2022	2021	2020	2019	2018
Corporate Payout Factor	159%	182%	108%	86%	119%
The initial funding of the STIP payout, based on the financial metrics and pre-set goals described above, may be adjusted for each NEO through an individual performance modifier, down to 75% or up to 125% of the initial funding of the STIP amount, with no payout greater than 200% of target under the STIP for 2022. The adjustment is made based on the Committee's assessment of performance versus pre-defined, often quantitative, individual goals. Our CEO may make individual modifier recommendations to the Committee for the other NEOs, for consideration and approval by the Committee, and the Committee independently considers and approves the CEO individual modifier factor, if any.
The Committee believes that our NEOs' performance goals should support and help achieve the Company’s strategic objectives. Individual performance goals for the CEO were established under the oversight of, and with the approval of, the Committee, and considered input on the goals from all independent directors as gathered by the Lead Director. Such goals are typically discussed, prior to approval, over multiple Committee meetings. Individual performance goals for the other NEOs were prepared by the CEO and reviewed with the Committee. Across our NEO group, in addition to an evaluation of general leadership competencies, the results that were measured against pre-defined goals (often quantitative) to determine individual modifiers, are discussed below:
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EXECUTIVE COMPENSATION

M. Smith	Goal Results

FY2022 Performance Results
•Developed and launched a series of initiatives programmatically targeting significant benefits for our customers and the organization
•Continued integration of acquisitions, exceeding synergies in the deal models in aggregate
•Successful execution of Executive Leadership Team reorganization, including the creation of the Chief Digital Officer role and the Chief Operating Officer roles
•Delivered organic revenue growth through new customer signings and retention across segments
•Demonstrated progress against diversity, equity, and inclusion objectives, with a focus on identifying diverse slates for external hiring
•Success expanding partnerships with new sources of revenue while increasing level of new innovation across the organization
•Built momentum and increased focus on EV for acceleration in 2023

J. Narula	Goal Results

FY2022 Performance Results
•Successful balance sheet management, including demonstrated focus and leadership on capital expenditures
•Partnered on the management and governance of WEX’s strategic agenda
•Introduced additional rigor and process, focusing on areas for automation and operational efficiency
•Successfully reorganized the Finance organization to increase operational excellence and build talent pipelines for the future

J. Kimball	Goal Results

FY2022 Performance Results
•Successfully assumed the Interim Chief Financial Officer (CFO) role, leading the Finance organization and partnering to onboard new CFO
•Supported capital expenditure discipline aligned with overall Company strategy
•Set up financial reporting in a way that supports new organizational structure
•Supported continued integration of acquisitions
•Increased speed of financial reporting in order to facilitate decision making
•Partnered on the execution of WEX’s strategic agenda

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EXECUTIVE COMPENSATION

K. Stroup	Goal Results

FY2022 Performance Results
•Partnered on the execution of digital marketing strategy and cross-sell strategies in order to improve customer acquisition and retention
•Laid the foundation for re-imagining our small business customer experience
•Developed and launched a series of initiatives programmatically targeting significant benefits for our customers and the organization
•Demonstrated success in enhancing user experience for both customers and prospects and promoting scalable technology
•Championed the usage of diverse slates in external hiring, making significant strides in improving diversity within the Digital organization

R. Deshaies	Goal Results

FY2022 Performance Results
•Success in winning, growing and maintaining key customer relationships
•Success in integrating Americas teams while establishing an effective organizational structure
•Defined and launched global WEX brand and executed on integrated global marketing strategy
•Partnered on the execution of WEX's strategic agenda
•Demonstrated progress towards reducing costs of acquiring and onboarding new customers

J. Dearborn	Goal Results

FY2022 Performance Results
•Created, articulated, and promoted a clear and compelling Corporate Payments value proposition for customers
•Worked to execute decisions on sales resources by establishing pipeline management routine
•Developed and executed issuance plan for international Travel clients in Brazil
•Partnered on the execution of WEX’s strategic agenda
•Successfully stood up the Chief Strategy Officer organization

60     WEX Inc.

EXECUTIVE COMPENSATION
Given each NEO's results measured against their individual goals, as discussed above, the Committee, in its discretion, determined the individual performance factor for each NEO's STIP award at the percentage displayed in the table below. The Committee considered the input of Ms. Smith regarding performance against the pre-established individual goals for each NEO (other than for Ms. Smith) in its decision-making process. When making its individual performance factor determinations, the Committee did not assign a specific weighting to any individual goal, but instead reviewed each NEO's results against his or her individual goals in the aggregate. The performance evaluation for Ms. Smith is typically discussed over multiple Committee meetings during executive session, and incorporates input from all independent directors collected by the Lead Director.
The payouts under our STIP are computed based on corporate and individual performance, as discussed above and outlined below. The fiscal year 2022 STIP payments are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Fiscal Year 2022, and are set forth in the following table. The following table also provides a supplemental breakdown of the components that make up the NEOs' actual fiscal year 2022 STIP awards. The awards as a percentage of the target are displayed for each component.

Annual Salary	x	Target Annual Incentive %	x	Corporate Performance Factor % (0%-200%)	x	Individual Performance Factor % (75%-125%)	=	Final Actual STIP Award (0%-200%)

		Target		Actual
Executive	Annual Salary (a)(1)	Annual Incentive % (b)	Annual Cash Incentive $ (a) x (b) = (c)	Corporate Performance Factor % (d)	Individual Performance Factor % (e)	Final Award $ (c) x (d) x (e)	Final Award as a % of Target (d) x (e)
Melissa Smith	$854,808	150%	$1,282,212	158.9%	100.0%	$2,037,434	158.9%
Jagtar Narula(2)	$294,231	90%	$264,808	158.9%	100.0%	$420,779	158.9%
Jennifer Kimball	$394,816	75%	$296,112	158.9%	100.0%	$470,521	158.9%
Karen Stroup	$459,615	75%	$344,711	144.5%	100.0%	$498,108	144.5%
Robert Deshaies	$586,538	100%	$586,538	105.5%	110.89%(3)	$686,185	117.0%
Jay Dearborn	$454,808	85%	$386,587	158.9%	100.0%	$614,286	158.9%
(1)Reflects eligible earnings for STIP purposes; i.e., salary actually paid during 2022.
(2)Mr. Narula's actual salary paid and annual incentive payout reflect his partial year of service.
(3)Mr. Deshaies received a +10.89% Individual Performance Factor (IPF) adjustment considering his performance against the pre-defined goals described on page 60 and the leadership demonstrated in his role as COO, Americas, as determined and approved by the Leadership Development and Compensation Committee. Across the leadership team, such individual performance modifiers were applied on approximately a zero-sum basis.
Long-Term Incentive Compensation
The Company provides annual long-term equity-based incentives through the LTIP. Annual grants under the LTIP were provided through a mix of (i) PRSUs, which generally vest from 0% to 200% based on the achievement of multi-year performance goals and subject to time-based vesting, described below, (ii) stock options, which have no value absent stock price appreciation from the price as of the date of grant and encourage stockholder value creation over a long-term (10 year) time horizon, and (iii) RSUs, which vest based on the passage of time and fluctuate in value based on changes in our stock price. PRSUs, stock options, and RSUs generally vest over a three-year period.
We aim to provide long-term awards such that together with cash compensation, target total direct compensation (salary plus target STIP payments, plus grant-date value of annual long-term incentive awards) is within a competitive range of the market median. Compensation is intended to vary based on Company and individual performance outcomes. The Committee bases individual award levels on comparative market data for the executive’s position, award levels of comparably-situated executives, and an assessment of individual potential and performance. In making annual equity awards to any individual, the Committee does not alter its compensation philosophy based on the individual’s value realized, or failure to achieve gains, on prior RSU, stock option or PRSU awards.
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EXECUTIVE COMPENSATION
For 2022, equity grants were 60% PRSUs, 20% stock options and 20% RSUs for our non-CEO NEOs. The mix for our CEO was: 60% PRSUs, 25% stock options and 15% RSUs. Our program balances mid-term (PRSU) goals and results and long-term (stock options and RSUs) stockholder valuation creation, with key employee motivation and retention.
2022 LTIP
The 2022 LTIP was designed to support our multi-year strategic plan and reward each of the NEOs for their anticipated contribution to the achievement of plan goals during the cumulative three-year performance period from January 1, 2022 to December 31, 2024. There were two primary performance metrics for the PRSU awards: Adjusted Net Income Earnings Per Share, weighted 60%, and Adjusted Net Revenue, weighted 40%. Payout and targets for the PRSUs will be disclosed in the proxy statement for the 2025 annual meeting, once the performance period is complete. If earned, PRSUs will cliff vest on the third anniversary of the grant date. The stock options and RSUs will vest according to the Company’s practice of having one-third of each award vest on each of the first three anniversaries of the grant date.
2020 PRSU Grant Payout
PRSUs with a three-year performance period were previously reported in our proxy statement for the 2021 annual meeting at fair value at the time of grant. After the March 2020 PSU grants were approved, the severity of the COVID-19 pandemic on the global population, on the global economy, and on general economic uncertainty increased significantly, while still being far from calculable in severity or duration. In light of this, as previously disclosed, on June 23, 2020, the Committee changed the performance goal for 2020 PRSU awards to relative total shareholder return ("TSR"), relative to other companies in the S&P MidCap 400 Index (companies in the Index at the start of the performance period and that remained publicly traded at the conclusion of the performance period), and set the payout scale (% of target) as shown in the following table:

Relative TSR Performance	Payout Scale	WEX Final Performance
75th-100th Percentile	200%
	Straight Line Interpolation
50th Percentile	100%
	Straight Line Interpolation	12% of target payout factor
0th-25th Percentile	0%
As noted in the table above, the final payout factor for 2020 PRSU award was 12% of target units.
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Peer Group
We have established a target compensation structure that focuses on the median of our selected compensation benchmarking peer companies, but also allows total target compensation to vary to reflect other considerations, such as Company performance, individual experience, job responsibilities and other individual performance factors. A key element of this process is selecting a relevant peer group against which we compare NEO pay elements. The Committee determines the composition of our compensation benchmarking peer group, considering input from its independent compensation consultant and management, among other factors, such as size, business, operating characteristics and competition for executive talent. For 2022, our compensation benchmarking peer group consisted of the 13 companies shown below, whose aggregate profile was comparable to WEX.

2022 Compensation Benchmarking Peer Group
Black Knight, Inc.	FLEETCOR Technologies, Inc.
Block, Inc.	HealthEquity, Inc.
Broadridge Financial Solutions, Inc.	Jack Henry & Associates, Inc.
Ceridian HCM Holding Inc.	Paychex, Inc.
CSG Systems International, Inc.	Paycom Software, Inc.
Euronet Worldwide, Inc.	TransUnion
EVERTEC, Inc.

Metrics	WEX ($ millions)	Peer Median ($ millions)
Market Capitalization	$7,134	$10,936
2022 Reported Revenue	$2,351	$1,943
3-Year Reported Revenue Growth	36%	31%
Source – S&P Capital IQ financial database (with Market Capitalization measured on 12/31/2022)
Peer group data and other information provided to the Committee were considered in setting target compensation levels for our NEOs. For purposes of defining the market for each individual role, the Committee used peer group data for all NEOs, including our CEO, CFO and other NEOs who each lead a business unit, as applicable.
During 2022, on average, target total direct compensation of our NEOs was positioned within a competitive range of the market median. Adjustments are typically made when we believe that there is a market-based gap and/or as warranted by individual performance.
The Committee also regularly reviews the Company's TSR relative to compensation benchmarking peers. In addition to – and separate from – our compensation benchmarking peer group, we also maintain a performance benchmarking peer group to provide our Committee and management team with additional reference information relating to compensation program practices and financial performance. The Committee determined the composition of our performance benchmarking peer group considering input from its independent compensation consultant and management, as well as from the Company's investors, among other factors, such as business, growth rate and operating characteristics. For 2022, our performance benchmarking peer group consisted of the 15 companies shown below.

2022 Performance Benchmarking Peer Group
Block, Inc.	HealthEquity, Inc.
Bread Financial Holdings, Inc.	Jack Henry & Associates, Inc.
Equifax Inc.	Mastercard Incorporated
EVO Payments, Inc.	PayPal Holdings, Inc.
Fidelity National Information Services, Inc.	The Western Union Company
Fiserv, Inc.	TransUnion
FLEETCOR Technologies, Inc.	Visa Inc.
Global Payments Inc.
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Other Compensation Program and Governance Features
Compensation Risk Assessment
The Committee considers the potential risk to the Company from its compensation programs and policies. The Committee also periodically reviews risk assessments of our compensation policies, practices and programs covering employee groups, conducted by representatives from Human Resources working with the Committee’s independent compensation consultant. The analyses evaluate the levels of risk-taking that potentially could be encouraged by our compensation arrangements, taking into account the arrangements’ risk-mitigation features, to determine whether they are appropriate in the context of our strategic plan and annual budget, our overall compensation arrangements, our compensation objectives and the Company’s overall risk profile. During 2022, the Committee continued to conclude that WEX has an executive compensation program that balances competitive compensation with performance incentives and does not use compensation policies or practices — across employee groups — that create risks that are reasonably likely to have a material adverse effect on the Company. Select identified risk-mitigation features with respect to our NEOs' compensation include the following:
•A competitive base salary, which provides executives with ongoing income;
•Budget and goal-setting processes that involve multiple levels of review;
•Independent oversight of incentive program design and payouts;
•Different performance-measurement and time-based vesting requirements between our short-term and long-term incentive programs;
•Stock ownership guidelines, clawback, anti-hedging and anti-pledging policies; and
•Sub-Committee (as described on page 55) approval for all Section 16 Executive Officer compensation.
Tax Deductibility of Compensation
While the Committee generally considers the tax implications to us of its executive compensation decisions, such consequences were not a material consideration in the compensation awarded to our Named Executive Officers in 2022. Internal Revenue Code Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid in any one year to each of certain of the Company’s current and former executive officers.
Accounting Implications
In designing our compensation and benefit programs, the Committee reviews and considers the accounting implications of its decisions, including the accounting treatment of amounts awarded or paid to our executives.
Executive Stock Ownership Guidelines
To further support alignment of the interests of management and stockholders, we maintain stock ownership guidelines for our executives. The guidelines require that executives attain a specified level of ownership of shares of the Company’s common stock equal in value to a multiple of base salary within the later of five years of the executive’s appointment to their role or the applicability of these guidelines.
The Committee increased the CEO stock ownership requirement from 5.0x to 6.0x base salary during the first quarter of 2023 after considering market data and input from the Committee's independent consultant.

Current Guidelines
Role	Multiple of Base Salary
Chief Executive Officer	6.0x
Other NEOs	3.0x
Until the minimum level of ownership is achieved, executives must retain, net after tax, 50% of any shares of our common stock earned upon vesting of PRSUs or RSUs or purchased upon exercise of options.
The Committee reviews the ownership level for covered executives each year. As of the 2022 measurement of ownership, which typically occurs in July each year, all NEOs were in compliance with our executive stock ownership guidelines. “Equity,” for the purposes of executive ownership guidelines, includes shares of our common stock owned directly or
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indirectly and ownership interests in the WEX Common Stock Fund held in the Company’s 401(k) Plan, as well as 50% of unvested time-based RSU awards. Stock options and unearned, unvested PRSUs are not counted.
Anti-Hedging and Anti-Pledging Policies
We maintain a policy that prohibits directors and executive officers from purchasing any financial instrument, or entering into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars or exchange funds) or from pledging, hypothecating, or otherwise encumbering shares of Company stock as collateral for indebtedness.
Clawback Policy
We maintain a policy regarding the recoupment of incentive compensation from executive officers in specified situations. In the event of a restatement of the financial results of the Company due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws or other misconduct on behalf of a current or former executive officer, the result of which is that any performance-based compensation paid to a current or former executive officer of the Company would have been a lower amount, the Committee will review such performance-based compensation to determine the appropriateness of seeking to recover any excess compensation. Such review would include a determination as to whether any executive officer engaged in misconduct, fraud or intentional illegal conduct, which materially contributed to the need for such restatement. The LTIP awards bind the NEO to the clawback policy and to any clawback policy WEX may adopt in the future, including to comply with applicable SEC and NYSE rules, and to the fullest extent permitted by applicable law. We intend to revise our existing policy or adopt a new policy in compliance with NYSE listing rule as required.
Benefits and Perquisites
We provide competitive benefits to attract and retain associates at all levels. This includes a health and welfare benefits package and a 401(k) plan. Beginning in 2020, the Company began offering reimbursement to our NEOs each year for executive physical exams and financial counseling, up to $4,000 and $12,000 per year, respectively, as part of our Wellness Program. The decision to offer such potential reimbursement was authorized by the Committee to support the physical and financial well-being of our NEOs. The Company continues to evaluate the usefulness of perquisites to our overall compensation program. In addition, as described below in the Summary Compensation Table, Mr. Narula received a relocation benefit in 2022 to facilitate his relocation to our headquarters in Portland, Maine from his prior city of residence where he was previously employed. There are no other perquisites provided to any of our NEOs.
Named Executive Officer New Hire Incentive Compensation
In connection with their respective recruitment and subsequent hire, and primarily intended to replace foregone incentive compensation opportunities and equity awards made available or granted by their previous employers, Mr. Narula and Ms. Stroup received related cash and equity awards.
Mr. Narula received an equity grant with a target value of $2,000,000, denominated based on the grant date closing stock price, which was intended to align with other annual equity awards made to leadership team members in March of 2022 just prior to Mr. Narula's hiring. Of the equity award, 60% was in the form of PRSUs, 20% was in the form of RSUs and 20% was in the form of Stock Options. The PRSUs have the same multi-year performance goals and vesting dates as PRSU awards made to our executives on March 15, 2022. In addition, Mr. Narula received a PRSU grant with a target value of $500,000, with the same multi-year performance goals and vesting dates as PRSU awards made to our executives on March 15, 2021. Both PRSU awards were designed to align the outcomes with the broader executive group. Finally, Mr. Narula received an RSU grant with a target value of $1,500,000, which vests over two years at a rate of one-half of the total award per year, beginning on the first anniversary of the grant date. As the performance period for the PRSU awards is incomplete, payout is not yet known. Mr. Narula commenced employment as the Company's Chief Financial Officer on May 25, 2022 and the grants described in this paragraph to Mr. Narula were made on June 15, 2022.
Ms. Stroup received a cash award of $625,000, which is subject to potential pro-rata repayment as described in the Executive Compensation Tables, and an equity grant with a target value of $1,500,000, denominated based on the grant date closing stock price. Of the equity award, two-thirds was in the form of RSUs and one-third was in the form of PRSUs. The ratio of RSUs to PRSUs took into account the form of equity being forfeited from the prior employer. The RSU award was structured to vest over two years at a rate of one-half of the total award per year, beginning on the first anniversary of the grant date. The PRSU award has multi-year performance goals based on revenue generation, business transformation, strategic initiatives and product launches, in each case with pre-defined threshold, target and maximum performance goals. Consistent with our typical practice for PRSU awards, the performance goals are not disclosed until
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EXECUTIVE COMPENSATION
the start of the performance period given potential competitive harm. As the performance period is incomplete, payout is not yet known. The grants described in this paragraph to Ms. Stroup were made on March 15, 2022.
Other than the sign-on compensation granted to Mr. Narula and Ms. Stroup in connection with their recruitment and commencement of employment, and in consideration of compensation they were otherwise forfeiting from their prior employer, as discussed above, and Ms. Kimball's award granted in association with her appointment as the Interim CFO as shown in the table on page 70, no equity awards outside of our core annual compensation program were granted to the NEOs in 2022.
Nonqualified Deferred Compensation
The Company administers the WEX Inc. 2005 Executive Deferred Compensation Plan ("2005 EDCP") and the 2017 WEX Inc. Executive Deferred Compensation Plan ("2017 EDCP"). The 2005 EDCP was frozen to new contributions on December 31, 2017 and was replaced by the 2017 EDCP, which has the same characteristics as the 2005 EDCP. Both the 2005 EDCP and the 2017 EDCP provide executive officers with the opportunity to defer up to 80 percent of base salary and/or up to 98 percent of short-term incentive compensation. The Company provided a match of up to 6 percent of the participant’s applicable short-term incentive compensation program award under the 2005 EDCP and now provides the same match for the 2017 EDCP. Investment income on contributions and Company match is accrued for participants to reflect performance of investment funds identified by each participant during their annual election period. The investment funds and their performance used to calculate earnings in the 2005 EDCP and 2017 EDCP generally mirror those used in the 401(k) Plan.
Each of the NEOs was eligible to participate in the 2017 EDCP during 2022.
Prior to our initial public offering, we offered the WEX Inc. Supplemental Investment and Savings Plan ("SERP"), which allowed participants to defer compensation. The SERP was frozen to new contributions on December 31, 2004. Ms. Smith has a balance in the SERP, which continues to earn investment returns based on the funds she selects from an available menu. We believe these investment returns are market competitive for the type of funds offered; there is no preferential interest earned in the 2005 EDCP, 2017 EDCP or SERP accounts. No other current executive officers participated in the SERP when it was an active plan.
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Compensation Committee Report
The Committee has reviewed and discussed the foregoing Compensation Discussion & Analysis (CD&A) with management. Based on our review and discussions with management, the Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2022.
LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
Daniel Callahan (Chair)
Nancy Altobello
James Neary
Stephen Smith
Jack VanWoerkom
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EXECUTIVE COMPENSATION
Executive Compensation Tables
2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)(5)		Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(8)	All Other Compensation ($)(12)	Total ($)
Melissa Smith Chair, CEO, and President	2022	$854,808	$—	$5,362,593		$1,787,568	$2,037,434	$—	$140,546	$10,182,949
	2021	$791,923	$—	$4,901,691		$1,562,532	$2,163,138	$34,584	$159,049	$9,612,917
	2020	$725,577	$—	$16,523,075	(1)	$1,499,996	$1,242,780	$25,825	$93,400	$20,110,653
Jagtar Narula Chief Financial Officer(9)	2022	$294,231	$—	$3,984,766		$400,010	$420,779	$—	$80,203	$5,179,989
Jennifer Kimball Former Interim Chief Financial Officer(9)	2022	$394,816	$—	$670,345		$80,027	$470,521	$—	$18,300	$1,634,009
Karen Stroup Chief Digital Officer	2022	$459,615	$312,500	$2,540,193		$260,051	$498,108	$—	$3,723	$4,074,190
Robert Deshaies Chief Operating Officer, Americas(10)	2022	$586,538	$—	$1,932,198		$483,063	$686,185	$—	$69,740	$3,757,724
	2021	$456,731	$—	$1,308,101		$313,546	$588,269	$—	$29,100	$2,695,747
	2020	$412,740	$—	$3,482,563	(1)	$240,022	$346,800	$—	$29,100	$4,511,225
Jay Dearborn Chief Strategy Officer(11)	2022	$454,808	$—	$1,320,123		$330,021	$614,286	$—	$55,157	$2,774,395
	2021	$400,000	$—	$1,084,901		$260,082	$417,600	$—	$42,156	$2,204,739
	2020	$388,462	$—	$3,357,734		$260,012	$291,000	$—	$35,429	$4,332,637
(1)The Summary Compensation Table reflects the compensation of our NEOs in accordance with SEC reporting rules, which requires the incremental fair value of an equity award modification to be included in the Summary Compensation Table for the year in which the modification occurs. As a result, 2020 Stock Awards for our NEOs in the Summary Compensation Table above include the incremental fair value associated with modification of their 2020 annual PRSUs, which occurred in 2020, as well as the original grant date value for their 2020 annual PRSUs. Refer to the previously issued 2021 Notice of Annual Meeting and Proxy Statement for further information about this modification.
(2)This column shows the actual amount of base salary earned by the NEOs. The amounts shown in this column include any amounts that may be contributed by each NEO on a pre-tax basis to the Company’s 401(k) plan and 2017 EDCP.
(3)Ms. Stroup's first day of employment with the Company was January 3, 2022. In connection with her recruitment and subsequent hiring, and in consideration of incentive compensation opportunities she would be foregoing at her prior employer, Ms. Stroup received a one-time cash sign-on bonus in the amount of $625,000, which was paid in February 2022. The award is subject to pro-rata repayment if Ms. Stroup terminates employment without Good Reason or For Cause (as defined in her offer of employment) prior to the 24 month period following her start date. By rule, 50% of the $625,000 is reported in this table as 2022 earned compensation given the related terms of the award; the remaining 50% will be assigned to 2023 compensation for the purposes of the 2023 table if Ms. Stroup continues to be an NEO at that time.
(4)The amounts shown in this column represent the (i) aggregate grant date fair value of PRSUs and RSUs granted during 2022, 2021 and 2020, respectively, calculated in accordance with FASB ASC Topic 718 and (ii) for 2020 only, the aggregate incremental fair value related to the modifications made on June 23, 2020 to the PRSUs granted on March 20, 2019, September 16, 2019 and March 16, 2020. The aggregate incremental fair value was calculated as of the modification date in accordance with FASB ASC Topic 718 and does not represent additional PRSU awards to our NEOs. In addition, a portion of the amounts shown in this column for 2020 represents the value of PRSUs and RSUs granted in June 2020, referred to collectively as the Business Continuity and Outperformance Grant. The value reported in this column for the Business Continuity and Outperformance Grant for each NEO reflects the grant date fair value reported in accordance with FASB ASC Topic 718, which is greater than the corresponding target grant values approved by the Committee as a result of the PRSUs' market-based performance metric. Refer to the previously issued 2021 Notice of Annual Meeting and Proxy Statement, for further information about the modification and Business Continuity and Outperformance Grant.
(5)For PRSUs reported in this column, the amounts in the table reflect the grant date fair value of such awards based upon the probable outcome of the performance conditions at the grant date calculated in accordance with FASB ASC Topic 718, excluding, if applicable, the effect of estimated forfeitures and expected relative TSR attainment. Assuming the highest level of financial performance conditions were achieved, the value for PRSUs granted in 2022 included in the “Stock Awards” column would be $8,580,149 for
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Ms. Smith; $3,530,234 for Mr. Narula; $480,193 for Ms. Kimball; $2,560,269 for Ms. Stroup, $2,898,134 for Mr. Deshaies; and $1,980,185 for Mr. Dearborn. The corresponding amounts for fiscal years 2021 and 2020 are described in the similar sections of our 2022 and 2021 Notices of Annual Meeting and Proxy Statements, respectively.
(6)The amounts shown in this column represent the aggregate grant date fair value of option awards made during 2022, 2021 and 2020, respectively, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to the Company’s audited financial statements for the fiscal years ended December 31, 2022 (see note 22), 2021 (see note 22) and 2020 (see note 23), included in the Company’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission on February 28, 2023, March 1, 2022, and March 1, 2021, respectively.
(7)The amounts shown in this column reflect the cash incentive awards made in March 2023 for 2022 STIP results, March 2022 for 2021 STIP results, and March 2021 for 2020 STIP results, respectively, and include amounts contributed by each Named Executive Officer on a pre-tax basis to the Company’s 2017 Executive Deferred Compensation Plan (EDCP) (with respect to 2022, 2021 and 2020 STIP results).
(8)The amounts shown reflect SERP above-market earnings.
(9)Following the resignation of Roberto Simon as the Company's Chief Financial Officer effective as of December 31, 2021, Ms. Kimball, the Company's Chief Accounting Officer, was appointed to the additional role of Interim Chief Financial Officer. Ms. Kimball remained in the position of Interim Chief Financial Officer until Mr. Narula was appointed Chief Financial Officer effective May 25, 2022.
(10)Mr. Deshaies was appointed as the Company's Chief Operating Officer, Americas as of January 1, 2022. Prior to this promotion, Mr. Deshaies served as the Company's President, Health.
(11)Mr. Dearborn assumed the role of Chief Strategy Officer in August 2022. Prior to this Mr. Dearborn served as the Company's President, Corporate Payments.
(12)The following table describes the elements that are represented in the “All Other Compensation” column above:
ALL OTHER COMPENSATION

Name	401(k) or Other Retirement Plan Employer Match ($)(1)	2017 EDCP Employer Match ($)(2)	Other ($)(3)	Total ($)
Melissa Smith	$18,300	$122,246	$—	$140,546
Jagtar Narula	$—	$—	$80,203	$80,203
Jennifer Kimball	$18,300	$—	$—	$18,300
Karen Stroup	$—	$—	$3,723	$3,723
Robert Deshaies	$18,300	$41,171	$10,269	$69,740
Jay Dearborn	$18,300	$36,857	$—	$55,157
(1)The Company matches 100 percent of an employee's contributions to such employee's 401(k), up to a maximum of six percent of each employee's 2022 IRS eligible compensation limit.
(2)The amounts reflect the Company’s contributions to the respective named executive officer under the 2017 EDCP, which were earned in 2022 and made in 2023.
(3)The amounts reflect the value received including (i) Mr. Narula's reimbursement of $80,203 for expenses related to his relocation to our headquarters in Maine from his home in South Carolina, pursuant to the Company's standard relocation policy, which included an amount for the associated taxes of $23,731, (ii) for Ms. Stroup of $3,723 for Financial Wellness Reimbursement and (iii) for Mr. Deshaies of $10,269 for Financial Wellness Reimbursement.
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EXECUTIVE COMPENSATION
2022 Grants of Plan-Based Awards Table
The following table represents all plan-based awards granted to the Named Executive Officers in 2022:

			Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Type of Award(1)	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Melissa Smith	STIP			$641,106	$1,282,212	$2,564,424	—	—	—	—	—	—	—
	RSU(4)	3/15/2022	3/10/2022	—	—	—	—	—	—	6,571	—	—	$1,072,519
	PRSU(6)	3/15/2022	3/10/2022	—	—	—	13,142	26,284	52,568	—	—	—	$4,290,074
	NQ(7)	3/15/2022	3/10/2022	—	—	—	—	—	—	—	25,241	$163.22	$1,787,568
Jagtar Narula	STIP			$132,404	$264,808	$529,616	—	—	—	—	—	—	—
	RSU(4)	6/15/2022	4/22/2022	—	—	—	—	—	—	2,484	—	—	$400,123
	RSU(5)	6/15/2022	4/22/2022	—	—	—	—	—	—	9,313	—	—	$1,500,138
	PRSU(8)	6/15/2022	4/22/2022	—	—	—	1,320	3,105	7,142	—	—	—	$884,459
	PRSU(6)	6/15/2022	4/22/2022	—	—	—	3,725	7,450	14,900	—	—	—	$1,200,046
	NQ(7)	6/15/2022	4/22/2022	—	—	—	—	—	—	—	5,407	$161.08	$400,010
Jennifer Kimball	STIP			$148,056	$296,112	$592,224	—	—	—	—	—	—	—
	RSU(4)	3/15/2022	3/10/2022	—	—	—	—	—	—	491	—	—	$80,141
	RSU(4)	3/15/2022	3/10/2022	—	—	—	—	—	—	2,145	—	—	$350,107
	PRSU(6)	3/15/2022	3/10/2022	—	—	—	736	1,471	2,942	—	—	—	$240,097
	NQ(7)	3/15/2022	3/10/2022	—	—	—	—	—	—	—	1,130	$163.22	$80,027
Karen Stroup	STIP			$172,356	$344,711	$689,422	—	—	—	—	—	—	—
	RSU(4)	3/15/2022	3/10/2022	—	—	—	—	—	—	1,593	—	—	$260,009
	RSU(5)	3/15/2022	3/10/2022	—	—	—	—	—	—	6,127	—	—	$1,000,049
	PRSU(9)	3/15/2022	3/10/2022	—	—	—	1,532	3,064	6,128	—	—	—	$500,106
	PRSU(6)	3/15/2022	3/10/2022	—	—	—	2,390	4,779	9,558	—	—	—	$780,028
	NQ(7)	3/15/2022	3/10/2022	—	—	—	—	—	—	—	3,672	$163.22	$260,051
Robert Deshaies	STIP			$293,269	$586,538	$1,173,076	—	—	—	—	—	—	—
	RSU(4)	3/15/2022	3/10/2022	—	—	—	—	—	—	2,960	—	—	$483,131
	PRSU(6)	3/15/2022	3/10/2022	—	—	—	4,439	8,878	17,756	—	—	—	$1,449,067
	NQ(7)	3/15/2022	3/10/2022	—	—	—	—	—	—	—	6,821	$163.22	$483,063
Jay Dearborn	STIP			$193,294	$386,587	$773,174	—	—	—	—	—	—	—
	RSU(4)	3/15/2022	3/10/2022	—	—	—	—	—	—	2,022	—	—	$330,031
	PRSU(6)	3/15/2022	3/10/2022	—	—	—	3,033	6,066	12,132	—	—	—	$990,093
	NQ(7)	3/15/2022	3/10/2022	—	—	—	—	—	—	—	4,660	$163.22	$330,021
(1)All equity awards are granted under the Amended and Restated 2019 Equity and Incentive Plan.
(2)These columns reflect the threshold, target and maximum cash awards payable to our NEOs under the 2022 STIP. The final award is determined using pre-defined goals, as determined by the Leadership Development and Compensation Committee. If performance falls below the pre-established thresholds, the payout is $0. The actual STIP payout for fiscal year 2022, for each NEO, is reported in the Summary Compensation Table. For further details, please see the CD&A section titled Short-Term Incentive Plan.
(3)Represents the grant date fair value of RSU, PRSU and stock option awards determined in accordance with FASB ASC Topic 718.
(4)RSUs granted on March 15, 2022, or June 15, 2022 with respect to Mr. Narula, vest over 3 years at a rate of one third of the total award per year beginning on the first anniversary of the grant date. The number of RSUs received by each NEO was determined by dividing the total award amount granted by the grant date fair value per share, which is calculated using the closing price of WEX common stock on the date of grant on the New York Stock Exchange.
(5)RSUs granted on June 15, 2022 to Mr. Narula and on March 15, 2022 to Ms. Stroup were New Hire Awards which vest over 2 years at a rate of one half of the total award per year beginning on the first anniversary of the grant date. The number of RSUs received by
70     WEX Inc.

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each NEO was determined by dividing the total award amount granted by the grant date fair value per share, which is calculated using the closing price of WEX common stock on the date of grant on the New York Stock Exchange
(6)PRSUs granted on June 15, 2022 to Mr. Narula, as set forth above under the header "Named Executive Officer New Hire Incentive Compensation," and on March 15, 2022 to the other NEOs may convert to RSUs at the conclusion of the performance period based on determination of the achievement of predetermined performance goals for the Company's Adjusted Revenue and Adjusted Net Income - Earnings Per Share over 2022, 2023 and 2024. If earned, these vest in full on March 15, 2025. The grant date fair value shown reflects the target outcome of the performance conditions, based on the probable outcome of performance goals at grant, excluding the effect of estimated forfeitures.
(7)Non-qualified stock options granted on June 15, 2022 for Mr. Narula and on March 15, 2022 for the other NEOs vest over 3 years at a rate of one third of the total award per year beginning on the first anniversary of the grant date. The number of such stock options received by each NEO, and the grant date fair value, was calculated using the Black-Scholes value as of the grant date, calculated in accordance with FASB ASC Topic 718. The weighted average assumptions used in calculating the grant date fair value of these awards are described in a footnote to the Summary Compensation Table.
(8)These PRSUs granted on June 15, 2022 to Mr. Narula, as set forth above under the header "Named Executive Officer New Hire Incentive Compensation", are based on the 2021 PRSU objectives, consistent with other senior leaders, and may convert to RSUs at the conclusion of the performance period based on determination of the achievement of predetermined performance goals for the Company's Adjusted Revenue and Adjusted Net Income - Earnings Per Share over 2021 and 2022, as modified by a three-year relative TSR performance measured through December 31, 2023. if earned, these vest in full March 15, 2024. The grant date fair value was determined on the date of grant using a Monte-Carlo simulation model used to simulate a distribution of future stock price paths based on historical volatility levels. The grant date fair value shown for the PRSUs reflects the target outcome of the performance conditions, based on the probable outcome of performance goals at grant, excluding the effect of estimated forfeitures and expected relative TSR attainment.
(9)This PRSU granted on March 15, 2022 to Ms. Stroup, as set forth above under the header "Named Executive Officer New Hire Incentive Compensation", may convert to RSUs based on the achievement of predetermined performance goals through December 31, 2023. If earned and converted to RSUs, these vest in full on the second anniversary of the grant date. The grant date fair value shown reflects the probable outcome of the performance conditions at grant, excluding the effect of estimated forfeitures.
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EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table represents stock options and unvested stock units held by each of the Named Executive Officers as of December 31, 2022.

		Option Awards				Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options - (#) Exercisable	Number of Securities Underlying Unexercised Options - (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Melissa Smith	3/15/2015	13,000	—	103.75	3/15/2025	20,703	3,388,125	118,831	19,446,628
	3/20/2017	23,187	—	104.95	3/20/2027	—	—	—	—
	5/10/2017	87,136	—	99.69	5/10/2027	—	—	—	—
	3/15/2018	17,555	—	158.23	3/15/2028	—	—	—	—
	3/20/2019	19,733	—	184.81	3/20/2029	—	—	—	—
	3/16/2020	28,435	14,261	109.66	3/16/2030	—	—	—	—
	3/15/2021	5,605	11,229	226.02	3/15/2031	—	—	—	—
	3/15/2022	—	25,241	163.22	3/15/2032	—	—	—	—
Jagtar Narula	6/15/2022	—	5,407	161.08	6/15/2032	11,797	1,930,579	22,042	3,607,091
Jennifer Kimball	3/16/2020	568	286	109.66	3/16/2030	3,970	649,612	5,537	906,179
	3/15/2021	197	396	226.02	3/15/2031	—	—	—	—
	3/15/2022	—	1,130	163.22	3/15/2032	—	—	—	—
Karen Stroup	3/15/2022	—	3,672	163.22	3/15/2032	7,720	1,263,378	15,686	2,567,014
Robert Deshaies	3/15/2016	1,032	—	77.20	3/15/2026	6,343	1,038,019	32,950	5,392,202
	3/20/2017	843	—	104.95	3/20/2027	—	—	—	—
	3/15/2018	585	—	158.23	3/15/2028	—	—	—	—
	3/20/2019	601	—	184.81	3/20/2029	—	—	—	—
	3/16/2020	4,550	2,282	109.66	3/16/2030	—	—	—	—
	3/15/2021	1,124	2,254	226.02	3/15/2031	—	—	—	—
	3/15/2022	—	6,821	163.22	3/15/2032	—	—	—	—
Jay Dearborn	3/20/2017	843	—	104.95	3/20/2027	5,217	853,690	24,756	4,051,254
	3/15/2018	2,145	—	158.23	3/15/2028	—	—	—	—
	3/20/2019	4,462	—	184.81	3/20/2029	—	—	—	—
	3/16/2020	4,929	2,472	109.66	3/16/2030	—	—	—	—
	3/15/2021	933	1,869	226.02	3/15/2031	—	—	—	—
	3/15/2022	—	4,660	163.22	3/15/2032	—	—	—	—
(1)Vests at a rate of one third of the total award on each of the first, second and third anniversary of the grant date.
72     WEX Inc.

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(2)The following table shows, by grant date, the number of RSUs, and PRSUs for which achievement of the performance conditions have been satisfied, which related RSUs had not yet time-based vested as of December 31, 2022:

Name	Annual Grant RSU March 16, 2020 (#)	Annual Grant PRSU March 16, 2020 (#)	RSU portion of Business Continuity and Out-performance Grant June 24, 2020 (#)	Annual Grant RSU March 15, 2021 (#)	Annual Grant RSU March 15, 2022 (#)	Non-Annual RSUs (#)*	New Hire Grant RSUs (#)**	Total (#)
Melissa Smith	2,742	3,939	4,684	2,767	6,571	—	—	20,703
Jagtar Narula	—	—	—	—	—	—	11,797	11,797
Jennifer Kimball	305	99	153	163	491	2,759	—	3,970
Karen Stroup	—	—	—	—	1,593	—	6,127	7,720
Robert Deshaies	732	788	937	926	2,960	—	—	6,343
Jay Dearborn	792	854	781	768	2,022	—	—	5,217
*     Ms. Kimball's non-annual RSU awards, some of which were granted while not serving in a NEO role, include 92 shares granted on March 16, 2020 and 522 shares granted on June 15, 2020, for recognition and/or retention purposes and 2,145 shares granted on March 15, 2022 in association with her appointment as Interim CFO.
**    Mr. Narula's new hire RSU awards include a one-time grant of 9,313 shares on June 15, 2022, which vest over 2 years and 2,484 shares granted under the 2022 LTIP Program on June 15, 2022. Ms. Stroup's new hire RSU award was granted on March 15, 2022.

Grant Date	Stock Award Vesting Schedule
March 16, 2020	Annual Grant RSUs vest at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
March 16, 2020	Special retention RSU vests at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
June 15, 2020	Special retention RSU vests at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
June 24, 2020	The Business Continuity and Outperformance Grant vests 50% on each of the second and third anniversaries of the grant date.
March 15, 2021	Annual Grant RSUs vest at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
March 15, 2022	Annual Grant RSUs vest at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
March 15, 2022	Special retention RSU vests at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
March 15, 2022	New Hire Grant RSU vests 50% on each of the first and second anniversaries of the grant date.
June 15, 2022	New Hire Grant RSU tied to 2022 Annual Grant RSUs, vesting at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
June 15, 2022	New Hire Grant RSU vests 50% on each of the first and second anniversaries of the grant date.
(3)Reflects the value as calculated based on the closing price of the Company’s common stock ($163.65) on December 30, 2022.
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EXECUTIVE COMPENSATION
(4)In accordance with SEC rules, the number of PRSUs reported in the Outstanding Equity Awards table above, reflect an assumed level of achievement of target or maximum performance goals, as indicated in the below table, based on the Company's performance as of December 31, 2022. The actual number of shares of common stock, if any, that we will issue in respect of these PRSU awards is not yet determinable and will depend on the Company's actual performance through the end of the applicable performance period. The following table shows assumed level of achievement of the PRSUs by grant date, where achievement of the performance conditions have not yet been determined as of December 31, 2022:

Name	PRSU portion of Business Continuity and Outperformance Grant June 24, 2020 (shown at target) (#)	Annual Grant PRSUs March 15, 2021 (shown at maximum) (#)	New Hire PRSU Grant March 15, 2022 (shown at maximum) (#)	Annual Grant PRSUs March 15, 2022 (shown at maximum) (#)	New Hire PRSU June 15, 2022 (shown at maximum) (#)	New Hire PRSU June 15, 2022 (shown at maximum) (#)	Total (#)
Melissa Smith	28,101	38,162	—	52,568	—	—	118,831
Robert Deshaies	5,621	9,573	—	17,756	—	—	32,950
Jay Dearborn	4,684	7,940	—	12,132	—	—	24,756
Jagtar Narula	—	—	—	—	7,142	14,900	22,042
Karen Stroup	—	—	6,128	9,558	—	—	15,686
Jennifer Kimball	914	1,681	—	2,942	—	—	5,537

Grant Date	Stock Award Vesting Schedule (Assuming Performance Conditions are Met)
June 24, 2020	PRSU portion of Business Continuity and Outperformance Grant vests in full on June 24, 2023.
March 15, 2021	Annual grant PRSUs vest on March 15, 2024.
March 15, 2021	New hire PRSU grant vests on March 15, 2024.
March 15, 2022	Annual grant PRSUs vest on March 15, 2025.
June 15, 2022	New hire PRSU tied to 2021 annual PRSU objectives, vesting on March 15, 2024.
June 15, 2022	New hire PRSU tied to 2022 annual PRSU, vesting on March 15, 2025.
(5)Value as calculated based on the closing price of the Company’s common stock ($163.65) on December 30, 2022.
2022 Option Exercises and Stock Vested
The following table represents stock options exercised and shares of our common stock received upon vesting of RSUs and PRSUs in 2022 by each of the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Melissa Smith	—	—	25,996	4,362,597
Jagtar Narula	—	—	—	—
Jennifer Kimball	—	—	2,142	342,846
Karen Stroup	—	—	—	—
Robert Deshaies	—	—	7,255	1,167,400
Jay Dearborn	—	—	6,933	1,172,234
74     WEX Inc.

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2022 Non-Qualified Deferred Compensation
The following table represents the amounts deferred by each of the Named Executive Officers in the: 2005 Executive Deferred Compensation Plan (EDCP); 2017 EDCP; and the SERP. The SERP, which was frozen to new contributions on December 31, 2004, the 2005 EDCP, which was frozen to new contributions on December 31, 2017, and the 2017 EDCP are described in the Nonqualified Deferred Compensation section of the CD&A.

Name	Plan	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Melissa Smith	SERP	—	—	(46,405)	—	160,502
	2005 EDCP	—	—	(201,831)	—	806,642
	2017 EDCP	509,359	122,246	(245,038)	—	1,874,088
Robert Deshaies	2005 EDCP	—	—	—	—	—
	2017 EDCP	68,619	41,171	(5,937)	—	168,466
Jay Dearborn	2005 EDCP	—	—	—	—	—
	2017 EDCP	36,857	36,857	(37,469)	(63,830)	196,395
(1)The amounts shown in this column have been reported in Salary and/or Non-Equity Incentive Plan Compensation of the Summary Compensation Table for 2022.
(2)Participant contributions to the 2017 EDCP are matched on annual short term incentive program payments only. WEX matches the executives’ short-term incentive deferral up to a maximum of 6% of their total short term incentive program award. The amounts shown in this column have been reported in the All Other Compensation column of the Summary Compensation Table for 2022.
(3)Earnings on the SERP are included in the Summary Compensation Table. The Company does not pay above-market interest rates on the 2005 EDCP and 2017 EDCP, and thus earnings on the 2005 EDCP and 2017 EDCP are not included in the Summary Compensation Table.
(4)Portions of the amounts shown in this column have been reported in the Salary, Non-Equity Incentive Plan Compensation and All Other Compensation columns of the Summary Compensation Table in previous years, to the extent these officers were NEOs in previous years, as follows:

Name	Salary	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Melissa Smith	$—	$509,359	$0	$509,359
Robert Deshaies	$—	$68,619	$0	$68,619
Jay Dearborn	$—	$36,857	$0	$36,857

During the year ended December 31, 2022, participants were given the opportunity to select among various funds in the SERP, 2005 EDCP and 2017 EDCP. The fund options generally mirror those available in the 401(K) plan. Executives may enroll in the EDCP during the annual December open enrollment period and may elect to defer base salary and/or bonus earned in the subsequent year. Distribution options include lump sum payments or annual installment payments ranging from two to ten years. Participants may elect to receive distributions at a specified future date or upon separation from service. If a participant terminates employment prior to the specified future date for a distribution, the distribution is automatically paid at the next scheduled distribution date (in January or June) that is at least 6 months after termination of employment.
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EXECUTIVE COMPENSATION
Employment Agreements, Severance and Change in Control Benefits
The Company provides employment agreements, severance benefits and change of control benefits to attract and retain key executive officers. These provisions represent competitive severance and change in control benefits based upon the review by the Committee.
The Committee reviews these agreements and the WEX Inc. Executive Severance Pay and Change in Control Plan periodically to assess whether the total value to an executive remains at the level needed to attract and retain executives without being considered excessive in the opinion of the Committee.
The following provisions were in effect as of December 31, 2022:

		Melissa Smith	Robert Deshaies	Jay Dearborn	Jagtar Narula	Karen Stroup	Jennifer Kimball
Basic Severance Benefit(1)	Severance Payment	1.5x base salary plus 1x target bonus each paid in a lump sum or over 12 months at the Company’s election	1.5x base salary paid over an 18-month period				1.0X base salary
	Accelerated Vesting of Equity	Stock units and options that would have otherwise vested within 1 year from termination date	None
	Health Benefit Continuation	One-time lump-sum cash payment equal to an annualized value of the Company’s monthly share of the cost of coverage (i.e., premiums) for participant’s group health coverage benefits.					None
Change in Control (CiC)(2) Severance Benefit Double Trigger: (requires CiC and loss of comparable position)	Severance Payment	2x base salary and 2x target annual incentive paid over a 24 month period					None
	Accelerated Vesting of Equity	100%(3)
	Health Benefit Continuation	One-time lump-sum cash payment equal to 24 times the value of the Company’s monthly share of the cost of coverage (i.e., premiums) for Participant’s group health coverage benefits.					None
Other Agreements(4)	Non-Compete(5)	2 years for without cause and constructive discharge with CiC; 1 year otherwise	1 year for without cause and constructive discharge with CiC
Non-Solicitation(6)
Non-Disparagement(7)
	Non-Disclosure(8)	Indefinitely
(1)Basic severance benefit is payable in the case of the executive officer resigning for “good reason” or if the executive officer is terminated “without cause,” (neither in connection with a "Change in Control"), each as defined in the WEX Inc. Executive Severance Pay and Change in Control Plan. Due to the fact that she did not report directly to the Chief Executive Officer on December 31, 2022, Ms. Kimball was no longer covered under the Executive Severance Pay and Change in Control Plan and as a result her benefits differed from the other Non-CEO NEOs. Ms. Kimball is now covered under a different severance plan.
76     WEX Inc.

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(2)“Change in Control” means, in summary: (i) an acquisition of 50 percent or more of either the then-outstanding shares of common stock or the combined voting power of the then-outstanding voting securities of the Company excluding certain specified acquisitions; (ii) a change in the composition of the Board such that the individuals who constitute the Board at that point in time cease to constitute a majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of shares or assets of another company excluding certain specified transactions; or (iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. If an executive terminates and receives benefits under the 2010 Equity and Incentive Plan or the Amended and Restated 2019 Equity and Incentive Plan, and then is rehired, subsequent benefits may not be paid and/or reimbursement of a portion of benefits already paid can be required. The change in control period is defined as the period commencing ninety (90) days prior to the date of the Change in Control and ending on the first anniversary of the Change in Control. Due to the fact that she did not report directly to the Chief Executive Officer on December 31, 2022, Ms. Kimball was no longer covered under the Executive Severance Pay and Change in Control Plan and as a result her benefits differed from the other Non-CEO NEOs. Ms. Kimball is now covered under a different severance plan.
(3)Upon a “Change in Control” of the Company, if the surviving entity does not agree to assume the obligations set forth in the equity award agreement, then the equity award shall become immediately and fully vested, subject to any terms and conditions set forth in the 2010 Equity and Incentive Plan or the Amended and Restated 2019 Equity and Incentive Plan or imposed by the Committee.
(4)In connection with any separation of employment by an executive officer, the officer shall execute and not timely revoke a separation agreement and release, in a form acceptable to the Company, in order to receive the basic severance and/or change in control severance benefits described. Each separation agreement shall include terms relating to non-competition, non-solicitation, non-disparagement and non-disclosure, as well as a release of claims, among other provisions. To the extent there is a violation of the restrictions or obligations in the separation agreement, the Company may cease future payments, obtain injunctive or other equitable relief or seek reimbursement of previously paid amounts, as well as any other remedies available to the Company under the WEX Inc. Executive Severance Pay and Change in Control Plan or other Company policy or agreement or applicable law.
(5)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive officer from performing any acts which advance the interests of any existing or prospective competitors of WEX during the period specified above.
(6)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive officer from soliciting customers or employees to terminate their relationship with the Company.
(7)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive officer from making any statements or performing any acts intended or reasonably calculated to advance the interest of any existing or prospective competitor or in any way to injure the interests of or disparage the Company.
(8)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive from disclosing confidential information as defined in the agreement.
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EXECUTIVE COMPENSATION
Potential Payments upon Termination of Employment
The following chart shows the payments to each Named Executive Officer which would be made as a result of possible termination scenarios assuming each had occurred on December 31, 2022.

Named Executive Officer	Voluntary Termination or Involuntary Termination For Cause ($)	Involuntary Termination Without Cause or Resignation for Good Reason ($)	Change in Control With Termination ($)	Disability ($)(1)	Death ($)(1)
Melissa Smith
Acceleration of Equity Awards(2)	—	12,544,092	20,512,086	—	20,512,086
Salary and Benefits Continuation	—	1,332,654	1,790,308	—	—
Short Term Incentive Program	—	1,312,500	2,625,000	1,312,500	1,312,500
Non-Qualified Plan Payout(3)	2,841,232	2,841,232	2,841,232	2,841,232	2,841,232
Total	2,841,232	18,030,478	27,768,626	4,153,732	24,665,818
Jagtar Narula
Acceleration of Equity Awards(2)	—	—	3,671,801	—	3,671,801
Salary and Benefits Continuation	—	762,448	1,024,896	—	—
Short Term Incentive Program	—	—	900,000	450,000	450,000
Non-Qualified Plan Payout(3)	—	—	—	—	—
Total	—	762,448	5,596,697	450,000	4,121,801
Jennifer Kimball
Acceleration of Equity Awards(2)	—	—	1,480,922	—	1,480,922
Salary and Benefits Continuation	—	400,000	—	—	—
Short Term Incentive Program	—	—	—	300,000	300,000
Non-Qualified Plan Payout(3)	—	—	—	—	—
Total	—	400,000	1,480,922	300,000	1,780,922
Karen Stroup
Acceleration of Equity Awards(2)	—	—	2,548,464	—	2,548,464
Salary and Benefits Continuation	—	731,984	988,967	—	—
Short Term Incentive Program	—	—	712,500	356,250	356,250
Non-Qualified Plan Payout(3)	—	—	—	—	—
Total	—	731,984	4,249,931	356,250	2,904,714
Robert Deshaies
Acceleration of Equity Awards(2)	—	—	5,163,613	—	5,163,613
Salary and Benefits Continuation	—	918,093	1,236,186	—	—
Short Term Incentive Program	—	—	1,200,000	600,000	600,000
Non-Qualified Plan Payout(3)	168,466	168,466	168,466	168,466	168,466
Total	168,466	1,086,559	7,768,265	768,466	5,932,079
Jay Dearborn
Acceleration of Equity Awards(2)	—	—	4,337,672	—	4,337,672
Salary and Benefits Continuation	—	731,984	988,967	—	—
Short Term Incentive Program	—	—	807,500	403,750	403,750
Non-Qualified Plan Payout(3)	196,395	196,395	196,395	196,395	196,395
Total	196,395	928,379	6,330,534	600,145	4,937,817
78     WEX Inc.

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(1)The Company's STIP provides for a pro-rated lump sum payment at target in the event of death or disability and the Company's equity award agreements provide for 100% acceleration of all unvested equity in the event of death.
(2)For purposes of these calculations, the stock price used to calculate potential payments was the closing price of the Company's common stock on December 30, 2022, $163.65. The officers identified above hold employee stock options that feature an exercise price of $109.66, $226.02 $163.22 and $161.08.
(3)As used in this table, Non-Qualified Plan Payout consists solely of the participants’ balances in their 2005 EDCP, 2017 EDCP and SERP accounts, as applicable.
Pay Ratio Disclosure
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. For 2022, the median annual total compensation of all employees, excluding our CEO, was $80,418 and the annual total compensation of our CEO was $10,182,949. The ratio of these amounts is 127:1.
This calculation of our median employee reflects analysis of our global workforce of 6,206 employees as of October 1, 2022. We used salary compensation to determine the median employee. Our estimate of salary for our full 2022 fiscal year included: (i) annual base salary and (ii) hourly salary rate times annual standard hours.
Our estimates were based on an analysis of the pay components and payrolls in each of the countries in which we operate. Cash compensation rates of employees paid in foreign currencies were converted into US dollars using foreign exchange conversion rates in effect on October 1, 2022.
Once the median employee was identified, actual total compensation was determined in accordance with Item 402(c)(2)(x) of Regulation S-K of the securities laws.
The information disclosed in this section was developed and is provided to comply with applicable SEC rules. We do not use this information in managing our company. We do not believe this information provides stockholders with a useful mechanism for evaluating our management’s effectiveness, operating results, or business prospects, or for comparing our company with any other company, including our compensation of our CEO or our employees.
2023 Proxy Statement     79

EXECUTIVE COMPENSATION
Pay versus Performance
We are required by SEC rules to disclose the following information regarding the relationship between "compensation actually paid" to our NEOs and our financial performance. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid for non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. The table included in footnote (2) sets forth the adjustments from the column labelled "Total" for each NEO reported in the 2022 Summary Compensation Table set forth above in this proxy statement. For further information concerning WEX’s pay-for-performance philosophy and how WEX aligns executive compensation with the Company’s performance, refer to the section titled Compensation Discussion and Analysis beginning on page 49.
Pay versus Performance Table

Year	Summary compensation table total for PEO[1]	Compensation actually paid to PEO[2]	Average summary compensation table total for non-PEO NEOs[3]	Average compensation actually paid to non-PEO NEOs[3]	Value of initial fixed $100 investment based on:		Net income (loss) (in thousands)	ANI EPS[5]
					Total shareholder return	Peer group total shareholder return[4]
2022	$10,182,949	$16,135,480	$3,484,061	$4,111,433	$78.13	$85.27	$167,461	$13.53
2021	$9,612,917	$(11,056,785)	$3,403,671	$(2,116,815)	$67.02	$101.33	$136,139	$9.14
2020	$20,110,653	$17,199,828	$5,631,854	$5,431,105	$97.17	$92.40	$(280,484)	$6.06
(1)Ms. Smith was the Company's PEO, or Principal Executive Officer, for all three years in the table.
(2)SEC rules require certain adjustments be made to the summary compensation table totals to determine "compensation actually paid" as reported in the pay versus performance table. "Compensation actually paid" does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated in accordance with Item 402(v) of Regulation S-K. For each of 2022, 2021 and 2020, the values included in these columns reflected the following adjustments:

PEO	2022	2021	2020
Summary compensation table total	$10,182,949	$9,612,917	$20,110,653
+/- year-end over grant date change in fair value of equity awards granted during the covered year that remain outstanding and unvested as of the covered year-end	$457,053	$(2,563,230)	$8,311,948
+/- year over year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$4,068,030	$(20,088,991)	$226,417
+/- year over year change in fair value of equity awards granted in prior years that vested in the covered year	$1,427,448	$1,982,519	$(11,449,190)
Compensation actually paid	$16,135,480	$(11,056,785)	$17,199,828
Non-PEO NEOs (Average)	2022	2021	2020
Summary compensation table total	$3,484,061	$3,403,671	$5,631,854
+/- year-end over grant date change in fair value of equity awards granted during the covered year that remain outstanding and unvested as of the covered year-end	$121,213	$(815,137)	$2,203,106
+/- year over year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$391,724	$(5,153,590)	$31,591
+/- year over year change in fair value of equity awards granted in prior years that vested in the covered year	$114,435	$448,241	$(2,435,446)
Compensation actually paid	$4,111,433	$(2,116,815)	$5,431,105
(3)Non-PEO NEOs included in the average calculations are:
2022: Jagtar Narula, Jennifer Kimball, Robert Deshaies, Jay Dearborn, and Karen Stroup
2021: Roberto Simon, Scott Phillips, Robert Deshaies, and David Cooper
2020: Roberto Simon, Scott Phillips, Robert Deshaies, and Jay Dearborn
(4)Peer group total shareholder return using the S&P 400 Data Processing and Outsourced Services Index.
(5)Adjusted Net Income - Earnings Per Share, or "ANI EPS", a non-GAAP measure, is calculated as defined in Appendix A.
80     WEX Inc.

EXECUTIVE COMPENSATION
Pay versus Performance Descriptive Disclosure
We chose ANI EPS as our Company Selected Measure for evaluating Pay versus Performance because it is typically a key metric in our annual LTIP PRSU grants. The Company does not consider the increase in Net Income over the three-year period to be directly correlated to "compensation actually paid" because Net Income is not a metric in our STIP or our LTIP PRSU plan. We note that over the three year period from 2020 to 2022, our TSR was generally trending in a manner contrary to the TSR for our peer group.
Year 2022 >> An increase in our stock price from year-end 2021 to year-end 2022 coupled with an increase in estimated performance attainments on our 2021 LTIP PRSU awards during 2022, which are largely based on our Compensation Net Revenue and ANI EPS over the period of 2021 to 2022, contributed to an increase in "compensation actually paid" during 2022. Net Income did not directly impact the decline in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs.
Year 2021 >> The Company's TSR performance lagged our peers in 2021, which contributed to a decrease in "compensation actually paid" to our CEO and NEOs in 2021, along with a decrease in our stock price from year-end 2020 to year-end 2021. Due to the majority of our outstanding PRSU awards during 2021 being based solely on TSR results, the increase in ANI EPS during 2021 did not contribute significantly to "compensation actually paid". Net income did not directly impact the decline in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs.
Year 2020 >> A decrease in our stock price from year-end 2019 to the 2020 vest dates of certain 2017 LTIP PRSU awards and performance-based stock options, offset only in part by an increase in our stock price from 2020 grant dates to year-end 2020 coupled with the Company's TSR performance outperforming our PRSU comparative group in 2020, contributed to decreases in "compensation actually paid" during 2020. Net income did not directly impact the decline in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs. ANI EPS had a net positive impact on "compensation actually paid" as performance against goals established in 2018 and 2019 for this metric for the corresponding payouts exceeded target.
Pay versus Performance Tabular List
The table below lists in the Company's assessment, the most important performance measures used to link "Compensation Actually Paid" for our NEOs to Company performance over the fiscal year ending December 31, 2022. These measures are used to help determine the STIP (Adjusted Revenue and Adjusted Operating Income) and LTIP (Adjusted Revenue and ANI EPS) payouts for each of the NEOs. For more information on our STIP and LTIP programs and actual payouts for each NEO, see "Compensation Discussion and Analysis" beginning on page 49 of this Proxy Statement. The performance measures included in this table are not listed in rank order by relative importance.

Most important performance measures
Adjusted Revenue
Adjusted Operating Income
Adjusted Net Income - Earnings Per Share (ANI EPS)
2023 Proxy Statement     81

AUDIT MATTERS

Proposal 4
Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2023

In accordance with its Board-approved charter, the Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s consolidated financial statements. The Audit Committee has selected Deloitte & Touche LLP, or “D&T,” as the independent registered public accounting firm for the Company’s fiscal year 2023. D&T has audited the Company’s consolidated financial statements since 2003. The Audit Committee oversees and is ultimately responsible for the audit fee negotiations associated with our retention of D&T. To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm.
Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Audit Committee has decided to request that the stockholders ratify the appointment. A representative of D&T will attend the meeting to answer appropriate questions from stockholders and will have the opportunity to make a statement on behalf of the firm, if he or she so desires.
The Audit Committee and the Board believe that the continued retention of D&T to serve as our independent external audit firm is in our best interests and those of our stockholders. If this proposal is not approved by our stockholders at the Annual Meeting, the Audit Committee will reconsider its selection of D&T. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any point during the year if it determines that making a change would be in the best interests of the Company and our stockholders.

Our Board of Directors recommends a vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the Company's fiscal year 2023.

82     WEX Inc.

AUDIT MATTERS
Auditor Selection and Fees
Audit Selection
The Audit Committee has selected D&T as the Company’s independent registered public accountant for the 2023 fiscal year. D&T has served as the Company’s independent registered public accountant since our initial public offering.
Audit Fees
The following is a description of the fees billed to the Company by D&T for the years ended December 31, 2022 and 2021:

	December 31,
	2022	2021
Audit Fees(1)	$6,677,167	$6,573,067
Audit-Related Fees(2)	338,040	347,251
Tax Fees(3)	182,585	138,549
All Other Fees(4)	13,424	1,895
Total	$7,211,216	$7,060,762
(1)For professional services performed in connection with the annual audit of the consolidated financial statements included in the annual report on Form 10-K, quarterly reviews of the condensed consolidated financial statements included in quarterly reports on Forms 10-Q, the annual audit of our internal control over financial reporting, as well as fees associated with the statutory audits of certain of our domestic and foreign entities and services performed in connection with comfort letters, consents and procedures related to documents filed with the SEC.
(2)For professional services performed that are reasonably related to the performance of the audit or review of the consolidated financial statements and are not included within Audit Fees, including the annual audit of the WEX Inc. Employee Savings Plan, information system audits, and certain agreed-upon procedures.
(3)For tax compliance, tax advice and tax planning services performed in connection with domestic and international tax matters.
(4)For accounting research tools and other miscellaneous services.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy regarding pre-approval of audit and non-audit services performed by D&T. According to the policy, the Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal independent registered public accountant or other firms, and all other permitted services (review, attest and non-audit) to be provided to the Company by the independent registered public accountant; provided, however, that de minimis permitted non-audit services may instead be approved in accordance with applicable NYSE and SEC rules. The independent registered public accountant is prohibited from providing certain non-audit services (as defined in Rule 2-01(c) (4) of Regulation S-X). The Chair of the Audit Committee has the authority to pre-approve any permitted services on behalf of the Audit Committee and shall notify the full committee of such approval at its next meeting.
Since our initial public offering on February 16, 2005, the Audit Committee has pre-approved all of the services performed by D&T.
2023 Proxy Statement     83

AUDIT MATTERS
Audit Committee Report
The Board of Directors appointed us as an audit committee to monitor the integrity of WEX’s consolidated financial statements, its system of internal controls and the independence and performance of its internal audit department and independent registered public accounting firm. As an audit committee, we select and oversee the independent registered public accounting firm and are directly responsible for approving their compensation and retention. We also participate in the selection of the lead audit partner of the independent registered public accounting firm.
We are governed by a written charter adopted by the Board, which is available through the investor’s page of the Company’s website at www.wexinc.com.
Our committee consisted of five non-employee directors at the time that the actions of the committee described in this report were undertaken. Each member of the audit committee is “independent” within the meaning of the New York Stock Exchange rules and Rule 10A-3 under the Securities Exchange Act of 1934. WEX’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. WEX’s independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing. We have relied, without independent verification, on the information provided to us and on the representations made by WEX’s management and independent registered public accounting firm.
In fulfilling our oversight responsibilities, we discussed with representatives of D&T, the Company’s independent registered public accounting firm for fiscal year 2022, the overall scope and plans for their audit of the consolidated financial statements for fiscal year 2022. We met with them, with and without WEX management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of WEX’s financial reporting. We reviewed and discussed the audited consolidated financial statements for fiscal year 2022 with management and the independent registered public accounting firm.
We also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC, as well as the Report of Independent Registered Public Accounting Firm included in the annual report on Form 10-K related to their audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. We continue to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2023.
We discussed with the independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, we received from the independent registered public accounting firm the letter and the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed the disclosures with our independent registered public accounting firm, as well as other matters relevant to their independence from management and WEX. In evaluating the independence of our independent registered public accounting firm, we considered whether the services they provided beyond their audit and review of the consolidated financial statements were compatible with maintaining their independence. We also considered the amount of fees they received for audit and non-audit services.
Based on our review and these meetings, discussions and reports, we recommended to the Board of Directors that the Company's audited consolidated financial statements for fiscal year 2022 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
AUDIT COMMITTEE
Regina O. Sommer (Chair)
Nancy Altobello
James Groch
Derrick Roman
Susan Sobbott
84     WEX Inc.

INFORMATION ABOUT STOCK OWNERSHIP
Principal Stockholders
This table shows common stock that is beneficially owned by our directors, our director nominees, our Named Executive Officers, our current directors and executive officers as a group and all persons known to us to own 5 percent or more of the Company’s outstanding common stock, as of March 22, 2023. The percent of outstanding shares reported below is based on 42,835,746 shares outstanding on March 22, 2023, which is the record date.
Amount and Nature of Shares Beneficially Owned

Name and Address(1)	Common Stock Owned(2)	Right to Acquire(3)	Total Securities Beneficially Owned(3)	Percent of Outstanding Shares
Principal Stockholders:
The Vanguard Group, Inc.(4) 100 Vanguard Blvd Malvern, PA 19355	4,223,755	—	4,223,755	9.9%
BlackRock, Inc.(5) 55 East 52nd Street New York NY 10055	4,003,725	—	4,003,725	9.3%
Janus Henderson Group plc(6) 201 Bishopsgate London EC2M 3AE, United Kingdom	3,827,186	—	3,827,186	8.9%
Wellington Management Group, LLP(7) 280 Congress Street Boston, MA 02210	3,432,146	—	3,432,146	8.0%
Impactive Capital LP(8) 152 West 57th Street, 17th Floor New York, New York 10019	2,184,072	—	2,184,072	5.1%
Named Executive Officers, and Directors:
Melissa Smith(9)	94,928	222,923	317,851	*
Jagtar Narula	—	—	—	*
Jennifer Kimball	1,024	1,624	2,648	*
Karen Stroup	2,178	1,222	3,400	*
Jay Dearborn	13,716	18,268	31,984	*
Robert Deshaies	9,031	14,413	23,444	*
Daniel Callahan**	—	1,030	1,030	*
Shikhar Ghosh**	4,421	1,030	5,451	*
James Groch**	4,400	1,030	5,430	*
James Neary	5,046	1,030	6,076	*
Stephen Smith	2,834	1,030	3,864	*
Susan Sobbott	3,177	1,030	4,207	*
Regina O. Sommer**	7,708	1,030	8,738	*
Jack VanWoerkom**	2,683	1,030	3,713	*
Nancy Altobello**	—	1,030	1,030	*

2023 Proxy Statement     85

INFORMATION ABOUT STOCK OWNERSHIP

Name and Address(1)	Common Stock Owned(2)	Right to Acquire(3)	Total Securities Beneficially Owned(3)	Percent of Outstanding Shares
Derrick Roman**	480	1,030	1,510	*
Directors and Executive Officers as a Group (21 Persons)(10)	184,447	295,231	479,678	1.1%
*    Less than 1%
**    Please refer to footnote (2) to see information regarding the deferred stock units in WEX Inc. held by Mr. Callahan, Mr. Ghosh, Mr. Groch, Ms. Sommer, Ms. Altobello, Mr. Roman and Mr. VanWoerkom.
(1)Unless otherwise noted, the business address for the individual is in care of WEX Inc., 1 Hancock Street, Portland, ME 04101.
(2)Unless otherwise noted, includes shares for which the named person or entity has sole voting and investment power or has shared voting and investment power, including with his or her spouse. Excludes shares that may be acquired through stock option exercises or through the vesting of restricted stock units, which are accounted for in the column "Right To Acquire". This table does not include deferred stock units (which are listed as of the date of this table, March 22, 2023), which will convert into the following number of shares that will be acquired by our non-employee directors 200 days after their separation from our Board: 42,169 shares by Mr. Ghosh; 6,564 shares by Ms. Sommer; 6,606 shares by Mr. VanWoerkom; 1,250 shares by Mr. Roman; 1,250 shares by Ms. Altobello; 4,194 shares by Mr. Groch; and, 5,414 shares by Mr. Callahan. Please note, the 1,030 shares that Mr. Callahan, Mr. Groch and Ms. Altobello have included in the "Right To Acquire" column will be acquired as deferred stock units, which will vest as common stock 200 days after their separation from the Board.
(3)The Right to Acquire column includes shares that can be acquired through stock option exercises or the vesting of restricted stock units through May 21, 2023 and excludes shares that may not be acquired until on or after May 22, 2023. The Total Securities Beneficially Owned column includes both the Common Stock Owned and Right to Acquire columns
(4)This information was reported on a Schedule 13G/A filed by The Vanguard Group, Inc. (“Vanguard”) with the SEC on February 9, 2023. The Schedule 13G/A reported that Vanguard has shared voting power over 17,994 shares, sole dispositive power over 4,161,958 shares and shared dispositive power over 61,797 shares. The percentage reported is based on the assumption that Vanguard has beneficial ownership of 4,223,755 shares of common stock on March 22, 2023.
(5)This information was reported on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 25, 2023. The Schedule 13G/A reported that BlackRock has sole voting power over 3,875,845 shares and has sole dispositive power over 4,003,725 shares. The percentage reported is based on the assumption that BlackRock had beneficial ownership of 4,003,725 shares of common stock on March 22, 2023.
(6)This information was reported on a Schedule 13G/A filed by Janus Henderson Group plc (“Janus Henderson”) with the SEC on February 10, 2023. The Schedule 13G/A reported that Janus Henderson has shared voting power and shared dispositive power over 3,827,186 shares. The percentage reported is based on the assumption that Janus Henderson has beneficial ownership of 3,827,186 shares of common stock on March 22, 2023.
(7)This information was reported on a Schedule 13G/A filed with the SEC on February 6, 2023. Each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP has shared voting power with respect to 2,921,049 shares and shared dispositive power with respect to 3,432,146 shares. Wellington Management Company LLP has shared voting power with respect to 2,781,042 shares and shared dispositive power with respect to 3,176,064 shares. The securities reported are owned of record by clients of one or more investment advisors directly or indirectly owned by Wellington Management Group LLP (the “Investment Advisors”), including: Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Investment Advisors. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The percentage reported in the table above is based on the assumption that Wellington Management Group LLP has beneficial ownership of 3,432,146 shares of common stock on March 22, 2023.
(8)This information was reported on a Schedule 13D filed by Impactive Capital LP. (“Impactive”) with the SEC on December 9, 2022. The Schedule 13D reported that Impactive has shared voting power and shared dispositive power over 2,184,072 shares. The percentage reported is based on the assumption that Impactive Capital LP has beneficial ownership of 2,184,072 shares of common stock on March 22, 2023.
(9)Includes 1,692, 1,693, and 1,693 shares held indirectly respectively through three trusts for the benefit of Ms. Smith's three children and 18,277 shares held indirectly through Ms. Smith's spouse.
(10)In addition to the Named Executive Officers and directors included in this table, five other executive officers were members of this group as of March 22, 2023.
86     WEX Inc.

INFORMATION ABOUT STOCK OWNERSHIP
Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information about shares of common stock that may be issued under the Company’s equity compensation plans as of December 31, 2022. The Company’s equity plans include the 2010 Equity and Incentive Plan and the Amended and Restated 2019 Equity and Incentive Plan, each of which were approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column) (#)
Equity compensation plans approved by Company stockholders	2,388,444(1)	145.44(2)	3,661,721(3)
(1)Includes 768,847 shares of common stock subject to PRSUs, determined using the applicable fungible share ratios, under the Company's Amended and Restated 2019 Equity and Incentive Plan and the 2010 Equity and Incentive Plan (the "Prior Plan"). Assumes that the target level of performance conditions were achieved for any PRSU awards for which the performance period was not concluded as of December 31, 2022 and includes the actual number of shares to be issued upon settlement of PRSUs granted where the performance period has concluded as of December 31, 2022, but settlement occurred in 2023. If the highest level of performance condition attainments were assumed for all such PRSUs, the total number of shares of common stock to be issued upon settlement of such awards as of December 31, 2022 would increase by 877,035 shares of common stock.
(2)Weighted average exercise price does not take into account shares of common stock subject to outstanding RSUs, PRSUs and deferred stock units as such shares of common stock will be issued at the time they vest, without any cash consideration payable for those shares of common stock.
(3)Represents shares remaining available for future issuance under the Amended and Restated 2019 Equity and Incentive Plan as of December 31, 2022. The Amended and Restated 2019 Equity and Incentive Plan permits the award of incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock awards, RSUs, director awards, other stock-based and cash-based awards and performance awards. The Amended and Restated 2019 Equity and Incentive Plan authorizes for issuance (i) 4,500,000 shares of common stock for awards granted after June 4, 2021, (ii) 1,235,669 shares of common stock for awards granted on or prior to March 21, 2021, and (iii) such additional number of shares of common stock (up to 776,777 shares) as is equal to the number of shares of common stock subject to awards granted under the Company's Prior Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right. To the extent a share that is subject to an award granted under the Prior Plan that counted as 1.53 shares against such Prior Plan’s share reserve is made available for the award of future grants under the Amended and Restated 2019 Equity and Incentive Plan, the share reserve will be credited with 1.53 shares. Otherwise, each share of common stock subject to an award under the Prior Plan that becomes available for grant under the Amended and Restated 2019 Equity and Incentive Plan will increase the plan’s share reserve by one share. Under the Amended and Restated 2019 Equity and Incentive Plan, any award of restricted stock, RSU, or other stock-based award with a per share purchase price lower than 100% of the fair market value per share of common stock on the date of grant shall be counted against share limits as 1.7 shares for each one share of applicable award. The Board may not make new awards under the Prior Plan.
2023 Proxy Statement     87

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
This proxy statement and enclosed proxy card is being furnished in connection with the solicitation of proxies by the Board of WEX Inc. for use at our annual meeting of stockholders to be held on Thursday, May 11, 2023 at 8:00 a.m., ET via the Internet as a virtual web conference at https://web.lumiagm.com/289188153. The password for the meeting is case sensitive and is wex2023. The proxy statement describes the proposals on which you may vote as a stockholder and contains important information to consider when voting.
We are mailing this proxy statement, our annual report to stockholders and our proxy card to our stockholders on or about April 24, 2023.
Your vote is important. Please submit your vote as soon as possible even if you plan to virtually attend the annual meeting online.
Why is the 2023 annual meeting of stockholders a virtual, online meeting?
To enable broad access to our 2023 annual meeting of stockholders, our 2023 annual meeting of stockholders will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our 2023 annual meeting of stockholders by enabling stockholders to participate remotely from any location around the world. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How do I virtually attend the annual meeting?
We will host the annual meeting live online via a virtual web conference at https://web.lumiagm.com/289188153. You may attend the annual meeting by visiting that website. The password for the meeting is case sensitive and is wex2023. The audio webcast will start at 8:00 a.m., ET, on Thursday, May 11, 2023. You will need the digit control number included on your proxy card in order to be able to enter the annual meeting online and vote. Instructions on how to attend and participate online are posted at https://go.lumiglobal.com/faq.
Online check in will begin at 7:00 a.m., ET on Thursday, May 11, 2023, and you should allow ample time for the online check-in proceedings. Please refer to https://go.lumiglobal.com/faq or e-mail support@lumiglobal.com if you require any assistance attending the virtual web conference.
Who can attend and participate in the annual meeting?
Stockholders who owned the Company’s common stock at the close of business on March 22, 2023, the record date, may attend the annual meeting online and vote at the annual meeting of stockholders. Each share is entitled to one vote. There were 42,835,746 shares of common stock outstanding on the record date.
May I see a list of stockholders entitled to vote as of the record date?
A list of our registered stockholders as of the close of business on the record date will be available for ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the Office of the General Counsel, WEX Inc., 1 Hancock Street, Portland, Maine 04074. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, in accordance with the Company's Bylaws.
How do I vote?
If the shares are registered directly in your name, you may vote in the following ways:
•Vote over the Internet prior to the Annual Meeting: To vote over the Internet, please go to the following website: www.voteproxy.com and follow the instructions at that site for submitting your proxy electronically. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on Wednesday, May 10, 2023, the day before the annual meeting, for your vote to count.
88     WEX Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
•Vote by Telephone prior to the Annual Meeting: To vote by telephone, please call 1-800-776-9437 (domestic) or 1-718-921-8500 (international) and follow the recorded instructions. You must submit your telephonic vote before 11:59 p.m., Eastern Time, on Wednesday, May 10, 2023, the day before the annual meeting, for your vote to count.
•Vote by Mail prior to the Annual Meeting: You may vote by mail by completing, signing and dating your proxy card and mailing it in the enclosed prepaid and addressed envelope. Your proxy card must be received and tabulated no later than the closing of the polls for your proxy card to be valid and your vote to count.
•Vote Online while Virtually Attending the Annual Meeting: If you attend the annual meeting, you may vote your shares online while virtually attending the annual meeting by visiting https://web.lumiagm.com/289188153. The password for the meeting is case sensitive and is wex2023. You will need your control number included on your proxy card in order to be able to vote during the annual meeting.
If you hold your shares in “street name,” you should follow the instructions provided by your bank, broker or other nominee, which may include instructions regarding your ability to vote by mail, by telephone or through the Internet. Holding shares in street name means you hold them through a bank, broker or other nominee, and as a result, the shares are not held in your individual name but through someone else. To vote in person at the virtual annual meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the annual meeting. Please follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the annual meeting, you must submit proof of your legal proxy reflecting the number of shares owned by you along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests for registration can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 11:59 p.m., ET on May 4, 2023. You will receive a confirmation of your registration by email after we receive your registration materials. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
How do I vote my shares held in the WEX Inc. Employee Savings Plan?
If you participate in our WEX Inc. Employee Savings Plan, commonly referred to as the “401(k) Plan,” shares of our common stock equivalent to the value of the common stock interest credited to your account under the plan will be voted by the trustee in accordance with your instructions, if they are received before 11:59 PM ET on May 8, 2023. Otherwise, if you do not provide instructions by such date, the share equivalents credited to your account will not be voted by the trustee. The shares held in the 401(k) Plan cannot be voted electronically during the annual meeting. Please refer to the “Information about Voting Procedures” section.
How do I submit a question at the annual meeting?
If you wish to submit a question, on the day of the annual meeting, beginning at 8:00 a.m., ET, you may log into the virtual meeting platform at https://web.lumiagm.com/289188153, type your question into the “Ask a Question” field, and click “Submit.” We will try to answer as many germane stockholder-submitted questions as time permits. However, we reserve the right to exclude questions that are irrelevant to the business of the Company or of the annual meeting, related to material, nonpublic information, derogatory in nature, related to personal matters or personal grievances, or otherwise out-of-order or not otherwise suitable for the conduct of the annual meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. Germane questions received from stockholders during the virtual annual meeting, and their related responses, will be posted on the Company’s investor relations website at https://ir.wexinc.com/financials/annual-reports-proxy-esg/default.aspx as soon as practicable following the annual meeting.
2023 Proxy Statement     89

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
Information about Voting Procedures
How is my vote counted?
You may vote “for” or “against” or “abstain” from voting with respect to each director nominee. Abstentions and "broker non-votes" will not count as a vote “for” or “against” a nominee's election.
You may vote “for” or “against” or “abstain” from voting on the proposals regarding the advisory vote on executive compensation, the advisory vote on the frequency of advisory votes on executive compensation, and ratification of the independent registered public accounting firm. Abstentions and "broker non-votes" with respect to a proposal will not count as a vote “for” or “against” such proposal.
If you provide your voting instructions on your proxy, your shares will be voted:
•as you instruct, and
•according to the best judgment of the persons named in the proxy if a proposal comes up for a vote at the meeting that is not on the proxy.
If you do not indicate a specific choice on the proxy you sign and submit, your shares will be voted:
•for the eight named nominees for director for a one-year term,
•for the approval of an advisory (non-binding) vote on the compensation of our Named Executive Officers,
•for the approval of an advisory (non-binding) vote on the frequency of say-on-pay votes of our Named Executive Officers of One Year,
•for the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and
•according to the best judgment of the persons named in the proxy if a proposal comes up for a vote at the meeting that is not on the proxy.
How many votes are required for the election of directors?
Under our By-Laws, in a meeting that is not a Contested Election Meeting (as such term is defined in our By-laws), a nominee will be elected to the Board of Directors if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” not counting as votes “for” or “against.” Pursuant to our Governance Guidelines, a condition of nomination by the Board for re-election as a director is that each incumbent director must deliver a resignation to the Board that only becomes effective if such uncontested incumbent director nominee receives a majority of votes “against” his or her election, and the Board of Directors determines to whether to accept the resignation within 90 days following certification of the stockholder vote (based on the recommendation of a committee of independent directors after the evaluation of numerous factors). We will publicly disclose the Board of Directors’ decision and its reasoning with regard to the offered resignation.
How many votes are needed to approve the advisory (non-binding) vote on the compensation of our Named Executive Officers, advisory (non-binding) vote on the frequency of say-on-pay votes of our Named Executive Officers, and to ratify the selection of the independent registered public accounting firm?
The affirmative vote of a majority of votes cast affirmatively or negatively on the matter is required for the approval of the advisory (non-binding) vote on the compensation of the named executive officers, the approval of the advisory (non-binding) vote on the frequency of say-on-pay votes of our Named Executive Officers, and the approval of the ratification of the selection of the independent registered public accounting firm. A broker non-vote will be treated as not being entitled to vote on any proposals other than the proposal to ratify the selection of the independent registered accounting firm. Under our By-Laws, abstentions and broker non-votes are not counted as votes for or against any matter and therefore, will not be included in the numerator or the denominator. Because these are advisory votes, there is no required approval threshold for these proposals.
What is the difference between a “stockholder of record” and a “beneficial owner”?
These terms describe the manner in which your shares are held. If your shares are registered directly in your name through American Stock Transfer & Trust Company, LLC, our transfer agent, you are a “stockholder of record” or registered stockholder. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.”
90     WEX Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
What is a Broker Non-Vote?
A broker is entitled to vote shares held for a stockholder on “discretionary” matters without instructions from the beneficial owner of those shares. However, if a beneficial owner does not provide timely instructions, the broker does not have the authority to vote on any “non-discretionary” proposals at the annual meeting and a “broker non-vote” would occur. The only matter at the 2023 annual meeting that is “discretionary” is the ratification of our independent registered public accounting firm. The other matters are “non-discretionary.” Please instruct your broker on how to vote your shares using the voting instruction form provided by your broker or following any instructions provided by your broker regarding your ability to vote by telephone or through the Internet.
What if I do not vote?
The effect of not voting will depend on how your share ownership is registered. If you own shares as a “stockholder of record” or registered holder and you do not vote, then your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. If a quorum is obtained, then your unvoted shares will not affect whether a proposal is approved or rejected.
If you are a stockholder whose shares are not registered in your name and you do not vote, then your bank, broker or other nominee, who is the holder of record, may still represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, under stock exchange rules, if applicable, your bank, broker or other nominee will be able to vote your shares in its discretion regarding the ratification of our independent registered public accounting firm. However, under stock exchange rules, if applicable, your bank, broker or other nominee will not be able to vote your shares in its discretion in the election of directors, the advisory (non-binding) vote on the compensation of our Named Executive Officers, or advisory (non-binding) vote on the frequency of say-on-pay votes of our Named Executive Officers. Therefore, you must vote your shares if you want them to be counted for purposes of these votes.
What if I change my mind after I submit my proxy?
If your stock is registered directly in your name, you may revoke your proxy and change your vote by:
•voting over the Internet or by telephone prior to the annual meeting as instructed above under “How do I vote?” Only your last Internet or telephone vote submitted prior to the annual meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., ET, on Wednesday, May 10, 2023, the day before the annual meeting,
•casting another vote with a later date and returning it before the polls close at the meeting as instructed above under “How do I vote?” Only the last dated, valid proxy will be counted, or
•voting online while virtually attending the annual meeting as instructed above under “How do I vote?”
If you hold your stock in “street name” and have instructed your bank, broker or nominee to vote the shares, you should follow the instructions provided by your bank, broker or other nominee to revoke your proxy and change your vote. You may also revoke your proxy and change your vote by participating in the meeting online and voting your shares electronically during the meeting, if you have a legal proxy from your bank, broker or other nominee and have followed the instructions above.
Any change to your voting instructions provided to the trustee with respect to voting the shares held in the WEX Inc. Employee Savings Plan must be provided to the trustee by 11:59 PM ET on May 5, 2023.
Your virtual attendance at the meeting alone, without voting electronically, will not automatically revoke your proxy.
What happens if a director nominee is unable to stand for election?
The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy, the persons named in the proxy can vote your shares for a substitute nominee. The person you authorize to vote on your behalf cannot vote for more than four nominees.
What constitutes a quorum?
In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of one-third of the shares of common stock issued and outstanding on the record date and entitled to vote.
Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. Shares of common stock that are present virtually during the annual meeting constitute shares of common stock represented “in person”. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
2023 Proxy Statement     91

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
What is the effect of not submitting my proxy if my shares are held in the WEX Inc. Employee Savings Plan?
The trustee for the WEX Inc. Employee Savings Plan, which is often referred to as the 401(k) plan, will not vote the shares of participants who do not give specific instructions as to how those shares should be voted. As a result, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. If a quorum is obtained, then your unvoted shares will not affect whether a proposal is approved or rejected.
What does it mean if I receive more than one proxy card?
It means that you hold your shares in multiple accounts. Please follow the voting instructions on the proxy cards to be sure that all of your shares are voted.
Where do I find voting results of the meeting?
We will announce preliminary voting results during the annual meeting. We will also publish the preliminary or, if available, the final results in a current report on Form 8-K within four business days of the end of the meeting. You may access a copy of the current report on Form 8-K electronically on our website or through the SEC’s website at www.sec.gov. Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.
Who pays the cost for proxy solicitation?
The Company pays for distributing and soliciting proxies. As a part of this process, the Company reimburses brokers, nominees, fiduciaries and other custodians for reasonable fees and expenses in forwarding proxy materials to stockholders. The Company has engaged a proxy solicitor, D.F. King & Co., Inc., to assist in connection with soliciting votes for the annual meeting at a cost of approximately $12,500. The Company will bear the entire cost of the proxy solicitor. The proxy solicitor will solicit proxies through mail, telephone, the Internet or other means. Employees of the Company or its subsidiaries may solicit proxies through mail, telephone, the Internet or other means. Employees do not receive additional compensation for soliciting proxies.
How do I submit a stockholder proposal or director nominee for next year’s annual meeting or suggest a candidate for nomination as a director to the Corporate Governance Committee?
Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement and proxy card for the 2024 annual meeting of stockholders must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted to the Corporate Secretary, 1 Hancock Street, Portland, ME 04101, no later than December 26, 2023. However, in the event that the annual meeting is called for a date that is not within thirty days before or after May 11, 2024, notice by the stockholder must be received a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.
If a stockholder wishes to present a proposal before the 2024 annual meeting but does not wish to have a proposal considered for inclusion in our proxy statement and proxy in accordance with Rule 14a-8 or to nominate someone for election as a director, the stockholder must give written notice to our Corporate Secretary at the address noted above. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received no earlier than January 12, 2024, nor later than February 11, 2024. However, in the event that the annual meeting is called for a date that is not within twenty-five days before or after May 11, 2024, notice by the stockholder must be received no earlier than 120 days prior to the annual meeting and no later than the later of the 90th day prior to the annual meeting or the tenth day following the day on which notice of the date of the annual meeting is first mailed or publicly disclosed. If a stockholder wishes to solicit proxies in support of director nominees other than our nominees under the universal proxy rules, such stockholder must, in addition to the information required under our By-Laws, also include in the notice the information required by Rule 14a-19 under the Exchange Act. Stockholders soliciting votes for a director pursuant to the universal proxy rules must also notify us not later than five business days prior to the annual meeting date that such stockholder has complied with the requirements of our By-Laws and Rules 14a-19 under the Exchange Act.
92     WEX Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES

Alternatively, under our "proxy access” provision in our By-Laws, a stockholder, or group of no more than 20 stockholders, owning at least 3% of the Company’s outstanding shares of capital stock continuously for at least three years, may nominate and include in our proxy materials for an annual meeting director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in our By-Laws. For a proxy access nomination to be considered timely for the 2024 annual meeting, it must be received in writing by the Secretary no earlier than December 13, 2023 nor later than January 12, 2024. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed (other than as a result of adjournment) by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be received no earlier than the 150th day prior to such annual meeting and no later than the close of business on the later of (i) the 120th day prior to such annual meeting and (ii) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
The Company’s By-Laws contain specific procedural requirements regarding a stockholder’s ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. The By-Laws are available on our website at www.wexinc.com, under the Governance tab.
What is “householding”?
“Householding” means that we deliver a single set of proxy materials and annual report to households where multiple stockholders share the same address, provided such stockholders give their consent and certain other conditions are met.
Some households with multiple stockholders already may have provided the Company with their consent to householding. We will provide only one set of proxy materials or to each such household, unless we receive contrary instructions from one or more of the stockholders.
2023 Proxy Statement     93

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
We will promptly deliver separate copies of our proxy statement and annual report, or deliver multiple copies in the future, at the request of any stockholder who is in a household that participates in the householding of the Company’s proxy materials. You may call our Investor Relations department at (866) 668-6550 or send your request to:

WEX Inc. Attention: Investor Relations — Annual Meeting 1 Hancock Street Portland, ME 04101 Email: investors@wexinc.com
If you currently receive multiple copies of the Company’s proxy materials and would like to participate in householding, please contact the Investor Relations department at the above phone number or address.
What is meant by “incorporation by reference”?
“Incorporation by reference” means that we refer to information that previously has been filed with the SEC, so the information should be considered as part of the filing you are reading. Information on the websites referred to in this proxy statement, including our website, is not incorporated into this proxy statement. Based on SEC rules, the sections entitled “Audit Committee Report” and the “Compensation Committee Report,” of this proxy statement and the information regarding the Audit Committee Charter and the independence of the Audit Committee members specifically are not incorporated by reference into any other filings with the SEC.
You receive this proxy statement as part of the proxy materials for the annual meeting of stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our Company’s common stock.
How do I request future copies of your proxy materials?
If you require additional copies of these or any future proxy materials, please refer to the Investor Relations page of our website at www.wexinc.com or contact our Investor Relations office at the above e-mail address, phone number or mailing address.
How do I request a copy of your annual report on Form 10-K?
We will provide you with a copy, without charge, of our Form 10-K, including the financial statements, for our most recently ended fiscal year, upon request to our Investor Relations department at the above e-mail address, phone number or mailing address. Our Form 10-K is also available free of charge on our website at https://ir.wexinc.com/financials/sec-filings/default.aspx and on the SEC’s website at www.sec.gov.
94     WEX Inc.

OTHER BUSINESS
We know of no other business to be considered at the meeting, and the deadline for stockholders to submit proposals or nominations has passed. However, if:
•other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and
•you have properly submitted your proxy, then, Melissa Smith or Hilary Rapkin will vote your shares on those matters according to her best judgment.

By Order of the Board of Directors,

Hilary Rapkin Chief Legal Officer and Corporate Secretary
April 24, 2023
Portland, Maine
2023 Proxy Statement     95

APPENDIX A
The following pages in this Appendix A contain descriptions of the performance measures used for executive incentive compensation under our Short-Term Incentive Plan ("STIP"). They were developed uniquely for incentive compensation purposes, are non-GAAP measures, and are not reported in our financial statements. The Leadership Development and Compensation Committee (the "Committee") has approved use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors, or to exclude factors over which our executives have little influence or control.
STIP
Reconciliation of performance measures to reported results for the 2022 STIP metric is shown in the table below:

(In thousands)	2022 Total Company Revenue	2022 Total Company Operating Income
2022 Actual reported per 10-K (GAAP)	$2,350,511	$469,842
Adjustments for Non-GAAP items including: acquisition-related intangible amortization, other acquisition and divestiture related items, debt restructuring costs, stock based compensation, and other costs	—	✓
2022 Actual reported per 10-K (with adjustments)	$2,350,511	$935,302
Adjustment for Fuel Prices	✓	✓
Adjustment for Foreign Exchange Rates	✓	✓
2022 Actual reported per 10-K, adjusted for PPG and FX	$2,219,641	$812,253
96     WEX Inc.

APPENDIX A
Reconciliation of Non-GAAP Financial Measure
The following table reflects the reconciliation of the non-GAAP financial performance metric presented in the "2022 Company Performance Snapshot" section, the "Pay versus Performance Table" section and within the Compensation Discussion & Analysis included herein.

Reconciliation of GAAP net income (loss) per diluted share to adjusted net income per diluted share	FY Ended December 31, 2022	FY Ended December 31, 2021	FY Ended December 31, 2020	FY Ended December 31, 2019	FY Ended December 31, 2018	FY Ended December 31, 2017	Per Diluted share CAGR 2017 - 2022
	per diluted share	per diluted share	per diluted share	per diluted share	per diluted share	per diluted share
Net income (loss) attributable to shareholders	$4.50	$—	$(5.56)	$2.26	$3.86	$3.71	3.9%
Unrealized (gains) losses on financial instruments	(1.86)	(0.86)	0.62	0.79	(0.06)	(0.03)
Net foreign currency loss (gain)	0.51	0.27	0.59	0.02	0.89	(0.73)
Change in fair value of contingent consideration	3.11	0.88	—	—	—	—
Acquisition-related intangible amortization	3.81	4.01	3.90	3.64	3.17	3.57
Other acquisition and divestiture related items	0.40	0.81	1.32	0.86	0.10	0.12
Legal settlement	—	—	3.71	—	—	—
Stock-based compensation	2.25	1.70	1.50	1.09	0.81	0.71
Other costs	0.86	0.52	0.30	0.57	0.31	0.26
Loss (gain) on sale of subsidiary	—	—	1.06	—	—	(0.49)
Impairment charges and asset write-offs	3.05	—	1.22	—	0.13	1.02
Debt restructuring and debt issuance cost amortization	0.39	0.48	0.91	0.48	0.32	0.24
Non-cash adjustments related to tax receivable agreement	—	—	—	(0.02)	0.02	(0.35)
ANI adjustments attributable to non-controlling interests	(0.77)	2.91	(0.98)	1.21	(0.03)	(0.04)
Tax related items	(2.59)	(1.58)	(2.47)	(1.71)	(1.24)	(2.67)
Dilutive impact of convertible debt	(0.13)	—	—	—	—	—
Dilutive impact of stock awards	—	—	(0.06)	—	—	—
Adjusted net income attributable to shareholders	$13.53	$9.14	$6.06	$9.20	$8.28	$5.32	20.5%

2023 Proxy Statement     97

ANNUAL MEETING OF STOCKHOLDERS OF

WEX INC.

May 11, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the recorded instructions. Have your proxy card available when you call.

Vote online or by telephone until 11:59 PM ET the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/289188153 (Password: wex2023) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING TO BE HELD ON MAY 11, 2023:
The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at https://ir.wexinc.com/financials/annual-reports-proxy-esg/default.aspx.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333333330403000 4 051123

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Whether or not you virtually attend the annual meeting, it is important that your shares be represented and voted at the meeting. As a stockholder of record, you can vote your shares by (i) signing and dating this proxy card and returning it by mail in the enclosed envelope, (ii) over the telephone at 1-800-776-9437 (in the United States) or 1-718-921-8500 (from foreign countries) or (iii) over the internet at www.voteproxy.com. If you decide to attend the annual meeting online and vote electronically during the meeting, you may then revoke your proxy. If you hold your stock in "street name," you should follow the instructions provided by your bank, broker or other nominee.

1. Election of Directors: To elect eight directors for one-year terms.

	FOR	AGAINST	ABSTAIN
Daniel Callahan	☐	☐	☐
Shikhar Ghosh	☐	☐	☐
James Groch	☐	☐	☐
James (Jim) Neary	☐	☐	☐
Melissa Smith	☐	☐	☐
Stephen Smith	☐	☐	☐
Susan Sobbott	☐	☐	☐
Regina Sommer	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2.

	FOR	AGAINST	ABSTAIN
2. Advisory (non-binding) vote to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends a vote of every ONE YEAR for Proposal 3.

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.	☐	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 4.

Note: Also includes authorization to vote on such other matters as may properly come before the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

WEX INC.

2023 ANNUAL MEETING OF STOCKHOLDERS - May 11, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Melissa D. Smith and Hilary Rapkin as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of WEX Inc. which the undersigned would be entitled to vote if personally present at the 2023 Annual Meeting of Stockholders scheduled to be held virtually at https://web.lumiagm.com/289188153, on Thursday, May 11, 2023, at 8:00 a.m., Eastern Time, or any adjournment or postponement thereof.

This proxy will be voted as specified, or if you do not indicate a specific choice on the proxy you sign and submit, your shares will be voted as follows: for the eight named nominees for director; for the approval of the Company's executive compensation of its named executive officers; for one year on the proposal regarding the frequency of future votes on executive compensation; and, for the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm. If you sign and submit this proxy, Melissa D. Smith and Hilary Rapkin are authorized to vote your shares according to their best judgment on any other matters that are properly presented at the meeting, or at any adjournment or postponement thereof. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed, dated and returned your proxy card.

(Continued and to be signed on the reverse side)

1.1 14475